Exhibit 10.5

AUTOMATIC COINSURANCE AGREEMENT

(the “Agreement”)

Effective: January 1, 2012

between

FIDELITY LIFE ASSOCIATION

Chicago, ILLINOIS

(the “Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

ORLANDO, FLORIDA

(the “Reinsurer”)

Treaty No. HA-FKLA-07/HA3351

December 4, 2012

ARTICLE I

PREAMBLE

1)

Parties to the Agreement. This is a Coinsurance Agreement for indemnity reinsurance (the “Agreement”) solely between Hannover Life Reassurance Company of America, Orlando, Florida (the “Reinsurer”), and Fidelity Life Association, Chicago, Illinois, (the “Company”), collectively referred to as the “parties”.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and any other party, including the insured, owner or beneficiary of any insurance policy or other contract of the Company.

The Agreement will be binding upon the Company and the Reinsurer and their respective successors and assigns.

2)	Compliance. This Agreement applies only to the issuance of insurance by the Company in a jurisdiction in which it is properly licensed.

The Company represents that it is in compliance with all state and federal laws applicable to the business reinsured under this Agreement. In the event that the Company is found to be in non-compliance with any law material to this Agreement, the Agreement will remain in effect and the Company will indemnify the Reinsurer for any loss the Reinsurer suffers as a result of the non-compliance, and will seek to remedy the non-compliance immediately upon discovery thereof.

3)

Construction. This Agreement will be construed in accordance with the laws of the state of Illinois. Furthermore, this Agreement is a freely negotiated contract between the Company and the Reinsurer and will not be construed against either party due to the fact that it was the party that drafted the Agreement.

4)

Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

5)

Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

6)

Non-waiver. No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the Parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

ARTICLE I CONTINUES…

1

7)

Survival. All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the Parties’ rights and/or obligations hereunder existing at the time of termination.

8)

Assignment. Neither party may assign, transfer, sell, convey or otherwise dispose of any of its rights, duties or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the parties acknowledge and agree that the Reinsurer may retrocede any or all of its reinsured net amount at risk hereunder.

…END OF ARTICLE I

2

ARTICLE II

AUTOMATIC REINSURANCE

1)

General Conditions. On and after the effective date of this Agreement, the Company will automatically cede to the Reinsurer a portion of the life insurance policies, supplementary benefits, and riders listed in Exhibit B.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit C, provided that:

a.

the Company keeps its full retention, as specified in Exhibit A, or otherwise holds its full retention on a life under previously issued inforce policies and does not transfer, assign, convey, reinsure or otherwise dispose of such retention without the Reinsurer’s written consent;

b.

the Company applies its normal underwriting guidelines as were delivered to the Reinsurer, in accordance with the Company’s current underwriting guidelines as described in the Hybrid Life Underwriting Guide 1/2012, using the Reinsurer’s MERICA system for obtaining and interpreting third party data. Initial Nonmedical underwriting in accordance with the Company’s current underwriting guidelines as described in the Hybrid Life Underwriting Guide 1/2012. For medically-underwritten policies, full underwriting in accordance with the Company’s current underwriting guidelines as described in the Hybrid Life Underwriting Guide 1/2012.

c.	The insured is a resident of a country listed in Exhibit C.

d.

OFAC Compliance. The Company and the Reinsurer each represents and warrants that it is in compliance with all laws, regulations, judicial and administrative orders applicable to the party and to the business reinsured under this Agreement, as they pertain to sanction laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and with Trade Embargo Laws, as such laws may be amended from time to time (collectively, the “Laws”). Neither party will be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making any payments in violation of the Laws.

The Company agrees to, prior to ceding any risk to the Reinsurer under this Agreement, screen, in accordance with current industry standards for the U.S. life insurance industry, each risk to ensure that an owner, insured, or beneficiary is not on the OFAC List of Specially Designated National and Blocked Persons (a “Prohibited Person”).

The Company will not cede or otherwise transfer to the Reinsurer, and the Reinsurer will have no obligation to reinsure or indemnify the Company for any liabilities under any policy if an owner, insured, or beneficiary of such policy is a Prohibited Person.

ARTICLE II CONTINUES…

3

Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the Laws, the party who first becomes aware of the violation will notify the other party within five (5) business days of such discovery, and the Company will provide to the Reinsurer written notice of all information known by the Company regarding the identity of the Prohibited Person, including the name, date of birth, country, state or province and street address of the residence and/or business, social security number, driver’s license number or other governmental identification number, and telephone number(s) of such Prohibited Person. The parties will cooperate in order to take all necessary corrective actions.

The parties agree that such reinsurance transaction will be null, void and of no effect from its inception, to the same extent as if the reinsurance transaction had never occurred. In such event, each party will be restored to the position it would have occupied if the violation had not occurred.

…..END OF ARTICLE II

4

ARTICLE III

FACULTATIVE REINSURANCE

The Company may submit a policy not satisfying the conditions set forth in Article II, Automatic Reinsurance” or Policies it does not wish to cede as automatic reinsurance, for facultative reinsurance consideration.

1)	Application. An application form acceptable by the Reinsurer shall be submitted for each facultative consideration.

2)

Underwriting Papers. Copies of the original insurance application, medical examiner’s reports, attending physician statements, inspection reports, financial information and ail other papers and information obtained by the Company concerning insurability of the risk shall accompany the application for reinsurance. If there are outstanding underwriting requirements not yet available, the Company shall notify the Reinsurer of such requirements; in addition, the Company agrees to provide any subsequent information received pertinent to the risk assessment to the Reinsurer as soon as possible following receipt of such information by the Company.

3)

Reinsurer’s Actions. Following receipt of the application for reinsurance and the information as described above, the Reinsurer agrees to promptly examine the underwriting information and notify the Company of any one of the following:

•	an offer to reinsure the policy;

•	an offer to reinsure the policy other than as applied for;

•	an offer to reinsure the policy subject to additional underwriting requirements;

•	a need for additional underwriting information to further consider making a facultative reinsurance offer; or

•	a declination to make any facultative reinsurance offer.

4)

Expiration of Facultative Offer. Any offer from the Reinsurer to reinsure the policy expires one hundred twenty (120) days after the offer is made, unless the facultative offer specifies otherwise or the Reinsurer extends the offer period in writing. The Company may accept the Reinsurer’s facultative reinsurance offer within the offer period and shall notify the Reinsurer of such acceptance subject to the Company’s allocation rules for placement of facultative cases.

5)

Conflicts. The terms and conditions of any facultative offer shall supersede the terms of the Agreement in case of conflicts between the two; otherwise reinsurance of a policy on a facultative reinsurance basis shall comply with the terms of this Agreement.

…END OF ARTICLE III

5

ARTICLE IV

LIABILITY

1)

Automatic Reinsurance. For automatic reinsurance, the Reinsurer’s liability will commence at the same time as the Company’s liability, and will continue in accordance with the terms and conditions of this Agreement, and will end at the same time as that of the Company. Payment by the Company to the Reinsurer of reinsurance premium is a condition precedent to the Reinsurer’s liability hereunder.

2)

Facultative Reinsurance. The liability of the Reinsurer on any facultative reinsurance under this Agreement will commence at the same time as that of the Company, provided that the Reinsurer has given the Company a written unconditional offer on the application for reinsurance, and the Company has notified the Reinsurer in writing of its acceptance within one-hundred twenty (120) days of the offer and acts in accordance with the Reinsurer’s offer and the terms of this Agreement. The Reinsurer will become liable for its share, provided that the policy has been delivered according to the usual procedures of the Company and that the Company has followed its facultative rules for reinsurance placement.

3)	Dividends. The Reinsurer shall have no liability for any dividends paid by the Company on participating policies.

…END OF ARTICLE IV

6

ARTICLE V

REINSURED RISK AMOUNT

1)	Life. Reinsurance under this Agreement is on a Coinsurance basis. The reinsurance benefit will be determined in the manner described below.

The reinsurance benefit is the death benefit of the policy times the Reinsurer’s quota share percentage, as stated in Exhibit C.

…END OF ARTICLE V

7

ARTICLE VI

PREMIUM ACCOUNTING

1)

Premiums. Reinsurance premium rates for life insurance and other benefits reinsured under this Agreement are shown in Exhibit E. Premium rates will be applied to the amount at risk reinsured and paid by the Company to the Reinsurer. Rates are guaranteed over the level premium paying period.

2)

Payment of Premiums and Reporting. Reinsurance premiums are payable (annually in advance and reported monthly). Each reporting period, the Company will self-administer the calculation and payment of reinsurance premium due and, within thirty (30) days after the end of the reporting period, will send the Reinsurer a report that contains the information shown in Exhibit D-1 and Exhibit D-2, showing reinsurance premiums due for that reporting period. If an amount is due the Reinsurer, the Company will remit that amount together with the statement. If an amount is due the Company, the Reinsurer will remit such amount within thirty (30) days of receipt of the statement.

3)

Delayed Payment. Any balances, due either from Company to Reinsurer or from Reinsurer to Company, that remain unpaid for more than thirty (30) days from the due date will incur interest from the end of the reporting period. Interest will be calculated at the rate shown in Article XIII.4.

4)

Failure to Pay Premiums. The payment of reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. Net unearned premiums will be refunded to the Company by the Reinsurer upon death and lapse. In the event that reinsurance premiums are not paid within thirty (30) days of the Remittance Date, the Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Company thirty (30) days written notice of its intention.

If all reinsurance premiums in arrears, including any that become in arrears during the thirty-day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of all liability under those policies as of the last date to which premiums have been paid for each policy, less any cash values or recapture reserve amounts due. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their Remittance Dates.

Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, within sixty (60) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer’s right to collect premiums for the period during which reinsurance was in force prior to the expiration of the thirty (30) day notice.

ARTICLE VI CONTINUES…

8

The Company will not force termination under the provisions of this Article solely to avoid the recapture provisions of this Agreement, or to transfer the reinsured policies to another reinsurer.

5)	Premium Rate Guarantee. The Reinsurer anticipates that the premiums and allowances shown in Exhibit E will apply indefinitely. However, the following provisions apply.

a.

If the Company increases the current policyowner premiums on any block of policies, the Reinsurer reserves the right not to increase the coinsurance allowances. The occurrence of this event does not constitute a right for the Company to recapture the reinsured business. The Company agrees to notify the Reinsurer within ninety (90) days of any increase in its retail premium.

b.

If the Company decreases the current policyowner premiums on any block of policies, the Reinsurer reserves the right to decrease the coinsurance allowances such that the net coinsurance premium paid by the Company to the Reinsurer remains unchanged. The occurrence of this event does not constitute a right for the Company to recapture the business. If the Company decreases the current policyowner premiums and the Reinsurer’s adjustment to the coinsurance allowances results in a larger net coinsurance premium, then the Reinsurer will give the Company 90 days’ prior notice and Company has the right to immediately recapture any business affected by such change.

c.

If, after the guaranteed level premium period, the Company hasn’t adjusted policyowner premiums, the Reinsurer may elect to decrease the coinsurance allowances. If the Reinsurer elects to decrease the allowances, then the Reinsurer will give the Company 90 days’ prior notice and the Company has the right to immediately recapture any business affected by such change.

Any recapture will be on terms mutually acceptable to the Company and to the Reinsurer.

6)

Electronic Data Transmission. The Company shall report its reinsurance transactions via electronic media. The Company shall consult with the Reinsurer to determine the appropriate reporting format. Should the Company subsequently desire to make changes in the data format or the code structure, the Company shall communicate such changes to the Reinsurer in writing prior to the use of such changes in reports to the Reinsurer and shall describe in reasonable detail such proposed changes.

7)	Unearned Premium. The Reinsurer will follow the practices of the Company with respect to refund of premium upon death, surrender, or other termination.

…END OF ARTICLE VI

9

ARTICLE VII

RESERVES

1)

Reserve Credit. The Reinsurer will hold reserves in accordance with all applicable laws/regulations that the Reinsurer deems controlling. The Reinsurer is a licensed/accredited reinsurer in all states.

2)	Reserve Methodology. The Company will provide its X-factors to the Reinsurer and will notify the Reinsurer, in advance, of any change to such X-factors.

…END OF ARTICLE VII

10

ARTICLE VIII

REDUCTIONS, TERMINATIONS AND CHANGES

Whenever a change is made in the status, plan, amount or other material feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, provide adjusted reinsurance coverage in accordance with the provisions of this Agreement. The Company will notify the Reinsurer of any such change with the next statement following the month in which the change was made.

1)

Reductions and Terminations. In the event of the reduction, lapse, or termination of a policy or policies reinsured under this Agreement or any other agreement, the Company will reduce or terminate reinsurance on that life. The reinsured amount on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Company maintains its retention as defined under this Agreement.

The reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If a fully retained policy on a life that is reinsured under this Agreement is terminated or reduced, the Company will reduce the existing reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the policy or policies will be terminated.

The Reinsurer will refund any unearned reinsurance premiums, including its proportionate share of the policy fee, net of allowances.

2)	Increases

a.    Noncontractual Increases. If the amount of insurance is increased as a result of a noncontractual change, the increase will be underwritten by the Company in accordance with its customary standards and procedures and will be considered new reinsurance under this Agreement. The Reinsurer’s written approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed either the Automatic Binding Limits or the Jumbo Limits shown in Exhibit C. Premiums for the additional reinsurance will be at the new issue rate from the point of increase.

b.    Contractual Increases. For policies reinsured on an automatic basis, reinsurance of increases in amount resulting from contractual policy provisions will be accepted only up to the Automatic Binding Limits shown in Exhibit C.

3)

Risk Classification Changes. If the insured requests a reduction or removal of a table rating or flat extra premium charge, such change shall be underwritten according to the Company’s normal underwriting practices.

ARTICLE VIII CONTINUES…

11

Risk classification changes on facultative policies shall be subject to the Reinsurer’s approval. Any such change shall result in a corresponding change in the reinsurance premium amount.

3)

Reinstatement. If a policy reinsured on an automatic basis is reinstated in accordance with its terms and in accordance with Company rules and procedures (a copy of which shall have been provided to the Reinsurer prior to any such reinstatement), the Reinsurer will, upon notification of reinstatement, reinstate the reinsurance coverage. If a policy reinsured on a facultative basis is reinstated, written approval by the Reinsurer will be required prior to the reinstatement of the reinsurance.

Upon reinstatement of the reinsurance coverage, the Company will pay the contractual reinsurance premiums plus accrued interest for the period and at the interest rate stated in the policy from the date of reinstatement to the date of the current statement of account, including a proportional share of any interest collected. Thereafter, reinsurance payments will be in accordance with Article VI Premium Accounting.

If a policy reinsured is restored pursuant to any state law or regulation that requires reinstatement or restoration of a policy following a “free look” period allowed to the policyholder for a proposed replacement policy, and said replacement policy is subsequently rejected by the policyholder, the Reinsurer agrees to restore reinsurance of the policy under its original terms and conditions as set forth herein. The foregoing shall apply to automatic and facultative reinsurance.

…END OF ARTICLE VIII

12

ARTICLE IX

CONVERSIONS, EXCHANGES AND REPLACEMENTS

Conversions, exchanges and replacements are not reinsured under this Agreement.

….END OF ARTICLE IX

13

ARTICLE X

CLAIMS

Claims covered under this Agreement include only death claims, which are those due to the death of the insured on a policy reinsured under this Agreement, and any additional benefits specified in Exhibit B, which are provided by the underlying policy and are reinsured under this Agreement.

1)	Notice. The Company will notify the Reinsurer, as soon as reasonably possible, after it receives a claim on a policy reinsured under this Agreement.

2)

Proofs. The Company will promptly provide the Reinsurer with proper claim proofs, including a copy of the proof of payment by the Company, and a copy of the insured’s death certificate. In addition, for contestable claims, the Company will send to the Reinsurer a copy of all papers and information in connection with the claim.

3)

Amount and Payment of Reinsurance Benefits. As soon as the Reinsurer receives proper claim notice and proof of the claim, the Reinsurer will promptly pay the reinsurance benefits due the Company. The Company’s contractual liability for policies reinsured under this Agreement is binding on the Reinsurer.

The maximum reinsurance death benefit payable to the Company under this Agreement is the risk amount specifically reinsured with the Reinsurer. The Reinsurer will also pay its proportional share of statutory interest that the Company pays on the death proceeds until the date of settlement except if settlement is delayed as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits, then the Reinsurer will pay its share of interest to the date settlement would have been made if there were no dispute or contest.

The total reinsurance recoverable from all companies will not exceed the Company’s total contractual liability on the policy, less the amount retained. The maximum reinsurance death benefit payable to the Company under this Agreement is the risk amount specifically reinsured with the Reinsurer. The Reinsurer will also pay its proportionate share of the statutory interest that the Company pays on the death proceeds until the date of settlement except if settlement is delayed as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits, then the Reinsurer will pay its share of interest to the date settlement would have been made if there were no dispute or contest.

Life benefit payments will be made in a single sum, regardless of the Company’s settlement options; provided, however, that such single sum will exclude interest that accrues on settlement options other than single pay.

4)

Contested Claims. The Company will promptly notify the Reinsurer of its intention to contest, compromise, or litigate a claim involving a reinsured policy. The Company acknowledges and agrees that its obligation to consult with the Reinsurer on contestable claims is a material inducement to the Reinsurer agreeing to provide reinsurance hereunder and that absent such an obligation, the Reinsurer would not have agreed to provide

ARTICLE X CONTINUES…

14

reinsurance hereunder. The Company will also promptly and fully disclose all information relating to the claim. Upon receipt of all documents, the Reinsurer will have five (5) working days to notify the Company in writing of its decision to accept participation in the contest, compromise, or litigation. If the Reinsurer has accepted participation, the Company will promptly advise the Reinsurer of all significant developments in the claim investigation, including notification of any legal proceedings against it in response to denial of the claim. Failure by the Reinsurer to respond in writing in five (5) days shall not be deemed to constitute the Reinsurer’s willingness to participate in the contest, compromise or litigation.

If the Reinsurer elects to opt out of the contest, compromise, or litigation, the Reinsurer will then fulfill its obligation by paying the Company its full share of the reinsurance amount and proportional share of the covered expenses to date, and will not share in any subsequent reduction or increase in liability, and will not share in loss adjustment expenses or extracontractual obligations.

If the Reinsurer does not opt out and the Company’s contest, compromise, or litigation results in a reduction or increase in liability, the Reinsurer will share in any such reduction or increase in proportion to its share of the risk on the contested policy.

5)

Claim Expenses. The Reinsurer will pay its share of reasonable claim investigation and legal expenses connected with the litigation or settlement of contractual liability claims unless the Reinsurer has discharged its liability pursuant to Section 4 above. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter.

The Reinsurer will not reimburse the Company for routine claim and administration expenses, including but not limited to the Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses (e.g. outside legal and investigative services) incurred by the Company. Claim investigation expenses do not include expenses incurred by the Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

6)

Misrepresentation or Suicide. If the Company returns premium to the policyowner or beneficiary as a result of misrepresentation or suicide of the insured, the Reinsurer will refund reinsurance premium less allowances (hereinafter “Net Reinsurance Premiums”) received on that policy to the Company in lieu of any other form of reinsurance benefit payable under this Agreement. If the Company is required by state law or regulation to pay interest on the payment to the policyowner or beneficiary, then the Reinsurer will include this amount of interest in the refund of reinsurance premiums to the Company. If interest is not required by state law or regulation, the refund by the Reinsurer will be without interest.

7)

Misstatement of Age or Sex. In the event of a change in the amount of the Company’s liability on a reinsured policy due to a misstatement of age or sex, the Reinsurer’s liability will change proportionately. The face amount of the reinsured policy will be adjusted from the inception of the policy, and any difference in premiums net of allowances will be settled. If there is a refund due the policyowner or insured and the Company is required by state law or regulation to pay interest to the policyowner or insured, then the Reinsurer will include this amount of interest to the Company in the settlement. If interest is not required by state law or regulation, then the refund by the Reinsurer will be without interest.

ARTICLE X CONTINUES…

15

8)

Extra-Contractual Damages. The Reinsurer will not participate in punitive or compensatory damages that are awarded against the Company as a result of an act, omission, or course of conduct committed by the Company, its agents, or representatives in connection with claims covered under this Agreement. The Reinsurer will, however, pay its share of statutory penalties awarded against the Company in connection with claims covered under this Agreement only if the Reinsurer did not elect to opt out in writing of the contest, compromise, or litigation.

The Parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law, to share proportionately in Punitive and Compensatory damages that result from the claims denial decision. The Parties agree that such circumstances are limited to those situations in which the Reinsurer recommended in writing, or acknowledged in writing the act or course of conduct of the Company that ultimately resulted in the assessment of the extra-contractual damages. In such situations, the Reinsurer shall reimburse the Company in an amount equal to the lesser of the proportional amount relating to the Reinsurer’s direct and proximate participation in the actions that led to the extra-contractual damages and the Reinsurer’s share of the extra-contractual damages.

For purposes of this Article, the following definitions will apply.

“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

“Statutory Penalties” are those amounts awarded as a penalty, but are fixed in amount by statute. In no event, for purposes of this Agreement, does the term include Punitive Damages.

…END OF ARTICLE X

16

ARTICLE XI

RETENTION LIMIT CHANGES

If the Company changes its maximum retention limits as shown in Exhibit A, it will provide the Reinsurer with written notice of the intended changes thirty (30) days in advance of their effective date.

A change to the Company’s maximum retention limits will not affect the reinsured Policies in force except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed in writing, between the parties, an increase in the Company’s retention schedule will not effect an increase in the total risk amount that it may automatically cede to the Reinsurer.

…END OF ARTICLE XI

17

ARTICLE XII

RECAPTURE

1)

In addition to any other recapture rights provided herein, the Company has the option to recapture certain risk amounts after the level premium period of each plan only upon an increase in the Company’s maximum retention limit as set forth in Exhibit A. The Company will maintain the existing quota share percentage of retention; however it may apply the percentage to the new increased limits. The amount eligible for recapture will be the difference between the amount originally retained and the amount the Company would have retained on the same quota share basis had the new retention schedule been in effect at the time of issue. The Company may apply its increased retention limits to reduce the amount of reinsurance in force as follows:

a.	The Company must give the Reinsurer ninety (90) days written notice prior to its intended date of the commencement of recapture.

b.

The reduction of reinsurance on affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture; however, no reduction will be made prior to the policy anniversary specified in Exhibit D.

c.

If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Article must be recaptured up to the Company’s new maximum retention limits in a consistent manner and the Company must increase its total amount of insurance on each reinsured life. The Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

When performed in accordance with the terms of this Agreement, there shall be no fee or penalty to the Company for exercising the Company’s increase in retention and recapture rights.

If portions of the reinsured policy have been ceded to more than one reinsurer, the Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

The amount of reinsurance eligible for recapture is based on the current amount at risk as of the date of recapture. For a policy issued as a result of exchange, conversion, or re-entry, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of the reinsurance on the original policy.

After the effective date of recapture, the Reinsurer will not be liable for any reinsured policies or portions of such reinsured policies eligible for recapture that the Company has overlooked.

…END OF ARTICLE XII

18

ARTICLE XIII

GENERAL PROVISIONS

1)	Currency. All payments and reporting by both parties under this Agreement will be made in the currency specified in Exhibit C.

2)	Premium Tax. The Reinsurer will not reimburse the Company for premium taxes.

3)

Minimum Cession. The Company will not cede a policy to the Reinsurer unless the amount to be reinsured at issue exceeds the Initial Minimum Cession amount shown in Exhibit C. Reinsurance will be cancelled on any policy when its reinsured net amount at risk falls below the Trivial Amount limit shown in Exhibit C.

4)

Interest Rate. If under the terms of this Agreement, interest is accrued on amounts due either the Company or the Reinsurer, such interest will be calculated from the due date using the 13-week Treasury Bill rate reported for the last business day of the calendar month in the “Money Rates” section of the Wall Street Journal or comparable publication.

5)

Inspection of Records. The Reinsurer and the Company, or their duly authorized representatives, will have the right to inspect and audit original papers, records, and all documents relating to the business reinsured under this Agreement including but not limited to underwriting, claims processing, and administration. Such access will be provided during regular business hours at the office of the inspected party. The Reinsurer may suspend payments relating to matters in dispute that arise from such inspection and audit until such dispute is resolved by the parties either through mutual agreement or by arbitration. In the event the dispute is settled by mutual agreement, the appropriate party shall pay the other party the agreed upon amount, if any, plus interest at the rate stated in Article XIII, Section 4, Interest Rate. In the event the dispute is settled by arbitration in accordance with Article XVII, Arbitration, the arbitration panel will determine any amounts and interest that are payable.

6)

Off-Set. Any debts or credits, in favor of or against either the Reinsurer or the Company with respect to this Agreement are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid.

The right of offset will not be affected or diminished because of the insolvency of either party.

7)

Errors and Omissions. If through unintentional error, oversight, omission, or misunderstanding (collectively “errors”), the Reinsurer or the Company fails to comply with the terms of this Agreement and if, upon discovery of the error by either party, the other is promptly notified, each thereupon will be restored to the position it would have occupied if the error had not occurred, including interest. For the avoidance of doubt, the parties agree that the term errors relates only to clerical and ministerial errors.

If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

ARTICLE XIII CONTINUES...

19

The Reinsurer will not provide reinsurance for policies that do not satisfy the parameters of this Agreement, nor will the Reinsurer be responsible for negligent or deliberate acts or for repetitive errors in administration by the Company. If either party discovers that the Company has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, the Reinsurer may require the Company to audit its records for similar errors and to take the actions necessary to avoid similar errors in the future.

8)

Company Forms and Rates. The Company agrees to keep the Reinsurer informed of the identity and terms of its policies, riders and contracts reinsured under this Agreement, as well as any special programs affecting reinsurance hereunder. The Company will provide the Reinsurer with a copy of its application forms, policy and rider forms, premium and nonforfeiture values, reserve tables, and any other forms or tables needed for proper handling of reinsurance under this contract. The Company will advise the Reinsurer in writing of any changes to existing forms, nonforfeiture values and reserve tables, or new forms it may adopt.

…END OF ARTICLE XIII

20

ARTICLE XIV

DAC TAX

The parties to this Agreement agree to the following provisions pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended:

a.	The term “party” refers to either the Company or the Reinsurer, as appropriate.

b.	The terms used in this Article are defined by reference to Regulation Section 1.848-2, effective December 29, 1992.

c.

The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

d.	Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

e.

The Company will submit a schedule to the Reinsurer by May of each year with its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Company stating that the Company will report such net consideration in its tax return for the preceding calendar year. The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within thirty (30) days of the Reinsurer’s receipt of the Company’s calculation. If the Reinsurer does not so notify the Company within the required timeframe, the Reinsurer will report the net consideration as determined by the Company in the Reinsurer’s tax return for the previous calendar year.

f.

If the Reinsurer contests the Company’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Company and the Reinsurer reach an agreement on an amount of net consideration, each party will report the agreed upon amount in its tax return for the previous calendar year.

g.

Both the Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

...END OF ARTICLE XIV

21

ARTICLE XV

INSOLVENCY

1)	Definition of Insolvency. A party to this Agreement will be deemed insolvent when It:

a.	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

b.	Is adjudicated as bankrupt or insolvent; or

c.

files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

d.	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

2)

Insolvency of the Company. In the event of the insolvency of the Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Company, without diminution because of the insolvency, for those claims allowed against the Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of Insolvency of the Company, the liquidator, rehabilitator, receiver, or statutory successor will give written notice to the Reinsurer of all pending claims against the Company on any policies reinsured within a reasonable time after such claim is filed in the Insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, rehabilitator, receiver, or statutory successor.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Company on policies reinsured under this Agreement.

ARTICLE XV CONTINUES...

22

3)

Insolvency of the Reinsurer. In the event of the insolvency of the Reinsurer, the Company may, upon 90 days’ written notice to the Reinsurer, its liquidator, receiver or statutory successor, recapture all of the business reinsured under this Agreement.

In this event of recapture the Reinsurer will return any unearned reinsurance premiums to the Company and the Company will return any unamortized first year allowances on policies in force at the date of recapture to the Reinsurer.

The unamortized first year allowance on an in force policy will be calculated as:

Max {0, [1—(Recapture date—effective date of policy) divided by (10 years)]

times (first year allowance paid by the reinsurer on policy)}

…END OF ARTICLE XV

23

ARTICLE XVI

REINSURER’S RIGHT OF NOTICE OF UNUSUAL PRACTICES

In providing reinsurance facilities to the Company under this Agreement, the Reinsurer has granted the Company considerable authority with respect to automatic binding power, reinstatements, claim settlements, and the general administration of the reinsurance account. To facilitate transactions, the Reinsurer has required the minimum amount of information and documentation possible, reflecting its utmost faith and confidence in the Company. The Reinsurer assumes that, except as otherwise notified in writing by the Company, and agreed to in writing by the Reinsurer, the underwriting, claims and other insurance practices employed by the Company with respect to reinsurance ceded under this Agreement are generally consistent with the customary and usual practices of the insurance industry as a whole. Where the Company does engage in exceptional or uncustomary practices or implements a change in its underwriting rules or guidelines, with respect to business covered under this Agreement, the Company agrees to advise the Reinsurer in writing forty-five (45) days prior to implementing such practice or change and receive a written acceptance of said practice or change from the Reinsurer before assigning any liability to the Reinsurer with respect to any reinsurance issued under such practice or change. The Company acknowledges and agrees that its covenant to the Reinsurer to so advise the Reinsurer of any exceptional or uncustomary practice or implementation of such a significant change is a material incentive to the Reinsurer agreeing to enter into this Agreement, and absent such a covenant, the Reinsurer would not have entered into this Agreement.

...END OF ARTICLE XVI

24

ARTICLE XVII

ARBITRATION

1)

Intention. It is the intention of the Reinsurer and the Company that the customs and practices of the life insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all matters with the highest good faith. However, if the Reinsurer and the Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration as a precedent to any right of action hereunder.

2)

Process. To initiate arbitration, either the Company or the Reinsurer will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within fifteen (15) days of its receipt.

There will be three arbitrators who will be current or former senior officers of life insurance or life reinsurance companies other than the parties to this Agreement, their affiliates or subsidiaries. Each of the parties will be impartial with respect to the dispute. Each of the parties will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within sixty (60) days of the initiation of the arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of the appointment of the second arbitrator, then each arbitrator shall nominate three individuals selected from the ARIAS-US list of certified arbitrators. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two nominations by drawing lots.

3)

Arbitration Hearing. Once chosen, the arbitrators are empowered to select the site of the arbitration, in no event will this be more that 6 months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitrators will have the power to determine all procedural rules of the arbitration, including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators may consider any relevant evidence; they will weigh the evidence and consider any objections. Each party may examine any witnesses who testify at the arbitration hearing.

4)

Governance. Notwithstanding that this Agreement shall be governed by the law of Illinois in accordance with Article 1.3, the rights and procedures applicable to any arbitration commenced under this Article shall be governed by the Federal Arbitration Act rather than any state arbitration act. This Article will survive termination of this Agreement.

5)

Decision. The arbitrators will base their decision on the terms and conditions of this Agreement and the customs and practices of the life insurance and reinsurance industries. The arbitrators, however, shall consider this Agreement an honorable engagement rather than merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the arbitrators will be made by majority

ARTICLE XVII CONTINUES...

25

rule and will be submitted in writing. The decision will be final and binding on both parties and there will be no appeal from the decision. Either party to the arbitration may petition any court having jurisdiction over the parties to reduce the decision to judgment.

6)

Costs of Arbitration. Unless the arbitrators decide otherwise, each party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The parties will jointly and equally bear the expense of the third arbitrator and other costs of the arbitration.

7)	This Article XVII shall survive termination of this Agreement.

…END OF ARTICLE XVII

26

ARTICLE XVIII

CONFIDENTIALITY

The Company and the Reinsurer agree that Customer and Proprietary Information will be treated as confidential. Customer Information Includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by the original Company. Proprietary Information includes, but is not limited to, business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms, and the specific and conditions of this Agreement.

Customer and Proprietary Information will not include information that:

a.	is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the “Recipient”);

b.	is independently developed by the Recipient;

c.	is acquired by the Recipient from a third party not covered by a confidentiality agreement; or

d.	is disclosed under a court order, law or regulation.

The parties will not disclose such information to any other parties unless agreed to in writing, except as necessary for retrocession purposes, as requested by external auditors, as required by court order, or as required or allowed by law or regulation.

The Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Company.

...END OF ARTICLE XVIII

27

ARTICLE XIX

DURATION OF AGREEMENT

This Agreement is indefinite as to its duration. The Company or the Reinsurer may terminate this Agreement with respect to the reinsurance of new business by giving ninety (90) days written notice of termination to the other party, in which case the termination data of this Agreement shall be the ninetieth (90th) day after the date notice is given.

During the notification period, the Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement. The Reinsurer shall not be liable for policies with issue dates on end after the termination data of this Agreement. Reinsurance coverage on all reinsured policies will remain in force until the termination or expiry of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

…END OF ARTICLE XIX

28

ARTICLE XX

EXECUTION

This Agreement is effective as of 12:01 a.m. on January 1, 2012, and applies to all eligible with issue dates on or after such date. The Company and the Reinsurer acknowledge and agree that the Company may backdate policies up to six (6) months only for the purpose of saving age.

Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one end the same instrument.

This Agreement has been made in duplicate and is hereby executed by both parties.

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA ORLANDO, FLORIDA		FIDELITY LIFE ASSOCIATION Chicago, ILLINOIS

Date:	Dec 12, 2012	Date:	December 14, 2012

By:	UNDICIPHERABLE	By:	/s/ Mark Wray

Title:	Vice President	Title:	Sr. VP/CFO

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE

Title:	AVP, Marketing	Title:	Financial Actuary

...END OF ARTICLE XX

29

EXHIBIT A

RETENTION LIMITS OF THE COMPANY

(a)	Retention Limit

The Company’s maximum dollar retention is $300,000 (all cause and ADB combined) per life for all plans written.

(b)	First Dollar Quota Share - Company’s Quota Share Percentage

The Company will retain fifty (50) percent of the face amount of each policy, but not to exceed the above maximum dollar retention limits per life.

However, the Company may retain more than fifty (50) percent of the face amount on any one life to the extent necessary to satisfy the Jumbo Limits shown in Exhibit B, or to satisfy any other provision in this Agreement that causes a reduction in the amount ceded to any Reinsurer in the Pool that is sharing the risk on the same life under a like Agreement. Notwithstanding this paragraph, the amount ceded to the Reinsurer under this Agreement is governed by the amount in the first paragraph.

(c)	Proportional Risk

The Company shall retain an equal proportion of all cause and accidental death benefit amounts on policies reinsured under this agreement.

30

EXHIBIT B

PLANS COVERED

Policy plans, riders and benefits issued on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement.

B.1	Plan Identification	Issue Ages	Start Date

	10 Year Term MED	18 – 65	January 1, 2012
	10 Year Term NMD	18 – 65	January 1, 2012
	15 Year Term MED	18 – 65	January 1, 2012
	15 Year Term NMD	18 – 65	January 1, 2012
	20 Year Term MED	18 – 60	January 1, 2012
	20 Year Term NMD	18 – 60	January 1, 2012
	30 Year Term MED	18 – 50	January 1, 2012
	30 Year Term NMD	18 – 50	January 1, 2012

It is noted here that there are 59 policies, with policy numbers as shown below, that were issued after January 1, 2012, but were issued under the (generally higher) gross premium scale in effect prior to January 1, 2012. These policies are part of this agreement, and the premiums from Company to Reinsurer will be based on the direct premiums Company receives on these 59 policies

0100337358	0100342099	0100343252
0100339158	0100342243	0100343339
0100340027	0100342336	0100343351
0100340238	0100342401	0100343359
0100340680	0100342476	0100343395
0100341015	0100342620	0100343418
0100341026	0100342719	0100343444
0100341203	0100342833	0100343480
0100341299	0100342859	0100343505
0100341431	0100342938	0100343538
0100341445	0100342939	0100343570
0100341535	0100342973	0100343598
0100341696	0100343095	0100343723
0100341738	0100343139	0100343731
0100341857	0100343143	0100343734
0100341865	0100343153	0100343743
0100341867	0100343171	0100343746
0100342036	0100343208	0100346466
0100342039	0100343230	0100406981
0100342041	0100343242

Exhibit B CONTINUES...

31

B.2	Waiver of Premium Disability Benefits

Not Applicable

B.3	Accidental Death Benefit Riders

There are no accidental death benefit separate premium riders on this policy. Given the nature of the covered policy form, where the coverage is a mixture of all-cause and accidental death benefit coverage, Reinsurer is responsible for its pro-rata-share of any accidental death benefits.

B.4	Other Riders

Not Applicable

...END OF Exhibit B

32

EXHIBIT C

AUTOMATIC BINDING LIMITS

C.1	Life Reinsurance

The limits in this Exhibit C refer to insured lives are who are United States or Canadian citizens residing in the United States and Canada:

C.1	Life Reinsurance

Issue Ages	Maximum Dollar Retention Limits
18 – 65	$1,000,000

Reinsurer’s Quota Share Percentage – 1st Dollar Quota Share

The Reinsurer’s share will be fifty percent (50%) of the first $600,000 issue amount and 100% of the amount over $600,000 not to exceed the Reinsurer’s maximum per life Automatic Binding Limit shown above.

C.2	Waiver of Premium Disability Benefits

Not Applicable

C.3	Accidental Death Benefits

Not Applicable

C.4	Other Riders

Not Applicable

C.5

Jumbo Limits – Automatic coverage of any risk will be granted only if the total amount inforce and applied for on the life in all insurance companies, including any amount to be replaced, does not exceed the amount below.

$10,000,000

C.6	Minimum Cession

$5,000

33

C.7	Recapture Period

Execpt as noted in Article XV, Section 3, Insolvency of the Reinsurer, recapture is allowed only after the end of level premium period. Recapture allowed for an increase in the Company’s maximum dollar retention, applicable only to policies where the maximum dollar retention was held at issue.

C.8	Currency

United States Dollars

C.9	Professions

Full-time professional athletes and full-time professional entertainers, as disclosed on the life application, are excluded from automatic reinsurance under this Agreement but may be submitted for facultative consideration.

C.10	Territories

United States policies, issued to United States or Canadian citizens residing in the United States and Canada.

C.11	Conditional Receipt or Temporary Insurance Limit

Not Applicable

34

EXHIBIT D-1

PROCEDURES FOR REPORTING

PLACING REINSURANCE INTO EFFECT:

For automatic reinsurance, the Company agrees to include all required information with respect to a policy on the new business segment of the report or with a new business identifier on its next monthly or quarterly report submitted in accordance with the “Reporting” section of this Exhibit following issuance of the policy.

For facultative reinsurance, the Company agrees to submit an application form for facultative reinsurance, as mutually agreed upon by the Parties. The Company agrees to place and allocate reinsurance for Facultative policies in accordance with its allocation rules for placement of facultative cases among its reinsurers making a facultative offer to reinsure a policy. The Company shall reinsure the policy by including all required information with respect to a policy on the new business segment of the report or with a new business identifier on its next monthly or quarterly report submitted in accordance with the “Reporting” section of this Exhibit following issuance of the Policy, but in no event later than one hundred twenty (120) days from the date of the Reinsurer’s final facultative offer or the date specified in the Reinsurer’s facultative offer. The Company may request an extension beyond the one hundred twenty (120) period; however, such an extension shall require the Reinsurer’s written approval

The Company will maintain adequate records to administer the reinsurance accounts and will cede reinsurance under this Agreement on a bordereau self-administration basis. The Company will provide the Reinsurer with an activity report on computer disk or other mutually agreed upon electronic media, substantially in conformity with the following:

Exhibit D-1 CONTINUES…

35

A)	Monthly New Business and Renewals Premium Statement

The Company will provide the Reinsurer with a report of all reinsurance policies issued or renewing during the past month(s) accompanied by reinsurance premiums for such policies, which should include the following:

1)   The report should be segregated into new issues, balance of first year policies and renewals and each segment should state the gross premium, allowances and resultant net premium due for each life reinsurance policy.

2) Premium due for supplemental benefits should be stated separately.

3) transaction code	11) plan of insurance

4) transaction effective date	12) policy amount

5) policy number	13) reinsurance amount

6) insured’s name: surname	14) reinsured risk amount

first name	15) table rating

middle initial	16) flat extra amount and duration

7) date of birth	17) underwriting class (smoker class)

8) sex	18) country/state of residence

9) issue age	19) automatic/facultative indicator

10) policy date (original and back date)	20) DWP, ADB, Rider reinsurance amount (if applicable)

10.5) issue date

B)	Monthly Adjustment Report

The Company will report the details of all policy terminations and changes on the reinsurance policies. In addition to the information in A above, the report should provide information about the type of change, the effective date, and the monetary result of the change with respect to reinsurance.

C)	Monthly Policy Exhibit Report

The Company will provide a summary of new issues, terminations, recaptures, changes, death claims and reinstatements during the month(s) and the in force reinsurance at the end of the month.

D)	Quarterly In force and Reserve Listing

Within fifteen (15) days after the close of each calendar quarter, the Company will furnish the Reinsurer with a list of reinsurance by policy, which should include the following information:

1)	1-4, 10.5, and 19 in Section A above

…END OF Exhibit D-1

36

EXHIBIT D-2

FINANCIAL REPORTING REQUIREMENTS

Please provide the following information as soon as practical after the close of the quarter but not later than the due date as stated in the treaty. Please provide monthly or other interim reports if available. All reports should include both the Reinsurer’s Treaty Number as well as the Company’s reference number. The Company must maintain and provide upon request, sufficiently detailed reports such that reserve calculations can be independently verified by the Reinsurer’s auditors and examiners.

A)	Quarterly Reporting

1)	Policy counts and face amount ceded.

2)	Statutory reserves should be split between YRT and coinsurance reserves and by type of reserve and issue year.

3)

Claim information – Claim Number, Policy number, Insured’s Name, Business or Policy Type. Type of Reinsurance (Co or YRT), Notification Date, Date of Death, Date of Birth, Cause of Death, Claim Amount, States (paid, pending, resisted).

4)	Estimated tax reserves corresponding to the statutory reserves described above (4th quarter only).

5)	Policy level detail statutory reserve listing via electronic media.

B)	Annual Statutory Reporting

1)	Actuarial Opinion signed by the appointed actuary

2)

For reserves using X-factors that are less than 100% in any duration, an actuarial opinion supported by an actuarial report with sufficient supporting documentation and detailed data to allow an independent review of the X-factors.

3)	Policy Exhibit

4)	Policy level detail statutory reserve listing via electronic media.

5)	Exhibit reconciling detail listing to summary reports.

Items 1-3 in this Exhibit D-2. Section B will be the relevant reports for Company’s entire business portfolio; no separate documents will be prepared covering only the business ceded under this Agreement.

C)	Annual Tax reporting

1)	Actual tax reserves by tax valuation basis.

2)	DAC tax information as stated in the treaty.

3)	Policy level detail tax reserve listing via electronic media.

D)	Statutory Annual Statement when published.

37

EXHIBIT E

REINSURANCE PREMIUM RATES

E.1	Life

Reinsurance premiums during the level term period will be the proportionate share of the retail premium charged the insured, including a proportionate share of any policy fees. Hybrid Term Allowances are attached, and will also apply to policy fees during the level premium period. After the level premium period, the allowance rate on policy fees will be 100%.

E.2	Waiver of Premium Disability Benefits

Not Applicable

E.3	Accidental Death Benefit

Not Applicable

E.4	Other Riders

Not Applicable

E.5	Age Basis

Age Nearest Birthday

E.6	Policy Fees

$65.00 in all years, subject to the allowances as described above.

E.7	Substandard Risks

For Nonmed policies, Tier 3 reinsurance premium rates will be defined as two times the Tier 2 premium rates. For Medical policies, reinsurance premium rates are increased by 25% for each table assigned and applied to the Standard non-tobacco/Standard tobacco risk class.

E.8	Flat Extras

Reinsurance premiums are equal to the annual fiat extra premium charged to the insured on the amount of insurance reinsured less a 10% allowance in all years.

38

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 10 Year Term - Under $100,000 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age		Male			Female
Non-Nicotine			Nicotine		Non-Nicotine		Nicotine
Pref		Std	Pref	Std	Pref	Std	Pref	Std
18	0.56	1.10	1.83	2.42	0.46	0.87	1.56	1.77
19	0.56	1.10	1.83	2.43	0.46	0.87	1.56	1.77
20	0.56	1.10	1.83	2.43	0.46	0.87	1.56	1.77
21	0.58	1.10	1.83	2.44	0.46	0.87	1.56	1.77
22	0.58	1.10	1.83	2.45	0.48	0.87	1.56	1.77
23	0.59	1.11	1.83	2.47	0.48	0.87	1.58	1.79
24	0.61	1.11	1.83	2.48	0.48	0.87	1.58	1.79
25	0.62	1.11	1.83	2.49	0.49	0.87	1.58	1.79
26	0.62	1.11	1.86	2.52	0.49	0.87	1.58	1.85
27	0.62	1.13	1.87	2.54	0.49	0.87	1.58	1.91
28	0.62	1.13	1.90	2.55	0.49	0.87	1.59	2.00
29	0.63	1.13	1.93	2.58	0.49	0.87	1.59	2.06
30	0.63	1.14	1.97	2.62	0.49	0.87	1.59	2.07
31	0.63	1.14	1.97	2.67	0.51	0.90	1.59	2.08
32	0.65	1.14	1.99	2.72	0.54	0.94	1.59	2.10
33	0.66	1.14	1.99	2.77	0.55	0.98	1.61	2.11
34	0.68	1.15	1.99	2.86	0.58	1.00	1.61	2.13
35	0.69	1.15	2.00	2.96	0.61	1.00	1.61	2.14
36	0.72	1.23	2.11	2.97	0.63	1.06	1.69	2.28
37	0.75	1.31	2.25	3.20	0.66	1.10	1.80	2.44
38	0.79	1.39	2.41	3.49	0.70	1.17	1.92	2.61
39	0.82	1.49	2.56	3.66	0.75	1.24	2.04	2.82
40	0.86	1.59	2.73	3.85	0.79	1.32	2.20	3.06
41	0.94	1.72	2.99	4.24	0.86	1.41	2.38	3.31
42	1.04	1.87	3.25	4.66	0.94	1.52	2.59	3.59
43	1.15	2.03	3.55	5.13	1.04	1.63	2.83	3.93
44	1.27	2.20	3.86	5.63	1.14	1.77	3.10	4.30
45	1.39	2.39	4.21	6.20	1.27	1.93	3.39	4.72
46	1.52	2.61	4.49	6.72	1.37	2.04	3.63	5.11
47	1.66	2.83	4.79	7.31	1.46	2.17	3.92	5.54
48	1.82	3.10	5.14	7.96	1.58	2.30	4.21	6.00
49	2.00	3.39	5.51	8.68	1.70	2.45	4.52	6.51
50	2.20	3.72	5.93	9.48	1.83	2.61	4.86	7.04
51	2.42	4.04	6.65	10.21	1.99	2.83	5.32	7.80
52	2.69	4.39	7.45	11.03	2.15	3.07	5.80	8.62
53	2.99	4.82	8.34	11.94	2.34	3.31	6.32	9.46
54	3.32	5.27	9.34	12.96	2.52	3.59	6.86	10.38
55	3.69	5.79	10.41	14.06	2.73	3.87	7.44	11.32
56	4.04	6.21	11.32	15.04	2.94	4.23	8.01	12.31
57	4.42	6.66	12.30	16.07	3.15	4.59	8.61	13.34
58	4.85	7.15	13.32	17.17	3.39	5.00	9.25	14.42
59	5.31	7.70	14.44	18.35	3.65	5.42	9.93	14.95
60	5.80	8.30	15.62	19.62	3.93	5.89	10.66	15.67
61	6.56	9.34	17.30	21.85	4.30	6.66	11.63	16.85
62	7.38	10.46	19.07	24.20	4.69	7.51	12.68	18.32
63	8.30	11.70	20.97	26.72	5.13	8.10	13.82	20.17
64	9.28	13.07	22.97	29.38	5.62	8.18	15.07	21.06
65	10.37	14.55	25.07	32.17	6.15	8.99	16.44	22.64
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 1 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 10 Year Term - $100,000 - $249,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.40	0.78	1.30	1.83	0.33	0.68	1.11	1.43
19	0.40	0.78	1.30	1.84	0.33	0.68	1.11	1.43
20	0.40	0.78	1.30	1.84	0.33	0.68	1.11	1.43
21	0.41	0.78	1.30	1.84	0.33	0.68	1.11	1.43
22	0.41	0.78	1.30	1.85	0.34	0.68	1.11	1.44
23	0.42	0.79	1.30	1.85	0.34	0.69	1.12	1.44
24	0.43	0.79	1.30	1.86	0.34	0.69	1.12	1.45
25	0.44	0.79	1.30	1.86	0.35	0.69	1.12	1.45
26	0.44	0.79	1.32	1.86	0.35	0.69	1.12	1.45
27	0.44	0.80	1.33	1.86	0.35	0.69	1.12	1.46
28	0.44	0.80	1.35	1.86	0.35	0.70	1.13	1.46
29	0.45	0.80	1.37	1.86	0.35	0.70	1.13	1.47
30	0.45	0.81	1.40	1.86	0.35	0.70	1.13	1.47
31	0.45	0.81	1.40	1.90	0.36	0.70	1.13	1.48
32	0.46	0.81	1.41	1.94	0.38	0.70	1.13	1.49
33	0.47	0.81	1.41	2.00	0.39	0.71	1.14	1.50
34	0.48	0.82	1.41	2.07	0.41	0.71	1.14	1.51
35	0.49	0.82	1.42	2.16	0.43	0.71	1.14	1.52
36	0.51	0.87	1.50	2.25	0.45	0.75	1.20	1.62
37	0.53	0.93	1.60	2.36	0.47	0.78	1.28	1.73
38	0.56	0.99	1.71	2.48	0.50	0.83	1.36	1.85
39	0.58	1.06	1.82	2.60	0.53	0.88	1.45	2.00
40	0.61	1.13	1.94	2.73	0.56	0.94	1.56	2.17
41	0.67	1.22	2.12	3.01	0.61	1.00	1.69	2.35
42	0.74	1.33	2.31	3.31	0.67	1.08	1.84	2.55
43	0.82	1.44	2.52	3.64	0.74	1.16	2.01	2.79
44	0.90	1.56	2.74	4.00	0.81	1.26	2.20	3.05
45	0.99	1.70	2.99	4.40	0.90	1.37	2.41	3.35
46	1.08	1.85	3.19	4.77	0.97	1.45	2.58	3.63
47	1.18	2.01	3.40	5.19	1.04	1.54	2.78	3.93
48	1.29	2.20	3.65	5.65	1.12	1.63	2.99	4.26
49	1.42	2.41	3.91	6.16	1.21	1.74	3.21	4.62
50	1.56	2.64	4.21	6.73	1.30	1.85	3.45	5.00
51	1.72	2.87	4.72	7.25	1.41	2.01	3.78	5.54
52	1.91	3.12	5.29	7.83	1.53	2.18	4.12	6.12
53	2.12	3.42	5.92	8.48	1.66	2.35	4.49	6.72
54	2.36	3.74	6.63	9.20	1.79	2.55	4.87	7.37
55	2.62	4.11	7.39	9.98	1.94	2.75	5.28	8.04
56	2.87	4.41	8.04	10.68	2.09	3.00	5.69	8.74
57	3.14	4.73	8.73	11.41	2.24	3.26	6.11	9.47
58	3.44	5.08	9.46	12.19	2.41	3.55	6.57	10.25
59	3.77	5.47	10.25	13.03	2.59	3.85	7.05	11.08
60	4.12	5.89	11.09	13.93	2.79	4.18	7.57	11.97
61	4.66	6.63	12.28	15.51	3.05	4.73	8.26	12.85
62	5.24	7.43	13.54	17.18	3.33	5.33	9.00	13.81
63	5.89	8.31	14.89	18.97	3.64	5.99	9.81	14.85
64	6.59	9.28	16.31	20.86	3.99	6.72	10.70	15.99
65	7.36	10.33	17.80	22.84	4.37	7.53	11.67	17.24
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 2 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 10 Year Term - $250,000 - $499,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.30	0.60	1.08	1.49	0.25	0.46	1.01	1.10
19	0.30	0.60	1.08	1.49	0.25	0.46	1.01	1.10
20	0.30	0.60	1.08	1.49	0.25	0.46	1.01	1.10
21	0.30	0.60	1.08	1.50	0.25	0.46	1.01	1.10
22	0.30	0.60	1.08	1.50	0.25	0.46	1.01	1.10
23	0.30	0.60	1.08	1.51	0.25	0.46	1.02	1.11
24	0.30	0.60	1.08	1.51	0.25	0.46	1.02	1.11
25	0.30	0.60	1.08	1.52	0.25	0.46	1.02	1.11
26	0.30	0.61	1.09	1.54	0.25	0.46	1.02	1.12
27	0.30	0.61	1.10	1.56	0.25	0.46	1.02	1.14
28	0.30	0.62	1.11	1.57	0.26	0.46	1.03	1.15
29	0.30	0.63	1.13	1.60	0.26	0.46	1.03	1.17
30	0.30	0.64	1.15	1.63	0.26	0.46	1.03	1.19
31	0.30	0.65	1.16	1.64	0.27	0.48	1.03	1.22
32	0.31	0.66	1.16	1.66	0.28	0.50	1.03	1.26
33	0.32	0.67	1.17	1.68	0.29	0.52	1.04	1.30
34	0.33	0.68	1.19	1.71	0.30	0.54	1.04	1.34
35	0.34	0.70	1.20	1.74	0.31	0.57	1.04	1.38
36	0.36	0.73	1.27	1.88	0.32	0.59	1.09	1.46
37	0.38	0.77	1.35	2.04	0.34	0.62	1.15	1.56
38	0.41	0.82	1.43	2.22	0.35	0.65	1.21	1.66
39	0.44	0.86	1.52	2.40	0.37	0.69	1.28	1.79
40	0.47	0.91	1.62	2.60	0.39	0.73	1.37	1.93
41	0.52	0.98	1.80	2.88	0.43	0.79	1.48	2.11
42	0.58	1.07	2.00	3.18	0.48	0.86	1.61	2.32
43	0.65	1.15	2.22	3.50	0.53	0.94	1.75	2.55
44	0.72	1.25	2.45	3.86	0.59	1.04	1.92	2.82
45	0.80	1.36	2.71	4.25	0.66	1.14	2.10	3.12
46	0.86	1.49	2.95	4.59	0.72	1.21	2.27	3.37
47	0.94	1.64	3.21	4.97	0.78	1.28	2.46	3.64
48	1.02	1.80	3.50	5.39	0.85	1.37	2.67	3.93
49	1.11	1.98	3.82	5.85	0.92	1.46	2.89	4.25
50	1.21	2.19	4.18	6.37	1.00	1.56	3.12	4.59
51	1.32	2.39	4.57	6.88	1.08	1.69	3.48	4.92
52	1.44	2.62	5.01	7.45	1.17	1.84	3.85	5.26
53	1.58	2.88	5.49	8.08	1.26	1.99	4.25	5.63
54	1.74	3.17	6.03	8.79	1.36	2.16	4.68	6.01
55	1.91	3.49	6.62	9.55	1.46	2.33	5.12	6.42
56	2.11	3.81	7.22	10.25	1.59	2.51	5.52	7.02
57	2.32	4.17	7.86	10.99	1.72	2.71	5.95	7.65
58	2.55	4.55	8.54	11.77	1.87	2.91	6.39	8.31
59	2.80	4.97	9.26	12.62	2.02	3.14	6.88	9.03
60	3.08	5.43	10.04	13.52	2.19	3.38	7.39	9.79
61	3.56	6.05	11.26	15.01	2.43	3.82	7.95	10.59
62	4.08	6.73	12.55	16.59	2.68	4.30	8.55	11.46
63	4.66	7.48	13.93	18.28	2.97	4.82	9.21	12.40
64	5.29	8.29	15.39	20.06	3.28	5.41	9.92	13.43
65	5.97	9.18	16.92	21.94	3.63	6.05	10.71	14.56
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 3 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 10 Year Term - $500,000 - $999,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.30	0.59	1.07	1.48	0.25	0.46	0.95	1.10
19	0.30	0.59	1.07	1.48	0.25	0.46	0.95	1.10
20	0.30	0.59	1.07	1.48	0.25	0.46	0.95	1.10
21	0.30	0.59	1.07	1.49	0.25	0.46	0.95	1.10
22	0.30	0.59	1.07	1.50	0.25	0.46	0.96	1.10
23	0.30	0.59	1.07	1.51	0.25	0.46	0.96	1.11
24	0.30	0.59	1.07	1.51	0.25	0.46	0.97	1.11
25	0.30	0.59	1.07	1.52	0.25	0.46	0.97	1.11
26	0.30	0.60	1.08	1.53	0.25	0.46	0.98	1.12
27	0.30	0.60	1.09	1.55	0.25	0.46	0.98	1.13
28	0.30	0.61	1.10	1.56	0.26	0.46	0.99	1.15
29	0.30	0.62	1.12	1.58	0.26	0.46	1.00	1.16
30	0.30	0.63	1.14	1.61	0.26	0.46	1.01	1.18
31	0.30	0.64	1.14	1.62	0.27	0.48	1.01	1.20
32	0.31	0.65	1.15	1.64	0.28	0.50	1.02	1.21
33	0.32	0.66	1.16	1.67	0.29	0.52	1.02	1.23
34	0.33	0.67	1.17	1.70	0.30	0.54	1.03	1.25
35	0.34	0.69	1.18	1.73	0.31	0.57	1.03	1.27
36	0.36	0.72	1.25	1.87	0.32	0.59	1.08	1.34
37	0.38	0.76	1.33	2.02	0.34	0.62	1.14	1.42
38	0.40	0.79	1.42	2.19	0.35	0.65	1.20	1.52
39	0.42	0.84	1.51	2.37	0.37	0.69	1.27	1.62
40	0.45	0.88	1.61	2.56	0.39	0.73	1.36	1.75
41	0.50	0.95	1.79	2.79	0.43	0.78	1.47	1.95
42	0.56	1.04	1.99	3.04	0.47	0.85	1.59	2.19
43	0.63	1.12	2.21	3.31	0.53	0.92	1.73	2.46
44	0.70	1.22	2.44	3.60	0.58	1.00	1.89	2.76
45	0.78	1.33	2.70	3.92	0.65	1.09	2.07	3.10
46	0.85	1.45	2.93	4.30	0.70	1.16	2.23	3.35
47	0.92	1.59	3.18	4.73	0.75	1.25	2.40	3.62
48	1.01	1.74	3.46	5.19	0.81	1.34	2.59	3.93
49	1.10	1.91	3.77	5.71	0.88	1.43	2.79	4.25
50	1.21	2.10	4.11	6.29	0.95	1.54	3.00	4.59
51	1.32	2.29	4.50	6.69	1.04	1.67	3.26	4.91
52	1.44	2.50	4.94	7.13	1.13	1.81	3.54	5.26
53	1.57	2.73	5.42	7.63	1.22	1.96	3.83	5.62
54	1.73	3.00	5.96	8.17	1.33	2.11	4.14	6.01
55	1.90	3.30	6.55	8.77	1.44	2.28	4.47	6.41
56	2.10	3.63	7.15	9.53	1.57	2.46	4.97	7.01
57	2.31	4.00	7.78	10.34	1.70	2.65	5.49	7.64
58	2.54	4.39	8.45	11.20	1.85	2.85	6.04	8.31
59	2.79	4.83	9.18	12.12	2.00	3.07	6.63	9.02
60	3.07	5.30	9.95	13.10	2.17	3.31	7.27	9.79
61	3.54	5.89	11.19	14.67	2.40	3.75	7.77	10.39
62	4.05	6.53	12.49	18.32	2.66	4.23	8.32	11.05
63	4.61	7.24	13.89	18.09	2.94	4.76	8.92	11.76
64	5.23	8.01	15.36	19.96	3.26	5.35	9.57	12.54
65	5.90	8.85	16.91	21.93	3.60	6.00	10.28	13.39
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 4 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 10 Year Term - $1,000,000 and over Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.27	0.56	1.02	1.40	0.22	0.42	0.71	0.99
19	0.27	0.56	1.02	1.40	0.22	0.42	0.71	0.99
20	0.27	0.56	1.02	1.40	0.22	0.42	0.71	0.99
21	0.27	0.56	1.02	1.40	0.22	0.42	0.72	1.00
22	0.27	0.56	1.02	1.40	0.22	0.42	0.73	1.02
23	0.28	0.56	1.03	1.40	0.22	0.42	0.74	1.04
24	0.28	0.56	1.03	1.40	0.22	0.42	0.76	1.06
25	0.28	0.56	1.03	1.40	0.22	0.42	0.77	1.08
26	0.28	0.56	1.04	1.41	0.22	0.42	0.78	1.09
27	0.28	0.56	1.06	1.42	0.22	0.42	0.79	1.09
28	0.28	0.56	1.07	1.42	0.23	0.42	0.80	1.10
29	0.28	0.56	1.09	1.44	0.23	0.42	0.81	1.11
30	0.28	0.56	1.11	1.45	0.23	0.42	0.82	1.12
31	0.28	0.57	1.11	1.46	0.23	0.43	0.84	1.14
32	0.29	0.58	1.12	1.48	0.23	0.43	0.86	1.16
33	0.29	0.59	1.12	1.50	0.24	0.44	0.88	1.19
34	0.29	0.61	1.13	1.52	0.24	0.45	0.90	1.21
35	0.30	0.63	1.14	1.55	0.24	0.46	0.92	1.24
36	0.32	0.66	1.22	1.66	0.25	0.49	0.98	1.32
37	0.34	0.70	1.30	1.79	0.27	0.53	1.05	1.40
38	0.37	0.73	1.40	1.94	0.29	0.56	1.12	1.50
39	0.39	0.78	1.50	2.09	0.31	0.61	1.21	1.61
40	0.42	0.82	1.60	2.25	0.33	0.66	1.32	1.74
41	0.47	0.88	1.78	2.51	0.37	0.71	1.43	1.92
42	0.52	0.95	1.98	2.79	0.42	0.77	1.56	2.13
43	0.57	1.03	2.19	3.09	0.47	0.83	1.71	2.37
44	0.63	1.12	2.42	3.43	0.53	0.91	1.88	2.65
45	0.70	1.21	2.68	3.79	0.60	0.99	2.07	2.95
46	0.77	1.32	2.81	4.18	0.65	1.07	2.22	3.16
47	0.84	1.44	2.96	4.62	0.71	1.16	2.39	3.39
48	0.92	1.58	3.12	5.10	0.77	1.26	2.57	3.64
49	1.02	1.74	3.29	5.64	0.84	1.36	2.77	3.90
50	1.12	1.91	3.49	6.23	0.91	1.48	2.98	4.19
51	1.24	2.09	3.97	6.63	0.99	1.59	3.20	4.48
52	1.37	2.29	4.51	7.07	1.07	1.71	3.44	4.78
53	1.53	2.51	5.10	7.56	1.16	1.84	3.69	5.10
54	1.70	2.77	5.76	8.11	1.26	1.97	3.95	5.44
55	1.89	3.05	6.48	8.70	1.36	2.12	4.23	5.80
56	2.08	3.33	7.09	9.44	1.49	2.30	4.62	6.23
57	2.28	3.63	7.73	10.24	1.63	2.50	5.04	6.68
58	2.50	3.96	8.41	11.07	1.77	2.71	5.48	7.15
59	2.74	4.32	9.14	11.97	1.93	2.94	5.95	7.66
60	3.00	4.71	9.92	12.93	2.10	3.18	6.45	8.21
61	3.44	5.32	11.16	14.35	2.33	3.45	7.01	8.86
62	3.93	5.99	12.47	15.85	2.58	3.75	7.61	9.57
63	4.46	6.72	13.87	17.45	2.85	4.08	8.27	10.34
64	5.04	7.53	15.35	19.14	3.15	4.45	8.98	11.19
65	5.67	8.40	16.90	20.92	3.49	4.85	9.77	12.11
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 5 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 15 Year Term - Under $100,000 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.77	1.31	2.79	3.28	0.75	1.11	2.04	2.56
19	0.77	1.31	2.79	3.30	0.75	1.11	2.04	2.58
20	0.77	1.31	2.79	3.30	0.75	1.11	2.04	2.58
21	0.77	1.31	2.82	3.32	0.75	1.11	2.04	2.58
22	0.77	1.31	2.83	3.35	0.75	1.11	2.04	2.58
23	0.77	1.31	2.83	3.38	0.76	1.11	2.04	2.58
24	0.79	1.32	2.85	3.42	0.76	1.11	2.04	2.58
25	0.79	1.32	2.85	3.45	0.76	1.11	2.04	2.58
26	0.79	1.32	2.85	3.52	0.76	1.11	2.10	2.62
27	0.79	1.32	2.86	3.61	0.76	1.11	2.14	2.66
28	0.79	1.32	2.86	3.69	0.76	1.11	2.21	2.70
29	0.79	1.32	2.86	3.75	0.76	1.11	2.27	2.75
30	0.79	1.32	2.87	3.85	0.76	1.11	2.34	2.80
31	0.79	1.32	2.87	3.91	0.76	1.11	2.38	2.89
32	0.80	1.32	2.89	4.00	0.76	1.13	2.44	2.97
33	0.82	1.34	2.89	4.10	0.77	1.13	2.49	3.06
34	0.82	1.34	2.90	4.22	0.77	1.14	2.55	3.17
35	0.83	1.34	2.90	4.32	0.77	1.14	2.62	3.30
36	0.90	1.42	3.10	4.54	0.83	1.21	2.69	3.42
37	0.97	1.51	3.31	4.73	0.89	1.30	2.76	3.58
38	1.04	1.61	3.54	4.89	0.96	1.38	2.85	3.73
39	1.14	1.70	3.80	5.06	1.04	1.49	2.93	3.92
40	1.24	1.83	4.10	5.25	1.13	1.61	3.04	4.13
41	1.37	2.06	4.51	5.82	1.21	1.73	3.34	4.46
42	1.51	2.31	4.97	6.42	1.30	1.89	3.68	4.85
43	1.66	2.59	5.46	7.10	1.39	2.06	4.04	5.27
44	1.83	2.90	6.00	7.83	1.51	2.24	4.44	5.73
45	2.01	3.23	6.56	8.59	1.62	2.44	4.87	6.24
46	2.20	3.46	7.13	9.30	1.73	2.62	5.24	6.79
47	2.41	3.72	7.76	10.07	1.85	2.80	5.63	7.38
48	2.63	4.01	8.45	10.93	1.97	3.01	6.07	8.01
49	2.90	4.35	9.24	11.90	2.11	3.24	6.52	8.69
50	3.20	4.73	10.11	13.00	2.27	3.48	7.00	9.41
51	3.52	5.17	11.03	14.13	2.44	3.76	7.58	10.06
52	3.87	5.65	12.01	15.35	2.62	4.06	8.18	10.75
53	4.27	6.17	13.08	16.66	2.82	4.38	8.83	11.48
54	4.69	6.73	14.21	18.06	3.03	4.73	9.52	12.25
55	5.15	7.35	15.39	19.52	3.25	5.11	10.25	13.08
56	5.66	8.11	16.86	21.00	3.75	5.79	11.11	14.46
57	6.23	8.93	18.41	22.58	4.28	6.51	12.04	15.29
58	6.85	9.85	20.07	24.27	4.86	7.30	13.04	15.88
59	7.52	10.86	21.90	26.13	5.48	8.15	14.11	16.56
60	8.28	11.99	23.87	28.13	6.17	9.08	14.52	17.33
61	9.55	13.97	27.24	31.45	6.68	10.23	14.79	17.97
62	10.93	16.15	30.83	35.01	7.24	11.48	15.53	19.12
63	12.45	18.52	34.65	38.80	7.86	12.11	16.57	20.96
64	14.10	21.10	38.72	42.83	8.54	12.55	17.69	22.96
65	15.90	23.94	43.08	47.15	9.28	13.22	19.00	25.11
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 6 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 15 Year Term - $100,000 - $249,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.55	0.93	1.99	2.33	0.53	0.79	1.45	1.82
19	0.55	0.93	2.00	2.34	0.53	0.79	1.45	1.83
20	0.55	0.93	2.00	2.34	0.53	0.79	1.45	1.83
21	0.55	0.93	2.00	2.36	0.53	0.79	1.45	1.83
22	0.55	0.93	2.01	2.38	0.53	0.79	1.45	1.83
23	0.55	0.93	2.01	2.40	0.54	0.79	1.45	1.83
24	0.56	0.94	2.02	2.43	0.54	0.79	1.45	1.83
25	0.56	0.94	2.02	2.45	0.54	0.79	1.45	1.83
26	0.56	0.94	2.02	2.50	0.54	0.79	1.49	1.86
27	0.56	0.94	2.03	2.56	0.54	0.79	1.52	1.89
28	0.56	0.94	2.03	2.63	0.54	0.79	1.57	1.92
29	0.56	0.94	2.03	2.71	0.54	0.79	1.61	1.95
30	0.56	0.94	2.04	2.81	0.54	0.79	1.66	1.99
31	0.56	0.94	2.04	2.87	0.54	0.79	1.69	2.05
32	0.57	0.94	2.05	2.93	0.54	0.80	1.73	2.11
33	0.58	0.95	2.05	3.00	0 55	0.80	1.77	2.17
34	0.58	0.95	2.06	3.08	0.55	0.81	1.81	2.25
35	0.59	0.95	2.06	3.17	0.55	0.81	1.86	2.34
36	0.64	1.01	2.20	3.26	0.59	0.86	1.91	2.43
37	0.69	1.07	2.35	3.36	0.63	0.92	1.96	2.54
38	0.74	1.14	2.51	3.47	0.68	0.98	2.02	2.65
39	0.81	1.21	2.70	3.59	0.74	1.06	2.08	2.78
40	0.88	1.30	2.91	3.73	0.80	1.14	2.16	2.93
41	0.97	1.46	3.20	4.13	0.86	1.23	2.37	3.17
42	1.07	1.64	3.53	4.56	0.92	1.34	2.61	3.44
43	1.18	1.84	3.88	6.04	0.99	1.46	2.87	3.74
44	1.30	2.06	4.26	5.56	1.07	1.59	3.15	4.07
45	1.43	2.29	4.66	6.10	1.15	1.73	3.46	4.43
46	1.56	2.46	5.06	6.60	1.23	1.86	3.72	4.82
47	1.71	2.64	5.51	7.15	1.31	1.99	4.00	5.24
48	1.87	2.85	6.00	7.76	1.40	2.14	4.31	5.69
49	2.06	3.09	6.56	8.45	1.50	2.30	4.63	6.17
50	2.27	3.36	7.18	9.23	1.61	2.47	4.97	6.68
51	2.50	3.67	7.83	10.03	1.73	2.67	5.38	7.14
52	2.75	4.01	8.53	10.90	1.86	2.88	5.81	7.63
53	3.03	4.38	9.29	11.83	2.00	3.11	6.27	8.15
54	3.33	4.78	10.09	12.82	2.15	3.38	6.76	8.70
55	3.66	5.22	10.93	13.86	2.31	3.63	7.28	9.29
56	4.02	5.76	11.97	14.91	2.66	4.11	7.89	10.27
57	4.42	6.34	13.07	16.03	3.04	4.62	8.55	11.33
58	4.86	6.99	14.25	17.23	3.45	5.18	9.26	12.46
59	5.34	7.71	15.55	18.55	3.89	5.79	10.02	13.68
60	5.88	8.51	16.95	19.97	4.38	6.45	10.84	15.00
61	6.78	9.92	19.34	22.33	4.74	7.26	12.05	16.52
62	7.76	11.47	21.89	24.86	5.14	8.15	13.35	18.16
63	8.84	13.15	24.60	27.55	5.58	9.12	14.75	19.91
64	10.01	14.98	27.49	30.41	6.06	10.18	16.26	21.81
65	11.29	17.00	30.59	33.48	6.59	11.35	17.89	23.85
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 7 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 15 Year Term - $250,000 - $499,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.39	0.75	1.38	1.84	0.33	0.61	1.05	1.27
19	0.39	0.75	1.38	1.85	0.33	0.61	1.05	1.27
20	0.39	0.75	1.38	1.85	0.33	0.61	1.05	1.27
21	0.39	0.75	1.39	1.86	0.33	0.61	1.06	1.28
22	0.39	0.75	1.41	1.86	0.33	0.61	1.06	1.28
23	0.39	0.75	1.42	1.87	0.33	0.61	1 07	1.29
24	0.39	0.75	1.43	1.88	0.33	0.61	1.07	1.30
25	0.39	0.75	1.45	1.89	0.33	0.61	1.08	1.31
26	0.39	0.76	1.46	1.91	0.33	0.61	1.09	1.34
27	0.39	0.77	1.47	1.93	0.33	0.61	1.09	1.38
28	0.39	0.78	1.49	1.95	0.33	0.62	1.10	1.41
29	0.39	0.79	1.51	1.98	0.33	0.62	1.11	1.46
30	0.39	0.81	1.53	2.01	0.33	0.62	1.12	1.50
31	0.40	0.82	1.55	2.05	0.33	0.63	1.15	1.54
32	0.41	0.83	1.56	2.09	0.34	0.65	1.18	1.58
33	0.42	0.85	1.58	2.14	0.35	0.66	1.21	1.63
34	0.44	0.86	1.61	2.20	0.35	0.68	1.25	1.68
35	0.45	0.88	1.63	2.26	0.36	0.70	1.29	1.74
36	0.48	0.93	1.73	2.43	0.38	0.75	1.37	1.86
37	0.51	0.98	1.84	2.61	0.41	0.80	1.46	2.00
38	0.54	1.03	1.96	2.82	0.43	0.86	1.56	2.15
39	0.58	1.10	2.09	3.04	0.46	0.93	1.67	2.32
40	0.62	1.17	2.24	3.30	0.50	1.01	1.80	2.52
41	0.68	1.28	2.50	3.62	0.56	1.09	1.96	2.74
42	0.75	1.41	2.80	3.97	0.62	1.17	2.14	2.99
43	0.83	1.55	3.12	4.35	0.69	1.27	2.33	3.26
44	0.91	1.70	3.46	4.76	0.77	1.38	2.55	3.56
45	1.00	1.87	3.82	5.20	0.86	1.50	2.78	3.89
46	1.11	2.01	4.16	5.61	0.94	1.61	3.03	4.25
47	1.22	2.17	4.54	6.05	1.03	1.72	3.30	4.63
48	1.36	2.35	4.96	6.55	1.12	1.85	3.59	5.05
49	1.51	2.56	5.43	7.12	1.22	1.98	3.90	5.49
50	1.68	2.79	5.96	7.75	1.33	2.13	4.23	5.96
51	1.86	3.09	6.64	8.62	1.43	2.30	4.60	6.50
52	2.07	3.41	7.37	9.56	1.54	2.48	4.99	7.08
53	2.29	3.77	8.16	10.57	1.66	2.67	5.40	7.69
54	2.53	4.16	9.00	11.64	1.78	2.88	5.84	8.34
55	2.79	4.58	9.88	12.77	1.92	3.10	6.31	9.03
56	3.09	5.06	10.61	13.78	2.13	3.50	6.90	9.74
57	3.42	5.59	11.38	14.85	2.35	3.94	7.53	10.51
58	3.79	6.18	12.21	16.00	2.59	4.42	8.21	11.33
59	4.19	6.82	13.12	17.26	2.85	4.94	8.94	12.22
60	4.64	7.54	14.10	18.62	3.14	5.50	9.73	13.18
61	5.28	8.48	15.96	20.48	3.49	6.11	10.57	14.47
62	5.98	9.50	17.95	22.47	3.87	6.77	11.49	15.86
63	6.74	10.62	20.07	24.59	4.28	7.50	12.46	17.35
64	7.57	11.84	22.32	26.85	4.74	8.30	13.51	18.95
65	8.48	13.18	24.73	29.26	5.24	9.18	14.65	20.69
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 8 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 15 Year Term - $500,000 - $999,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.39	0.70	1.37	1.83	0.33	0.59	1.04	1.26
19	0.39	0.70	1.37	1.84	0.33	0.59	1.04	1.26
20	0.39	0.70	1.37	1.84	0.33	0.59	1.04	1.26
21	0.39	0.70	1.37	1.85	0.33	0.59	1.05	1.27
22	0.39	0.70	1.38	1.86	0.33	0.59	1.05	1.27
23	0.39	0.70	1.38	1.87	0.33	0.59	1.06	1.28
24	0.39	0.70	1.39	1.88	0.33	0.59	1.06	1.29
25	0.39	0.70	1.39	1.89	0.33	0.59	1.07	1.30
26	0.39	0.71	1.40	1.90	0.33	0.59	1.07	1.33
27	0.39	0.72	1.41	1.92	0.33	0.59	1.07	1.37
28	0.39	0.74	1.42	1.94	0.33	0.60	1.07	1.40
29	0.39	0.76	1.44	1.96	0.33	0.60	1.07	1.45
30	0.39	0.78	1.46	1.99	0.33	0.60	1.07	1.49
31	0.40	0.79	1.49	2.03	0.33	0.61	1.10	1.52
32	0.41	0.80	1.52	2.07	0.34	0.62	1.12	1.56
33	0.42	0.81	1.55	2.12	0.35	0.63	1.15	1.60
34	0.44	0.82	1.59	2.18	0.35	0.65	1.19	1.64
35	0.45	0.83	1.63	2.24	0.36	0.66	1.23	1.69
36	0.48	0.88	1.73	2.38	0.38	0.71	1.32	1.82
37	0.50	0.93	1.84	2.53	0.41	0.76	1.42	1.96
38	0.54	1.00	1.96	2.69	0.43	0.81	1.53	2.12
39	0.57	1.06	2.09	2.88	0.46	0.88	1.66	2.30
40	0.61	1.14	2.24	3.09	0.50	0.95	1.80	2.51
41	0.67	1.24	2.45	3.44	0.55	1.01	1.96	2.72
42	0.74	1.34	2.69	3.82	0.60	1.09	2.13	2.96
43	0.82	1.46	2.94	4.25	0.67	1.17	2.33	3.23
44	0.91	1.59	3.22	4.70	0.73	1.26	2.54	3.51
45	1.00	1.73	3.51	5.18	0.81	1.36	2.77	3.83
46	1.11	1.87	3.90	5.59	0.88	1.48	3.02	4.19
47	1.22	2.03	4.33	6.04	0.96	1.62	3.29	4.58
48	1.36	2.21	4.80	6.55	1.04	1.76	3.58	4.99
49	1.51	2.41	5.34	7.11	1.13	1.91	3.89	5.44
50	1.68	2.64	5.94	7.75	1.23	2.08	4.22	5.91
51	1.86	2.93	6.62	8.61	1.34	2.25	4.59	6.45
52	2.07	3.24	7.35	9.54	1.45	2.42	4.98	7.02
53	2.29	3.59	8.14	10.54	1.57	2.61	5.39	7.62
54	2.53	3.96	8.97	11.60	1.71	2.82	5.83	8.26
55	2.79	4.37	9.85	12.71	1.85	3.04	6.30	8.94
56	3.06	4.81	10.58	13.71	2.06	3.41	6.85	9.65
57	3.36	5.29	11.36	14.77	2.29	3.80	7.43	10.41
58	3.68	5.82	12.19	15.91	2.54	4.23	8.07	11.22
59	4.05	6.41	13.10	17.15	2.81	4.70	8.75	12.10
60	4.45	7.06	14.09	18.50	3.11	5.21	9.48	13.05
61	5.09	8.06	15.95	20.37	3.46	5.85	10.34	14.33
62	5.79	9.15	17.93	22.37	3.83	6.55	11.27	15.71
63	6.56	10.33	20.04	24.50	4.25	7.32	12.27	17.19
64	7.39	11.63	22.29	26.77	4.70	8.16	13.35	18.78
65	8.31	13.05	24.70	29.20	5.20	9.08	14.51	20.50
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 9 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 15 Year Term - $1,000,000 and over Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.36	0.65	1.19	1.70	0.30	0.57	0.89	1.23
19	0.36	0.65	1.19	1.71	0.30	0.57	0.89	1.23
20	0.36	0.65	1.19	1.71	0.30	0.57	0.89	1.23
21	0.36	0.65	1.19	1.72	0.30	0.57	0.90	1.23
22	0.36	0.65	1.19	1.73	0.30	0.57	0.90	1.23
23	0.36	0.65	1.19	1.74	0.30	0.57	0.91	1.24
24	0.36	0.66	1.19	1.75	0.30	0.57	0.92	1.24
25	0.36	0.66	1.19	1.76	0.30	0.57	0.93	1.24
26	0.36	0.66	1.21	1.77	0.30	0.57	0.94	1.26
27	0.36	0.66	1.23	1.78	0.30	0.58	0.96	1.28
28	0.36	0.66	1.26	1.79	0.30	0.58	0.97	1.30
29	0.36	0.67	1.29	1.80	0.30	0.59	0.99	1.32
30	0.36	0.67	1.33	1.82	0.30	0.59	1.01	1.34
31	0.37	0.68	1.35	1.85	0.30	0.59	1.03	1.39
32	0.38	0.69	1.37	1.89	0.31	0.59	1.05	1.45
33	0.39	0.71	1.40	1.93	0.31	0.60	1.07	1.51
34	0.40	0.72	1.43	1.98	0.32	0.60	1.09	1.59
35	0.41	0.74	1.46	2.03	0.32	0.60	1.12	1.67
36	0.44	0.79	1.57	2.18	0.34	0.64	1.22	1.78
37	0.46	0.85	1.69	2.34	0.37	0.69	1.34	1.90
38	0.50	0.92	1.82	2.53	0.40	0.75	1.47	2.04
39	0.53	1.00	1.97	2.73	0.43	0.81	1.61	2.20
40	0.57	1.08	2.14	2.96	0.47	0.88	1.78	2.38
41	0.64	1.18	2.36	3.32	0.52	0.95	1.93	2.60
42	0.71	1.29	2.61	3.72	0.58	1.03	2.09	2.84
43	0.79	1.42	2.88	4.16	0.64	1.12	2.27	3.10
44	0.88	1.55	3.17	4.62	0.71	1.22	2.47	3.39
45	0.98	1.70	3.48	5.12	0.79	1.33	2.69	3.71
46	1.08	1.84	3.83	5.52	0.85	1.44	2.93	4.05
47	1.19	2.00	4.21	5.96	0.91	1.55	3.20	4.41
48	1.32	2.18	4.63	6.44	0.98	1.68	3.48	4.81
49	1.47	2.38	5.10	6.99	1.05	1.81	3.79	5.23
50	1.63	2.61	5.64	7.61	1.13	1.96	4.11	5.67
51	1.81	2.86	6.25	8.34	1.23	2.11	4.45	6.07
52	2.02	3.15	6.91	9.14	1.34	2.28	4.80	6.48
53	2.24	3.45	7.62	10.00	1.46	2.45	5.18	6.93
54	2.48	3.79	8.37	10.91	1.58	2.64	5.58	7.40
55	2.74	4.15	9.16	11.86	1.72	2.85	6.01	7.90
56	3.01	4.62	9.83	12.84	1.93	3.23	6.55	8.76
57	3.30	5.12	10.54	13.88	2.15	3.65	7.14	9.68
58	3.63	5.68	11.31	15.01	2.40	4.10	7.76	10.68
59	3.99	6.30	12.15	16.23	2.66	4.59	8.44	11.73
60	4.39	6.99	13.05	17.56	2.95	5.12	9.17	12.88
61	5.02	7.98	14.70	19.48	3.26	5.64	10.01	13.87
62	5.70	9.06	16.45	21.53	3.60	6.20	10.93	14.93
63	6.44	10.23	18.33	23.71	3.97	6.82	11.90	16.07
64	7.26	11.51	20.32	26.03	4.38	7.50	12.95	17.30
65	8.15	12.92	22.45	28.52	4.83	8.24	14.09	18.62
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 10 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 20 Year Term - Under $100,000 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.99	1.54	2.94	3.69	0.89	1.32	2.29	2.65
19	0.99	1.54	2.96	3.70	0.89	1.32	2.29	2.65
20	0.99	1.54	2.96	3.70	0.89	1.32	2.29	2.65
21	0.99	1.54	2.96	3.71	0.89	1.32	2.30	2.65
22	0.99	1.54	2.96	3.74	0.89	1.32	2.30	2.65
23	0.99	1.54	2.96	3.79	0.89	1.34	2.31	2.65
24	0.99	1.54	2.96	3.81	0.89	1.34	2.33	2.65
25	0.99	1.54	2.96	3.84	0.89	1.34	2.34	2.65
26	0.99	1.54	2.96	3.93	0.89	1.34	2.40	2.72
27	0.99	1.54	2.96	4.02	0.90	1.34	2.45	2.82
28	0.99	1.55	2.96	4.10	0.90	1.34	2.54	2.93
29	0.99	1.55	2.96	4.23	0.92	1.34	2.60	3.05
30	0.99	1.55	2.96	4.36	0.92	1.34	2.69	3.15
31	1.00	1.58	3.07	4.46	0.94	1.39	2.76	3.25
32	1.03	1.59	3.20	4.46	0.96	1.45	2.86	3.37
33	1.04	1.62	3.35	4.48	0.99	1.51	2.96	3.51
34	1.07	1.65	3.52	4.48	1.03	1.58	3.00	3.65
35	1.10	1.69	3.70	4.48	1.06	1.66	3.04	3.80
36	1.17	1.82	3.79	4.90	1.10	1.72	3.20	4.01
37	1.24	1.96	3.89	5.37	1.14	1.77	3.40	4.25
38	1.32	2.11	4.00	5.82	1.20	1.85	3.65	4.51
39	1.42	2.28	4.13	6.32	1.25	1.93	3.89	4.80
40	1.52	2.46	4.25	6.90	1.31	2.01	4.15	5.11
41	1.65	2.68	4.73	7.57	1.41	2.15	4.49	5.68
42	1.80	2.90	5.27	8.32	1.54	2.30	4.85	6.30
43	1.97	3.17	5.86	9.17	1.66	2.46	5.24	6.96
44	2.15	3.45	6.49	10.11	1.79	2.63	5.66	7.63
45	2.35	3.77	7.20	11.09	1.94	2.83	6.13	8.25
46	2.62	4.08	8.20	11.99	2.11	3.07	6.55	8.99
47	2.90	4.42	9.28	12.90	2.31	3.32	7.00	9.54
48	3.21	4.79	10.44	13.89	2.51	3.61	7.49	10.14
49	3.56	5.18	11.69	14.96	2.73	3.90	8.01	10.77
50	3.94	5.63	13.04	16.11	2.97	4.23	8.56	11.45
51	4.25	6.25	14.21	17.32	3.20	4.62	9.42	12.39
52	4.59	6.93	15.46	18.62	3.44	5.04	10.35	13.41
53	4.96	7.69	16.83	20.04	3.69	5.51	11.34	14.36
54	5.37	8.52	18.30	21.55	3.97	6.00	12.41	15.31
55	5.82	9.42	19.86	23.17	4.28	6.55	13.54	16.29
56	6.73	10.59	21.83	25.04	4.76	7.85	14.10	16.92
57	7.72	11.87	23.93	27.03	5.28	9.24	14.49	17.61
58	8.79	13.27	26.17	29.15	5.86	10.76	14.87	18.42
59	9.99	14.82	28.61	31.46	6.46	12.41	15.03	19.34
60	11.30	16.51	31.25	33.97	7.14	14.20	16.01	20.68
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 11 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 20 Year Term - $100,000 - $249,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.70	1.09	2.09	3.14	0.63	0.94	1.75	2.06
19	0.70	1.09	2.10	3.14	0.63	0.94	1.76	2.07
20	0.70	1.09	2.10	3.15	0.63	0.94	1.76	2.07
21	0.70	1.09	2.10	3.15	0.63	0.94	1.76	2.07
22	0.70	1.09	2.10	3.15	0.63	0.94	1.76	2.08
23	0.70	1.09	2.10	3.16	0.63	0.95	1.76	2.08
24	0.70	1.09	2.10	3.16	0.63	0.95	1.76	2.09
25	0.70	1.09	2.10	3.16	0.63	0.95	1.76	2.09
26	0.70	1.09	2.10	3.16	0.63	0.95	1.80	2.11
27	0.70	1.09	2.10	3.16	0.64	0.95	1.85	2.14
28	0.70	1.10	2.10	3.17	0.64	0.95	1.90	2.17
29	0.70	1.10	2.10	3.17	0.65	0.95	1.96	2.20
30	0.70	1.10	2.10	3.17	0.65	0.95	2.03	2.24
31	0.71	1.12	2.18	3.17	0.67	0.99	2.05	2.31
32	0.73	1.13	2.27	3.17	0.68	1.03	2.07	2.39
33	0.74	1.15	2.38	3.18	0.70	1.07	2.10	2.49
34	0.76	1.17	2.50	3.18	0.73	1.12	2.13	2.59
35	0.78	1.20	2.63	3.18	0.75	1.18	2.16	2.70
36	0.83	1.29	2.69	3.48	0.78	1.22	2.29	2.85
37	0.88	1.39	2.76	3.81	0.81	1.26	2.43	3.02
38	0.94	1.50	2.84	4.17	0.85	1.31	2.59	3.20
39	1.01	1.62	2.93	4.57	0.89	1.37	2.76	3.41
40	1.08	1.75	3.02	5.00	0.93	1.43	2.95	3.63
41	1.17	1.90	3.36	5.48	1.00	1.53	3.19	4.03
42	1.28	2.06	3.74	6.00	1.09	1.63	3.44	4.47
43	1.40	2.25	4.16	6.58	1.18	1.75	3.72	4.94
44	1.53	2.45	4.61	7.21	1.27	1.87	4.02	5.46
45	1.67	2.68	5.11	7.90	1.38	2.01	4.35	6.01
46	1.86	2.90	5.82	8.51	1.50	2.18	4.65	6.38
47	2.06	3.14	6.59	9.16	1.64	2.36	4.97	6.77
48	2.28	3.40	7.41	9.86	1.78	2.56	5.32	7.20
49	2.53	3.68	8.30	10.62	1.94	2.77	5.69	7.65
50	2.80	4.00	9.26	11.44	2.11	3.00	6.08	8.13
51	3.02	4.44	10.09	12.30	2.27	3.26	6.69	8.80
52	3.26	4.92	10.98	13.22	2.44	3.58	7.35	9.52
53	3.52	5.46	11.95	14.23	2.62	3.91	8.05	10.28
54	3.81	6.05	12.99	15.30	2.82	4.26	8.81	11.10
55	4.13	6.69	14.10	16.45	3.04	4.65	9.61	11.98
56	4.78	7.52	15.50	17.78	3.38	5.57	10.37	13.09
57	5.48	8.43	16.99	19.19	3.75	6.56	11.19	14.27
58	6.24	9.42	18.58	20.70	4.16	7.64	12.06	15.53
59	7.09	10.52	20.31	22.34	4.59	8.81	12.98	16.88
60	8.02	11.72	22.19	24.12	5.07	10.08	13.97	18.31
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 12 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 20 Year Term - $250,000 - $499,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.53	0.85	1.62	2.13	0.39	0.65	1.23	1.46
19	0.53	0.85	1.63	2.14	0.39	0.65	1.23	1.46
20	0.53	0.85	1.63	2.14	0.39	0.65	1.23	1.46
21	0.53	0.85	1.66	2.15	0.39	0.65	1.24	1.46
22	0.53	0.85	1.70	2.17	0.39	0.65	1.24	1.46
23	0.53	0.85	1.74	2.19	0.39	0.65	1.25	1.46
24	0.53	0.85	1.79	2.21	0.39	0.65	1.26	1.46
25	0.53	0.85	1.84	2.23	0.39	0.65	1.27	1.46
26	0.53	0.85	1.86	2.28	0.39	0.65	1.30	1.50
27	0.53	0.86	1.88	2.33	0.40	0.66	1.33	1.55
28	0.54	0.87	1.90	2.39	0.40	0.66	1.37	1.61
29	0.54	0.87	1.92	2.46	0.41	0.67	1.41	1.67
30	0.54	0.88	1.95	2.53	0.41	0.67	1.45	1.74
31	0.55	0.90	1.96	2.59	0.43	0.70	1.49	1.83
32	0.56	0.93	1.98	2.65	0.45	0.73	1.54	1.93
33	0.57	0.96	1.99	2.72	0.47	0.77	1.59	2.04
34	0.58	0.99	2.01	2.80	0.49	0.81	1.65	2.17
35	0.59	1.03	2.03	2.89	0.52	0.85	1.72	2.31
36	0.63	1.09	2.18	3.11	0.55	0.90	1.82	2.43
37	0.68	1.16	2.34	3.35	0.58	0.96	1.94	2.57
38	0.74	1.24	2.53	3.63	0.62	1.02	2.06	2.72
39	0.79	1.33	2.72	3.92	0.66	1.08	2.20	2.89
40	0.86	1.42	2.94	4.24	0.71	1.16	2.35	3.07
41	0.95	1.55	3.28	4.71	0.77	1.25	2.59	3.37
42	1.04	1.70	3.65	5.22	0.85	1.35	2.85	3.69
43	1.15	1.86	4.06	5.78	0.92	1.46	3.13	4.05
44	1.27	2.04	4.51	6.40	1.01	1.57	3.43	4.43
45	1.40	2.24	5.00	7.07	1.10	1.70	3.76	4.84
46	1.53	2.45	5.47	7.63	1.20	1.86	4.05	5.25
47	1.67	2.67	5.97	8.22	1.31	2.04	4.36	5.68
48	1.82	2.92	6.51	8.86	1.43	2.22	4.70	6.15
49	1.99	3.19	7.10	9.55	1.56	2.43	5.06	6.65
50	2.18	3.49	7.73	10.30	1.70	2.65	5.44	7.18
51	2.40	3.93	8.42	11.07	1.87	2.86	5.93	7.74
52	2.65	4.41	9.17	11.90	2.05	3.10	6.45	8.35
53	2.92	4.94	9.98	12.79	2.25	3.35	7.01	8.99
54	3.22	5.53	10.85	13.76	2.47	3.62	7.61	9.68
55	3.55	6.17	11.77	14.78	2.70	3.92	8.25	10.42
56	4.08	6.82	12.89	16.03	2.97	4.44	8.99	11.46
57	4.65	7.52	14.08	17.35	3.27	5.01	9.78	12.57
58	5.28	8.28	15.35	18.77	3.59	5.62	10.62	13.75
59	5.98	9.13	16.74	20.31	3.93	6.29	11.52	15.01
60	6.74	10.06	18.24	21.98	4.31	7.01	12.48	16.35
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 13 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 20 Year Term - $500,000 - $999,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.53	0.84	1.61	2.11	0.38	0.64	1.23	1.45
19	0.53	0.84	1.62	2.12	0.38	0.64	1.23	1.45
20	0.53	0.84	1.62	2.12	0.38	0.64	1.23	1.45
21	0.53	0.84	1.65	2.13	0.38	0.64	1.24	1.45
22	0.53	0.84	1.69	2.15	0.38	0.64	1.24	1.45
23	0.53	0.84	1.73	2.17	0.38	0.64	1.25	1.45
24	0.53	0.84	1.77	2.19	0.38	0.64	1.26	1.45
25	0.53	0.84	1.82	2.21	0.38	0.64	1.27	1.45
26	0.53	0.84	1.84	2.26	0.38	0.64	1.30	1.49
27	0.53	0.85	1.86	2.31	0.39	0.65	1.33	1.54
28	0.54	0.86	1.88	2.37	0.39	0.65	1.36	1.60
29	0.54	0.86	1.90	2.43	0.40	0.66	1.40	1.66
30	0.54	0.87	1.93	2.50	0.40	0.66	1.44	1.73
31	0.55	0.88	1.94	2.56	0.41	0.69	1.48	1.82
32	0.55	0.89	1.96	2.62	0.43	0.72	1.53	1.92
33	0.56	0.91	1.98	2.69	0.45	0.76	1.58	2.03
34	0.57	0.92	2.00	2.77	0.47	0.80	1.64	2.15
35	0.58	0.94	2.02	2.86	0.49	0.84	1.71	2.29
36	0.62	1.01	2.17	3.08	0.52	0.89	1.81	2.41
37	0.67	1.08	2.34	3.33	0.55	0.95	1.91	2.54
38	0.73	1.17	2.52	3.61	0.59	1.01	2.03	2.69
39	0.78	1.26	2.72	3.91	0.63	1.08	2.16	2.85
40	0.85	1.36	2.94	4.24	0.67	1.16	2.30	3.03
41	0.94	1.50	3.28	4.71	0.73	1.25	2.51	3.33
42	1.03	1.65	3.65	5.22	0.81	1.35	2.74	3.66
43	1.14	1.82	4.06	5.78	0.88	1.46	2.99	4.02
44	1.26	2.02	4.50	6.40	0.97	1.57	3.26	4.40
45	1.39	2.23	4.99	7.07	1.06	1.70	3.55	4.82
46	1.52	2.42	5.44	7.63	1.15	1.86	3.88	5.15
47	1.66	2.63	5.93	8.22	1.26	2.03	4.23	5.51
48	1.82	2.87	6.45	8.86	1.37	2.22	4.60	5.89
49	1.99	3.12	7.01	9.55	1.49	2.42	5.00	6.30
50	2.18	3.40	7.62	10.30	1.62	2.64	5.43	6.73
51	2.39	3.80	8.33	11.07	1.76	2.85	5.90	7.28
52	2.62	4.25	9.10	11.90	1.91	3.08	6.40	7.88
53	2.87	4.74	9.93	12.79	2.07	3.33	6.94	8.51
54	3.15	5.28	10.82	13.76	2.25	3.61	7.51	9.19
55	3.46	5.87	11.77	14.78	2.44	3.90	8.13	9.92
56	3.86	6.53	12.89	16.03	2.73	4.43	8.89	11.04
57	4.30	7.24	14.08	17.35	3.05	4.99	9.70	12.24
58	4.77	8.02	15.35	18.77	3.39	5.61	10.56	13.51
59	5.30	8.87	16.73	20.31	3.76	6.28	11.49	14.87
60	5.88	9.82	18.23	21.98	4.17	7.01	12.47	16.32
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 14 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 20 Year Term - $1,000,000 and over Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.51	0.80	1.57	2.05	0.36	0.60	1.19	1.39
19	0.51	0.80	1.58	2.06	0.36	0.60	1.19	1.39
20	0.51	0.80	1.58	2.06	0.36	0.60	1.19	1.39
21	0.51	0.80	1.58	2.06	0.36	0.60	1.19	1.39
22	0.51	0.80	1.58	2.06	0.36	0.60	1.19	1.39
23	0.51	0.80	1.58	2.06	0.36	0.60	1.19	1.40
24	0.51	0.81	1.58	2.06	0.36	0.60	1.19	1.40
25	0.51	0.81	1.58	2.06	0.36	0.60	1.19	1.40
26	0.51	0.82	1.59	2.08	0.36	0.61	1.20	1.42
27	0.51	0.83	1.60	2.10	0.37	0.61	1.21	1.45
28	0.51	0.84	1.62	2.13	0.37	0.62	1.23	1.47
29	0.51	0.85	1.63	2.15	0.38	0.63	1.24	1.51
30	0.51	0.87	1.65	2.18	0.38	0.64	1.26	1.54
31	0.52	0.88	1.69	2.26	0.39	0.67	1.31	1.64
32	0.53	0.89	1.74	2.36	0.41	0.70	1.36	1.75
33	0.54	0.90	1.80	2.47	0.42	0.73	1.42	1.87
34	0.55	0.91	1.86	2.59	0.44	0.77	1.49	2.01
35	0.56	0.93	1.93	2.73	0.46	0.81	1.56	2.16
36	0.60	0.99	2.07	2.94	0.49	0.86	1.67	2.30
37	0.64	1.07	2.22	3.18	0.52	0.92	1.79	2.46
38	0.69	1.15	2.39	3.44	0.56	0.98	1.93	2.63
39	0.74	1.24	2.57	3.72	0.60	1.05	2.08	2.81
40	0.80	1.34	2.77	4.03	0.65	1.13	2.24	3.02
41	0.89	1.48	3.13	4.45	0.71	1.21	2.44	3.32
42	0.98	1.63	3.52	4.91	0.78	1.30	2.66	3.64
43	1.09	1.80	3.95	5.42	0.85	1.40	2.90	4.00
44	1.22	1.99	4.43	5.98	0.93	1.51	3.15	4.38
45	1.35	2.20	4.94	6.59	1.02	1.63	3.43	4.79
46	1.47	2.38	5.39	7.14	1.10	1.79	3.77	5.12
47	1.60	2.58	5.88	7.74	1.20	1.96	4.13	5.48
48	1.75	2.80	6.40	8.37	1.30	2.15	4.52	5.86
49	1.91	3.04	6.97	9.06	1.40	2.35	4.93	6.27
50	2.08	3.30	7.58	9.81	1.52	2.57	5.37	6.70
51	2.29	3.70	8.24	10.60	1.66	2.79	5.79	7.22
52	2.53	4.13	8.96	11.44	1.82	3.02	6.24	7.78
53	2.78	4.62	9.73	12.36	1.98	3.28	6.72	8.38
54	3.07	5.15	10.56	13.34	2.16	3.55	7.23	9.02
55	3.38	5.73	11.44	14.39	2.36	3.85	7.78	9.71
56	3.76	6.34	12.45	15.70	2.63	4.31	8.60	10.63
57	4.18	7.00	13.53	17.09	2.93	4.81	9.46	11.61
58	4.64	7.72	14.49	18.58	3.25	5.35	10.39	12.65
59	5.14	8.51	15.94	20.20	3.60	5.93	11.38	13.77
60	5.70	9.39	17.30	21.95	3.98	6.57	12.43	14.96
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 15 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 30 Year Term - Under $100,000 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	1.75	2.38	4.04	5.08	1.24	1.77	3.35	3.94
19	1.75	2.39	4.04	5.08	1.24	1.77	3.37	4.00
20	1.75	2.39	4.05	5.08	1.24	1.77	3.37	4.08
21	1.75	2.39	4.05	5.08	1.24	1.77	3.37	4.12
22	1.75	2.39	4.05	5.08	1.24	1.77	3.37	4.13
23	1.76	2.41	4.08	5.08	1.25	1.79	3.38	4.14
24	1.76	2.41	4.08	5.08	1.25	1.79	3.38	4.15
25	1.76	2.41	4.08	5.08	1.25	1.79	3.38	4.17
26	1.77	2.44	4.17	5.15	1.27	1.82	3.44	4.25
27	1.79	2.45	4.27	5.24	1.28	1.85	3.51	4.34
28	1.80	2.48	4.37	5.34	1.30	1.89	3.59	4.46
29	1.82	2.52	4.49	5.45	1.32	1.93	3.68	4.57
30	1.83	2.55	4.61	5.57	1.34	1.97	3.76	4.70
31	1.85	2.59	4.80	5.75	1.35	2.01	3.86	4.85
32	1.87	2.63	5.00	5.94	1.37	2.07	3.96	5.00
33	1.89	2.69	5.23	6.17	1.39	2.11	4.07	5.20
34	1.92	2.75	5.46	6.41	1.41	2.18	4.20	5.39
35	1.94	2.82	5.73	6.67	1.44	2.24	4.32	5.60
36	2.00	3.00	5.80	6.75	1.54	2.44	4.68	5.68
37	2.06	3.18	6.30	7.16	1.63	2.63	5.04	6.07
38	2.13	3.41	6.54	7.64	1.75	2.86	5.25	6.59
39	2.20	3.63	6.99	8.18	1.87	3.11	5.41	7.15
40	2.27	3.89	7.52	8.79	2.00	3.38	5.63	7.47
41	2.62	4.34	8.12	9.47	2.17	3.68	5.85	7.90
42	3.00	4.85	8.78	10.23	2.37	3.99	6.15	8.41
43	3.42	5.38	9.48	11.05	2.56	4.34	6.81	9.06
44	3.89	5.99	10.15	11.93	2.80	4.72	7.66	9.79
45	4.39	6.63	10.97	12.85	3.04	5.13	8.39	10.59
46	4.89	7.45	—	—	3.49	5.66	—	—
47	5.42	8.34	—	—	3.97	6.25	—	—
48	6.00	9.30	—	—	4.51	6.84	—	—
49	6.63	10.25	—	—	5.07	7.34	—	—
50	7.32	11.06	—	—	5.69	7.88	—	—
51	—	—	—	—	—	—	—	—
52	—	—	—	—	—	—	—	—
53	—	—	—	—	—	—	—	—
54	—	—	—	—	—	—	—	—
55	—	—	—	—	—	—	—	—
56	—	—	—	—	—	—	—	—
57	—	—	—	—	—	—	—	—
58	—	—	—	—	—	—	—	—
59	—	—	—	—	—	—	—	—
60	—	—	—	—	—	—	—	—
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 16 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 30 Year Term - $100,000 - $249,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	1.24	1.69	3.03	4.30	0.88	1.26	2.38	3.13
19	1.24	1.70	3.03	4.31	0.88	1.26	2.39	3.13
20	1.24	1.70	3.04	4.32	0.88	1.26	2.39	3.14
21	1.24	1.70	3.04	4.32	0.88	1.26	2.39	3.14
22	1.24	1.70	3.04	4.32	0.88	1.26	2.39	3.14
23	1.25	1.71	3.05	4.33	0.89	1.27	2.40	3.15
24	1.25	1.71	3.05	4.33	0.89	1.27	2.40	3.15
25	1.25	1.71	3.05	4.33	0.89	1.27	2.40	3.15
26	1.26	1.73	3.10	4.36	0.90	1.29	2.44	3.18
27	1.27	1.74	3.15	4.40	0.91	1.31	2.49	3.22
28	1.28	1.76	3.21	4.44	0.92	1.34	2.55	3.26
29	1.29	1.79	3.27	4.48	0.94	1.37	2.61	3.30
30	1.30	1.81	3.34	4.53	0.95	1.40	2.67	3.35
31	1.31	1.84	3.48	4.66	0.96	1.43	2.74	3.48
32	1.33	1.87	3.63	4.81	0.97	1.47	2.81	3.61
33	1.34	1.91	3.80	4.97	0.99	1.50	2.89	3.76
34	1.36	1.95	3.98	5.15	1.00	1.55	2.98	3.92
35	1.38	2.00	4.19	5.35	1.02	1.59	3.07	4.09
36	1.42	2.13	4.57	5.88	1.09	1.73	3.32	4.38
37	1.46	2.26	4.97	6.42	1.16	1.87	3.58	4.70
38	1.51	2.42	5.41	7.01	1.24	2.03	3.87	5.04
39	1.56	2.58	5.88	7.65	1.33	2.21	4.18	5.41
40	1.61	2.76	6.36	8.33	1.42	2.40	4.51	5.81
41	1.86	3.08	7.08	9.00	1.54	2.61	4.95	6.34
42	2.13	3.44	7.83	9.72	1.68	2.83	5.43	6.91
43	2.43	3.82	8.64	10.50	1.82	3.08	5.95	7.53
44	2.76	4.25	9.50	11.33	1.99	3.35	6.52	8.19
45	3.12	4.71	10.42	12.21	2.16	3.64	7.12	8.91
46	3.47	5.29	—	—	2.48	4.02	—	—
47	3.85	5.92	—	—	2.82	4.44	—	—
48	4.26	6.60	—	—	3.20	4.89	—	—
49	4.71	7.35	—	—	3.60	5.38	—	—
50	5.20	8.18	—	—	4.04	5.91	—	—
51	—	—	—	—	—	—	—	—
52	—	—	—	—	—	—	—	—
53	—	—	—	—	—	—	—	—
54	—	—	—	—	—	—	—	—
55	—	—	—	—	—	—	—	—
56	—	—	—	—	—	—	—	—
57	—	—	—	—	—	—	—	—
58	—	—	—	—	—	—	—	—
59	—	—	—	—	—	—	—	—
60	—	—	—	—	—	—	—	—
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 17 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 30 Year Term - $250,000 - $499,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.84	1.41	2.58	3.54	0.57	1.02	1.89	2.63
19	0.84	1.41	2.58	3.55	0.57	1.02	1.90	2.63
20	0.84	1.41	2.59	3.56	0.57	1.02	1.90	2.64
21	0.84	1.41	2.59	3.56	0.57	1.02	1.90	2.64
22	0.84	1.41	2.59	3.56	0.57	1.02	1.90	2.64
23	0.85	1.42	2.60	3.57	0.58	1.03	1.91	2.65
24	0.85	1.42	2.60	3.57	0.58	1.03	1.91	2.65
25	0.85	1.42	2.60	3.57	0.58	1.03	1.91	2.65
26	0.85	1.42	2.63	3.63	0.60	1.04	1.96	2.70
27	0.86	1.42	2.67	3.70	0.61	1.06	2.01	2.76
28	0.86	1.43	2.71	3.78	0.63	1.08	2.06	2.83
29	0.87	1.43	2.76	3.87	0.66	1.10	2.12	2.90
30	0.87	1.43	2.81	3.96	0.68	1.12	2.19	2.98
31	0.88	1.47	2.89	4.10	0.70	1.15	2.27	3.08
32	0.89	1.51	2.97	4.26	0.72	1.18	2.35	3.18
33	0.91	1.56	3.07	4.44	0.74	1.22	2.44	3.30
34	0.92	1.62	3.17	4.63	0.76	1.26	2.54	3.42
35	0.94	1.68	3.29	4.85	0.79	1.30	2.65	3.55
36	1.02	1.82	3.62	5.25	0.84	1.39	2.84	3.85
37	1.12	1.98	3.98	5.68	0.90	1.50	3.05	4.17
38	1.22	2.16	4.36	6.15	0.96	1.61	3.28	4.51
39	1.33	2.34	4.77	6.65	1.03	1.73	3.52	4.88
40	1.45	2.55	5.21	7.18	1.10	1.86	3.78	5.28
41	1.62	2.79	5.81	7.84	1.22	2.02	4.21	5.72
42	1.81	3.05	6.45	8.55	1.35	2.19	4.67	6.20
43	2.02	3.33	7.13	9.31	1.49	2.37	5.18	6.72
44	2.25	3.64	7.87	10.12	1.65	2.58	5.72	7.28
45	2.50	3.98	8.65	10.98	1.82	2.80	6.30	7.88
46	2.75	4.41	—	—	1.98	3.19	—	—
47	3.01	4.88	—	—	2.16	3.62	—	—
48	3.30	5.39	—	—	2.35	4.09	—	—
49	3.62	5.95	—	—	2.56	4.59	—	—
50	3.97	6.57	—	—	2.78	5.13	—	—
51	—	—	—	—	—	—	—	—
52	—	—	—	—	—	—	—	—
53	—	—	—	—	—	—	—	—
54	—	—	—	—	—	—	—	—
55	—	—	—	—	—	—	—	—
56	—	—	—	—	—	—	—	—
57	—	—	—	—	—	—	—	—
58	—	—	—	—	—	—	—	—
59	—	—	—	—	—	—	—	—
60	—	—	—	—	—	—	—	—
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 18 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 30 Year Term - $500,000 - $999,999 Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.83	1.41	2.49	3.53	0.56	1.01	1.89	2.62
19	0.83	1.41	2.50	3.54	0.56	1.01	1.90	2.62
20	0.83	1.41	2.50	3.55	0.56	1.01	1.90	2.63
21	0.83	1.41	2.50	3.55	0.56	1.01	1.90	2.63
22	0.83	1.41	2.50	3.55	0.56	1.01	1.90	2.63
23	0.84	1.42	2.51	3.56	0.57	1.02	1.91	2.64
24	0.84	1.42	2.51	3.56	0.57	1.02	1.91	2.64
25	0.84	1.42	2.51	3.56	0.57	1.02	1.91	2.64
26	0.84	1.42	2.52	3.62	0.59	1.04	1.96	2.69
27	0.85	1.42	2.53	3.69	0.60	1.05	2.01	2.75
28	0.86	1.43	2.54	3.77	0.62	1.07	2.06	2.81
29	0.86	1.43	2.55	3.86	0.65	1.10	2.12	2.88
30	0.87	1.43	2.56	3.95	0.67	1.12	2.19	2.96
31	0.88	1.46	2.68	4.09	0.69	1.15	2.27	3.06
32	0.89	1.50	2.81	4.25	0.70	1.18	2.35	3.17
33	0.91	1.55	2.95	4.42	0.72	1.22	2.44	3.28
34	0.92	1.60	3.11	4.62	0.74	1.26	2.54	3.41
35	0.94	1.65	3.29	4.83	0.76	1.30	2.64	3.54
36	1.02	1.80	3.62	5.23	0.82	1.39	2.83	3.83
37	1.11	1.96	3.98	5.66	0.88	1.49	3.04	4.15
38	1.21	2.14	4.36	6.13	0.94	1.60	3.27	4.49
39	1.32	2.33	4.77	6.63	1.01	1.71	3.51	4.85
40	1.44	2.54	5.21	7.16	1.09	1.84	3.77	5.25
41	1.61	2.78	5.81	7.82	1.19	1.99	4.20	5.69
42	1.79	3.03	6.44	8.53	1.30	2.16	4.66	6.17
43	1.99	3.31	7.13	9.29	1.41	2.35	5.17	6.69
44	2.21	3.62	7.86	10.11	1.54	2.55	5.71	7.25
45	2.45	3.96	8.64	10.97	1.68	2.77	6.29	7.85
46	2.69	4.39	—	—	1.86	3.12	—	—
47	2.96	4.85	—	—	2.06	3.49	—	—
48	3.24	5.35	—	—	2.27	3.90	—	—
49	3.56	5.90	—	—	2.50	4.34	—	—
50	3.90	6.51	—	—	2.75	4.82	—	—
51	—	—	—	—	—	—	—	—
52	—	—	—	—	—	—	—	—
53	—	—	—	—	—	—	—	—
54	—	—	—	—	—	—	—	—
55	—	—	—	—	—	—	—	—
56	—	—	—	—	—	—	—	—
57	—	—	—	—	—	—	—	—
58	—	—	—	—	—	—	—	—
59	—	—	—	—	—	—	—	—
60	—	—	—	—	—	—	—	—
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 19 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates

Policy Form F4200 - 30 Year Term - $1,000,000 and over Face Amount Band

Guaranteed Initial Level Premium Rates Per $1,000 - $65 Annual Policy Fee

Issue Age	Male				Female
	Non-Nicotine		Nicotine		Non-Nicotine		Nicotine
	Pref	Std	Pref	Std	Pref	Std	Pref	Std
18	0.82	1.40	2.43	3.35	0.55	1.00	1.83	2.47
19	0.82	1.40	2.44	3.35	0.55	1.00	1.84	2.48
20	0.82	1.40	2.44	3.36	0.55	1.00	1.84	2.48
21	0.82	1.40	2.44	3.36	0.55	1.00	1.84	2.48
22	0.82	1.40	2.44	3.36	0.55	1.00	1.84	2.48
23	0.83	1.41	2.45	3.37	0.56	1.01	1.85	2.49
24	0.83	1.41	2.45	3.37	0.56	1.01	1.85	2.49
25	0.83	1.41	2.45	3.37	0.56	1.01	1.85	2.49
26	0.83	1.41	2.46	3.44	0.58	1.03	1.88	2.56
27	0.83	1.41	2.47	3.52	0.60	1.05	1.91	2.64
28	0.84	1.42	2.48	3.61	0.62	1.07	1.95	2.72
29	0.84	1.42	2.49	3.70	0.64	1.09	1.99	2.82
30	0.84	1.42	2.50	3.81	0.67	1.12	2.03	2.92
31	0.85	1.44	2.62	3.94	0.68	1.14	2.10	3.01
32	0.86	1.47	2.76	4.08	0.68	1.17	2.19	3.11
33	0.87	1.50	2.91	4.23	0.69	1.20	2.27	3.21
34	0.89	1.53	3.08	4.41	0.70	1.23	2.37	3.33
35	0.90	1.57	3.27	4.60	0.71	1.26	2.47	3.45
36	0.98	1.70	3.59	5.02	0.76	1.36	2.67	3.74
37	1.07	1.84	3.93	5.48	0.82	1.46	2.89	4.06
38	1.17	2.00	4.30	5.98	0.89	1.58	3.12	4.40
39	1.27	2.17	4.70	6.51	0.95	1.70	3.37	4.77
40	1.39	2.36	5.12	7.07	1.03	1.84	3.64	5.17
41	1.53	2.59	5.73	7.75	1.13	1.99	4.00	5.56
42	1.69	2.84	6.38	8.47	1.25	2.15	4.39	5.98
43	1.86	3.11	7.08	9.25	1.37	2.32	4.82	6.43
44	2.05	3.41	7.83	10.08	1.51	2.51	5.28	6.92
45	2.25	3.74	8.63	10.96	1.66	2.72	5.77	7.45
46	2.52	4.14	—	—	1.81	3.04	—	—
47	2.81	4.58	—	—	1.97	3.38	—	—
48	3.13	5.05	—	—	2.15	3.76	—	—
49	3.48	5.57	—	—	2.34	4.16	—	—
50	3.86	6.14	—	—	2.54	4.60	—	—
51	—	—	—	—	—	—	—	—
52	—	—	—	—	—	—	—	—
53	—	—	—	—	—	—	—	—
54	—	—	—	—	—	—	—	—
55	—	—	—	—	—	—	—	—
56	—	—	—	—	—	—	—	—
57	—	—	—	—	—	—	—	—
58	—	—	—	—	—	—	—	—
59	—	—	—	—	—	—	—	—
60	—	—	—	—	—	—	—	—
61	—	—	—	—	—	—	—	—
62	—	—	—	—	—	—	—	—
63	—	—	—	—	—	—	—	—
64	—	—	—	—	—	—	—	—
65	—	—	—	—	—	—	—	—
Semi-Annual 0.520		Quarterly 0.280		Monthly 0.087

Page 20 of 22	Version 12-1-2011

Fidelity Life Association, A Legal Reserve Life Insurance Company

Hybrid Term Rates (all states except WA)

Policy Form F4200 - Annual Renewal Term Rates After Initial Level Term Period - All Face Amounts

Guaranteed Annual Renewable Term Rates Per $1,000 - $65 Annual Policy Fee

Attained Age	Non-nicotine		Nicotine
	Male	Female	Male	Female
20	2.38	1.13	3.18	1.45
21	2.38	1.15	3.33	1.53
22	2.38	1.20	3.50	1.63
23	2.40	1.20	3.65	1.68
24	2.43	1.25	3.85	1.80
25	2.45	1.25	4.08	1.93
26	2.55	1.33	4.28	2.03
27	2.68	1.43	4.53	2.18
28	2.63	1.45	4.55	2.30
29	2.58	1.55	4.53	2.48
30	2.55	1.60	4.50	2.58
31	2.53	1.70	4.50	2.80
32	2.53	1.80	4.55	2.98
33	2.60	1.90	4.68	3.20
34	2.65	2.05	4.85	3.48
35	2.73	2.23	5.00	3.83
36	2.88	2.38	5.28	4.13
37	3.00	2.58	5.58	4.48
38	3.23	2.68	6.00	4.70
39	3.43	2.83	6.43	5.00
40	3.65	3.00	6.93	5.30
41	3.95	3.18	7.58	5.65
42	4.33	3.38	8.33	6.08
43	4.75	3.63	9.23	6.58
44	5.25	3.93	10.30	7.15
45	5.83	4.28	11.43	7.83
46	6.38	4.68	12.48	8.58
47	6.98	5.18	13.65	9.53
48	7.33	5.73	14.30	10.70
49	7.73	6.33	15.05	12.03
50	8.30	7.03	16.13	13.48
51	8.98	7.80	17.40	15.05
52	9.90	8.68	19.15	16.78
53	10.90	9.63	21.13	18.60
54	12.18	10.63	23.60	20.60
55	13.75	11.70	26.40	22.70
56	15.35	12.95	29.25	24.95
57	17.08	14.25	32.28	27.35
58	18.55	15.65	34.65	29.68
59	20.25	17.05	37.40	32.25

Attained Age	Non-nicotine		Nicotine
	Male	Female	Male	Female
60	22.30	18.50	40.73	34.93
61	24.80	20.08	44.85	37.70
62	27.85	21.80	49.83	40.83
63	31.28	23.58	55.35	43.95
64	34.88	25.50	61.00	47.25
65	38.68	27.63	66.58	50.85
66	42.53	29.98	71.95	54.68
67	46.43	32.55	77.18	58.98
68	50.63	35.43	82.68	63.70
69	54.98	38.58	88.13	68.83
70	60.25	42.05	94.73	74.55
71	66.15	46.05	101.95	81.08
72	73.90	50.53	111.78	88.28
73	82.08	55.38	121.65	96.03
74	90.68	60.70	131.63	104.53
75	100.08	66.60	143.23	113.08
76	110.33	73.08	155.58	122.40
77	122.23	80.20	169.85	132.43
78	136.13	88.08	186.35	143.23
79	152.18	96.58	205.13	154.90
80	169.68	106.08	225.18	167.48
81	189.60	118.98	247.63	185.18
82	210.35	133.53	270.28	204.40
83	232.73	148.03	294.03	223.13
84	257.50	164.05	319.85	243.25
85	285.18	182.10	350.23	263.53
86	315.85	198.48	383.48	280.43
87	349.35	223.13	419.23	307.23
88	385.25	248.88	456.80	333.98
89	423.13	276.33	495.68	360.88
90	462.65	301.63	535.33	382.63
91	499.83	314.43	571.08	387.35
92	538.58	339.60	607.55	406.65
93	579.45	376.95	645.25	437.75
94	622.63	424.10	684.35	477.43

	Semi-Annual	Quarterly	Monthly
Modal Factors:	0.520	0.280	0.087

Page 21 of 22	Version 12-1-2011

Hybrid Term Allowances

39

10 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-10	55	53	49	29	7
Preferred Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-10	53	51	35	17	4
Preferred Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-10	41	21	11	4	4
Preferred Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-10	13	6	4	4	4
Preferred Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-10	4	4	4	4	4
Preferred Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-10	55	48	38	23	17
Preferred Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-10	40	40	21	14	10
Preferred Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-10	23	13	4	4	4
Preferred Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-10	4	4	4	4	4
Preferred Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-10	4	4	4	4	4
Preferred Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-10	57	48	38	14	8
Standard Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-10	57	38	21	4	14
Standard Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-10	42	19	11	4	8
Standard Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-10	21	4	4	4	4
Standard Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-10	4	4	4	4	4
Standard Non-nicotine	Female	Band 5	11+	5	5	6	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-10	54	43	27	14	14
Standard Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-10	41	25	13	5	5
Standard Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-10	21	11	4	4	4
Standard Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-10	4	4	4	4	4
Standard Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-10	4	4	4	4	4
Standard Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Nicotine	Female	Band 1	2-10	63	46	31	15	6
Preferred Nicotine	Female	Band 1	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Nicotine	Female	Band 2	2-10	55	35	21	8	4
Preferred Nicotine	Female	Band 2	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Nicotine	Female	Band 3	2-10	53	28	17	15	8
Preferred Nicotine	Female	Band 3	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Nicotine	Female	Band 4	2-10	31	18	6	4	4
Preferred Nicotine	Female	Band 4	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Nicotine	Female	Band 5	2-10	4	4	4	4	4
Preferred Nicotine	Female	Band 5	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100	100

10 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Nicotine	Male	Band 1	2-10	40	40	16	11	8
Preferred Nicotine	Male	Band 1	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Nicotine	Male	Band 2	2-10	37	22	4	4	4
Preferred Nicotine	Male	Band 2	11+	5	5	6	5	6
Preferred Nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Nicotine	Male	Band 3	2-10	25	13	4	4	4
Preferred Nicotine	Male	Band 3	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Nicotine	Male	Band 4	2-10	11	4	4	4	4
Preferred Nicotine	Male	Band 4	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Nicotine	Male	Band 5	2-10	4	4	4	4	4
Preferred Nicotine	Male	Band 5	11+	5	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100	100
Standard Nicotine	Female	Band 1	2-10	57	35	26	19	9
Standard Nicotine	Female	Band 1	11+	5	5	5	5	9
Standard Nicotine	Female	Band 2	1	100	100	100	100	100
Standard Nicotine	Female	Band 2	2-10	52	22	17	12	9
Standard Nicotine	Female	Band 2	11+	5	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100	100
Standard Nicotine	Female	Band 3	2-10	37	15	14	11	9
Standard Nicotine	Female	Band 3	11+	5	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100	100
Standard Nicotine	Female	Band 4	2-10	21	4	4	4	4
Standard Nicotine	Female	Band 4	11+	5	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100	100
Standard Nicotine	Female	Band 5	2-10	4	4	4	4	4
Standard Nicotine	Female	Band 5	11+	5	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100	100
Standard Nicotine	Male	Band 1	2-10	41	23	16	7	7
Standard Nicotine	Male	Band 1	11+	5	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100	100
Standard Nicotine	Male	Band 2	2-10	30	13	8	4	4
Standard Nicotine	Male	Band 2	11+	6	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100	100
Standard Nicotine	Male	Band 3	2-10	18	7	7	4	4
Standard Nicotine	Male	Band 3	11+	5	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100	100
Standard Nicotine	Male	Band 4	2-10	9	4	4	4	4
Standard Nicotine	Male	Band 4	11+	5	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100	100
Standard Nicotine	Male	Band 5	2-10	4	4	4	4	4
Standard Nicotine	Male	Band 5	11+	5	5	5	5	5

10 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-10	69	20	64	42	57
Tier 1 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-10	54	54	55	47	48
Tier 1 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-10	29	30	35	29	30
Tier 1 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-10	16	17	28	23	33
Tier 1 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-10	5	6	28	30	30
Tier 1 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-10	58	60	57	44	44
Tier 1 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-10	36	35	37	33	33
Tier 1 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-10	6	6	13	7	7
Tier 1 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-10	6	6	6	6	6
Tier 1 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-10	6	6	6	6	6
Tier 1 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-10	75	70	66	57	54
Tier 2 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-10	64	60	56	44	44
Tier 2 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-10	43	44	42	38	30
Tier 2 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-10	36	33	37	25	26
Tier 2 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-10	28	35	34	34	38
Tier 2 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-10	50	55	54	42	39
Tier 2 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-10	46	41	43	33	32
Tier 2 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-10	24	28	24	17	17
Tier 2 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-10	15	29	18	12	12
Tier 2 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-10	7	6	8	6	6
Tier 2 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-10	66	63	60	51	48
Tier 3 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-10	67	53	52	38	48
Tier 3 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-10	50	39	42	24	29
Tier 3 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-10	58	38	38	22	23
Tier 3 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-10	53	35	45	34	28
Tier 3 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-10	55	51	53	34	30
Tier 3 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-10	50	38	41	28	23
Tier 3 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-10	36	16	24	12	11
Tier 3 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-10	33	14	22	7	7
Tier 3 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-10	31	18	18	6	6
Tier 3 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-10	68	67	52	42	31
Tier 1 Nicotine	Female	Band 1	11+	5	5	5	5	5

10 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-10	46	45	45	32	25
Tier 1 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-10	56	38	41	28	18
Tier 1 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-10	45	34	38	16	12
Tier 1 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-10	38	26	38	12	9
Tier 1 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-10	55	48	42	34	22
Tier 1 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-10	42	31	21	6	6
Tier 1 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-10	24	11	6	6	6
Tier 1 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-10	58	6	6	6	6
Tier 1 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-10	21	6	6	6	6
Tier 1 Nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-10	62	42	38	30	18
Tier 2 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-10	47	33	33	24	29
Tier 2 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-10	42	36	27	14	9
Tier 2 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-10	37	26	17	18	6
Tier 2 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-10	34	22	14	8	8
Tier 2 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-10	46	39	34	23	13
Tier 2 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-10	40	30	26	6	6
Tier 2 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-10	27	56	8	6	6
Tier 2 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-10	26	6	6	6	6
Tier 2 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-10	14	6	6	6	6
Tier 2 Nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-10	45	28	26	24	54
Tier 3 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-10	47	27	24	19	11
Tier 3 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-10	43	29	14	7	6
Tier 3 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-10	41	20	14	6	6
Tier 3 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-10	36	18	8	4	6
Tier 3 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-10	36	28	25	11	6
Tier 3 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-10	36	15	9	5	6
Tier 3 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-10	36	6	6	6	6
Tier 3 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-10	18	6	6	6	6
Tier 3 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-10	11	6	6	6	6
Tier 3 Nicotine	Male	Band 5	11+	5	5	5	5	5

15 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-15	61	55	44	21	7
Preferred Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-15	57	49	32	9	4
Preferred Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-15	54	28	11	4	4
Preferred Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-15	44	13	4	4	4
Preferred Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-15	4	4	4	4	4
Preferred Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-15	62	52	36	25	22
Preferred Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-15	56	40	23	16	13
Preferred Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-15	36	18	4	4	4
Preferred Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-15	26	7	4	4	4
Preferred Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-15	4	4	4	4	4
Preferred Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-15	62	46	32	12	11
Standard Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-15	62	34	18	4	4
Standard Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-15	51	20	9	4	4
Standard Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-15	46	4	4	4	4
Standard Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-15	31	4	4	4	4
Standard Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-15	57	37	29	13	13
Standard Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-15	47	22	15	4	4
Standard Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-15	33	12	4	4	4
Standard Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-15	22	4	4	4	4
Standard Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-15	4	4	4	4	4
Standard Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Nicotine	Female	Band 1	2-15	57	47	31	19	4
Preferred Nicotine	Female	Band 1	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Nicotine	Female	Band 2	2-15	54	41	23	13	12
Preferred Nicotine	Female	Band 2	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Nicotine	Female	Band 3	2-15	49	27	14	11	9
Preferred Nicotine	Female	Band 3	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Nicotine	Female	Band 4	2-15	46	21	12	9	6
Preferred Nicotine	Female	Band 4	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Nicotine	Female	Band 5	2-15	4	4	4	4	4
Preferred Nicotine	Female	Band 5	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100	100

15 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Nicotine	Male	Band 1	2-15	58	43	25	20	17
Preferred Nicotine	Male	Band 1	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Nicotine	Male	Band 2	2-15	51	33	16	14	12
Preferred Nicotine	Male	Band 2	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Nicotine	Male	Band 3	2-15	39	21	12	11	11
Preferred Nicotine	Male	Band 3	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Nicotine	Male	Band 4	2-15	34	18	6	6	6
Preferred Nicotine	Male	Band 4	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Nicotine	Male	Band 5	2-15	4	4	4	4	4
Preferred Nicotine	Male	Band 5	16+	5	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100	100
Standard Nicotine	Female	Band 1	2-15	62	43	27	16	4
Standard Nicotine	Female	Band 1	16+	5	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100	100
Standard Nicotine	Female	Band 2	2-15	56	31	20	8	6
Standard Nicotine	Female	Band 2	16+	5	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100	100
Standard Nicotine	Female	Band 3	2-15	43	18	17	16	13
Standard Nicotine	Female	Band 3	16+	5	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100	100
Standard Nicotine	Female	Band 4	2-15	39	13	13	13	13
Standard Nicotine	Female	Band 4	16+	5	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100	100
Standard Nicotine	Female	Band 5	2-15	4	4	4	4	4
Standard Nicotine	Female	Band 5	16+	5	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100	100
Standard Nicotine	Male	Band 1	2-15	51	33	22	17	16
Standard Nicotine	Male	Band 1	16+	5	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100	100
Standard Nicotine	Male	Band 2	2-15	43	25	16	11	11
Standard Nicotine	Male	Band 2	16+	5	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100	100
Standard Nicotine	Male	Band 3	2-15	32	6	13	13	13
Standard Nicotine	Male	Band 3	16+	5	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100	100
Standard Nicotine	Male	Band 4	2-15	28	6	6	6	6
Standard Nicotine	Male	Band 4	16+	5	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100	100
Standard Nicotine	Male	Band 5	2-10	4	4	4	4	4
Standard Nicotine	Male	Band 5	16+	5	5	5	5	5

15 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-15	70	61	60	46	42
Tier 1 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-15	60	54	56	45	45
Tier 1 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-15	42	33	38	29	21
Tier 1 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-15	32	33	38	28	29
Tier 1 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-15	24	24	33	34	39
Tier 1 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-15	60	57	52	47	47
Tier 1 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-15	42	40	44	45	45
Tier 1 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-15	17	12	13	28	28
Tier 1 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-15	6	6	11	23	23
Tier 1 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-15	6	6	14	22	22
Tier 1 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-15	68	61	55	43	41
Tier 2 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-15	61	61	55	44	44
Tier 2 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-15	53	44	44	30	35
Tier 2 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-15	47	38	32	21	27
Tier 2 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-15	46	61	53	45	41
Tier 2 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-15	58	53	50	42	42
Tier 2 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-15	47	43	45	42	42
Tier 2 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-15	33	23	31	30	38
Tier 2 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-15	22	18	23	26	28
Tier 2 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-15	20	20	28	22	22
Tier 2 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-15	61	47	44	33	35
Tier 3 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-15	61	51	51	38	41
Tier 3 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-15	60	42	42	25	30
Tier 3 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-15	41	32	35	22	23
Tier 3 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-15	51	48	53	44	38
Tier 3 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-15	49	39	40	34	35
Tier 3 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-15	45	37	43	37	38
Tier 3 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-15	41	28	30	36	29
Tier 3 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-15	34	20	30	28	24
Tier 3 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-15	34	30	32	19	30
Tier 3 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-15	64	54	41	26	6
Tier 1 Nicotine	Female	Band 1	16+	5	5	5	5	5

15 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-15	57	48	41	23	22
Tier 1 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-15	45	36	37	35	22
Tier 1 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-15	48	34	42	34	29
Tier 1 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-15	43	33	40	31	38
Tier 1 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-15	57	44	36	32	32
Tier 1 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-15	60	33	36	28	28
Tier 1 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-15	34	35	29	15	15
Tier 1 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-15	28	12	19	14	14
Tier 1 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-15	24	6	17	7	7
Tier 1 Nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-15	54	44	34	18	6
Tier 2 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-15	52	43	55	13	13
Tier 2 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-15	44	34	34	24	16
Tier 2 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-15	42	32	32	32	17
Tier 2 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-15	40	35	35	24	23
Tier 2 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-15	47	35	28	22	20
Tier 2 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-15	44	36	26	13	6
Tier 2 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-15	33	15	17	6	6
Tier 2 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-15	21	14	14	6	6
Tier 2 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-15	27	13	13	6	6
Tier 2 Nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-15	48	35	23	6	6
Tier 3 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-15	42	35	25	6	6
Tier 3 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-15	40	30	27	17	6
Tier 3 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-15	47	34	33	24	6
Tier 3 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-15	48	35	32	29	6
Tier 3 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-15	48	54	20	13	6
Tier 3 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-15	42	34	35	6	6
Tier 3 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-15	33	15	16	6	6
Tier 3 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-15	30	11	13	6	6
Tier 3 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-15	30	22	11	6	6
Tier 3 Nicotine	Male	Band 5	16+	5	5	5	5	5

20 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-20	59	50	32	13
Preferred Non-nicotine	Female	Band 1	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-20	55	37	13	4
Preferred Non-nicotine	Female	Band 2	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-20	42	16	4	4
Preferred Non-nicotine	Female	Band 3	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-20	13	4	4	4
Preferred Non-nicotine	Female	Band 4	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-20	4	4	4	4
Preferred Non-nicotine	Female	Band 5	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-20	51	51	26	13
Preferred Non-nicotine	Male	Band 1	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-20	46	26	7	4
Preferred Non-nicotine	Male	Band 2	21+	5	6	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-20	23	7	4	4
Preferred Non-nicotine	Male	Band 3	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-20	4	4	4	4
Preferred Non-nicotine	Male	Band 4	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-20	4	4	4	4
Preferred Non-nicotine	Male	Band 5	21+	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-20	57	41	17	6
Standard Non-nicotine	Female	Band 1	21+	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-20	43	21	4	4
Standard Non-nicotine	Female	Band 2	21+	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-20	22	6	4	4
Standard Non-nicotine	Female	Band 3	21+	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-20	11	4	4	4
Standard Non-nicotine	Female	Band 4	21+	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-20	4	4	4	4
Standard Non-nicotine	Female	Band 5	21+	5	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-20	51	31	15	9
Standard Non-nicotine	Male	Band 1	21+	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-20	33	9	4	4
Standard Non-nicotine	Male	Band 2	21+	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-20	13	4	4	4
Standard Non-nicotine	Male	Band 3	21+	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-20	4	4	4	4
Standard Non-nicotine	Male	Band 4	21+	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-20	4	4	4	4
Standard Non-nicotine	Male	Band 5	21+	5	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100	100
Preferred Nicotine	Female	Band 1	2-20	61	48	30	23
Preferred Nicotine	Female	Band 1	21+	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100
Preferred Nicotine	Female	Band 2	2-20	51	33	25	12
Preferred Nicotine	Female	Band 2	21+	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100
Preferred Nicotine	Female	Band 3	2-20	45	27	11	8
Preferred Nicotine	Female	Band 3	21+	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100
Preferred Nicotine	Female	Band 4	2-20	25	13	4	4

20 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Nicotine	Female	Band 4	21+	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100
Preferred Nicotine	Female	Band 5	2-20	4	4	4	4
Preferred Nicotine	Female	Band 5	21+	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100
Preferred Nicotine	Male	Band 1	2-20	56	42	17	15
Preferred Nicotine	Male	Band 1	21+	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100
Preferred Nicotine	Male	Band 2	2-20	43	26	6	6
Preferred Nicotine	Male	Band 2	21+	5	5	6	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100
Preferred Nicotine	Male	Band 3	2-20	37	13	4	4
Preferred Nicotine	Male	Band 3	21+	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100
Preferred Nicotine	Male	Band 4	2-20	23	7	4	4
Preferred Nicotine	Male	Band 4	21+	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100
Preferred Nicotine	Male	Band 5	2-20	4	4	4	4
Preferred Nicotine	Male	Band 5	21+	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100
Standard Nicotine	Female	Band 1	2-20	54	33	21	11
Standard Nicotine	Female	Band 1	21+	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100
Standard Nicotine	Female	Band 2	2-20	46	22	13	7
Standard Nicotine	Female	Band 2	21+	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100
Standard Nicotine	Female	Band 3	2-20	33	11	4	4
Standard Nicotine	Female	Band 3	21+	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100
Standard Nicotine	Female	Band 4	2-20	13	4	4	4
Standard Nicotine	Female	Band 4	21+	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100
Standard Nicotine	Female	Band 5	2-20	4	4	4	4
Standard Nicotine	Female	Band 5	21+	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100
Standard Nicotine	Male	Band 1	2-20	46	46	16	12
Standard Nicotine	Male	Band 1	21+	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100
Standard Nicotine	Male	Band 2	2-20	42	4	4	4
Standard Nicotine	Male	Band 2	21+	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100
Standard Nicotine	Male	Band 3	2-20	23	4	4	4
Standard Nicotine	Male	Band 3	21+	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100
Standard Nicotine	Male	Band 4	2-20	4	4	4	4
Standard Nicotine	Male	Band 4	21+	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100
Standard Nicotine	Male	Band 5	2-20	4	4	4	4
Standard Nicotine	Male	Band 5	21+	5	5	5	5

20 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-20	70	65	53	40
Tier 1 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-20	60	60	54	44
Tier 1 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-20	47	40	36	32
Tier 1 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-20	28	30	37	34
Tier 1 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-20	33	33	41	40
Tier 1 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-20	62	56	45	38
Tier 1 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-20	47	43	42	33
Tier 1 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-20	28	16	24	24
Tier 1 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-20	10	6	10	22
Tier 1 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-20	16	8	30	28
Tier 1 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-20	68	60	47	33
Tier 2 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-20	53	60	52	42
Tier 2 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-20	33	45	34	28
Tier 2 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-20	45	39	38	26
Tier 2 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-20	48	46	47	43
Tier 2 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-20	58	46	43	29
Tier 2 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-20	40	44	48	54
Tier 2 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-20	38	23	28	28
Tier 2 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-20	23	17	25	25
Tier 2 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-20	33	26	38	35
Tier 2 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-20	60	43	36	29
Tier 3 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-20	60	55	45	34
Tier 3 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-20	53	41	35	24
Tier 3 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-20	57	40	34	25
Tier 3 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-20	60	57	48	42
Tier 3 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-20	42	25	34	24
Tier 3 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-20	45	29	42	33
Tier 3 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-20	42	26	26	29
Tier 3 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-20	40	12	25	27
Tier 3 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-20	47	33	42	25
Tier 3 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-20	43	48	34	23
Tier 1 Nicotine	Female	Band 1	21+	5	5	5	5

20 Year Term - ILLEGIBLE

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-20	59	45	42	29
Tier 1 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-20	51	41	41	50
Tier 1 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-20	51	40	43	28
Tier 1 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-20	49	38	41	33
Tier 1 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-20	54	41	24	24
Tier 1 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-20	49	37	32	31
Tier 1 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-20	38	15	25	24
Tier 1 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-20	35	12	24	23
Tier 1 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-20	32	13	29	21
Tier 1 Nicotine	Male	Band 5	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-20	53	35	24	12
Tier 2 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-20	52	29	25	15
Tier 2 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-20	43	37	12	19
Tier 2 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-20	42	25	35	26
Tier 2 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-20	42	17	32	59
Tier 2 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-20	46	25	25	15
Tier 2 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-20	45	26	26	19
Tier 2 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-20	34	14	14	14
Tier 2 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-20	31	17	14	11
Tier 2 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-20	29	19	17	10
Tier 2 Nicotine	Male	Band 5	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-20	44	25	23	6
Tier 3 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-20	47	25	21	10
Tier 3 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-20	44	27	25	11
Tier 3 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-20	46	25	21	10
Tier 3 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-20	46	25	21	12
Tier 3 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-20	36	13	15	11
Tier 3 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-20	44	14	14	4
Tier 3 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-20	28	15	13	4
Tier 3 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-20	25	14	11	4
Tier 3 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-20	23	15	14	6
Tier 3 Nicotine	Male	Band 5	21+	5	5	5	5

30 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-50
Preferred Non-nicotine	Female	Band 1	1	100	100	100
Preferred Non-nicotine	Female	Band 1	2-30	61	44	25
Preferred Non-nicotine	Female	Band 1	31+	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100
Preferred Non-nicotine	Female	Band 2	2-30	56	32	11
Preferred Non-nicotine	Female	Band 2	31+	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100
Preferred Non-nicotine	Female	Band 3	2-30	45	13	4
Preferred Non-nicotine	Female	Band 3	31+	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100
Preferred Non-nicotine	Female	Band 4	2-30	9	4	4
Preferred Non-nicotine	Female	Band 4	31+	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100
Preferred Non-nicotine	Female	Band 5	2-30	4	4	4
Preferred Non-nicotine	Female	Band 5	31+	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100
Preferred Non-nicotine	Male	Band 1	2-30	59	44	25
Preferred Non-nicotine	Male	Band 1	31+	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100
Preferred Non-nicotine	Male	Band 2	2-30	57	32	11
Preferred Non-nicotine	Male	Band 2	31+	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100
Preferred Non-nicotine	Male	Band 3	2-30	41	4	4
Preferred Non-nicotine	Male	Band 3	31+	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100
Preferred Non-nicotine	Male	Band 4	2-30	9	4	4
Preferred Non-nicotine	Male	Band 4	31+	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100
Preferred Non-nicotine	Male	Band 5	2-30	4	4	4
Preferred Non-nicotine	Male	Band 5	31+	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100
Standard Non-nicotine	Female	Band 1	2-30	59	33	19
Standard Non-nicotine	Female	Band 1	31+	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100
Standard Non-nicotine	Female	Band 2	2-30	55	17	11
Standard Non-nicotine	Female	Band 2	31+	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100
Standard Non-nicotine	Female	Band 3	2-30	43	4	4
Standard Non-nicotine	Female	Band 3	31+	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100
Standard Non-nicotine	Female	Band 4	2-30	9	4	4
Standard Non-nicotine	Female	Band 4	31+	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100
Standard Non-nicotine	Female	Band 5	2-30	4	4	4
Standard Non-nicotine	Female	Band 5	31+	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100
Standard Non-nicotine	Male	Band 1	2-30	54	29	19
Standard Non-nicotine	Male	Band 1	31+	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100
Standard Non-nicotine	Male	Band 2	2-30	47	15	11
Standard Non-nicotine	Male	Band 2	31+	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100
Standard Non-nicotine	Male	Band 3	2-30	37	4	4
Standard Non-nicotine	Male	Band 3	31+	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100
Standard Non-nicotine	Male	Band 4	2-30	9	4	4
Standard Non-nicotine	Male	Band 4	31+	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100
Standard Non-nicotine	Male	Band 5	2-30	4	4	4
Standard Non-nicotine	Male	Band 5	31+	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100
Preferred Nicotine	Female	Band 1	2-30	62	40	25
Preferred Nicotine	Female	Band 1	31+	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100
Preferred Nicotine	Female	Band 2	2-30	59	33	24

30 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-50
Preferred Nicotine	Female	Band 2	31+	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100
Preferred Nicotine	Female	Band 3	2-30	53	28	22
Preferred Nicotine	Female	Band 3	31+	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100
Preferred Nicotine	Female	Band 4	2-30	21	18	16
Preferred Nicotine	Female	Band 4	31+	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100
Preferred Nicotine	Female	Band 5	2-30	13	4	4
Preferred Nicotine	Female	Band 5	31+	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100
Preferred Nicotine	Male	Band 1	2-30	56	38	23
Preferred Nicotine	Male	Band 1	31+	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100
Preferred Nicotine	Male	Band 2	2-30	52	33	22
Preferred Nicotine	Male	Band 2	31+	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100
Preferred Nicotine	Male	Band 3	2-30	49	25	21
Preferred Nicotine	Male	Band 3	31+	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100
Preferred Nicotine	Male	Band 4	2-30	21	13	11
Preferred Nicotine	Male	Band 4	31+	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100
Preferred Nicotine	Male	Band 5	2-30	13	4	4
Preferred Nicotine	Male	Band 5	31+	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100
Standard Nicotine	Female	Band 1	2-30	59	34	23
Standard Nicotine	Female	Band 1	31+	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100
Standard Nicotine	Female	Band 2	2-30	53	25	22
Standard Nicotine	Female	Band 2	31+	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100
Standard Nicotine	Female	Band 3	2-30	49	21	19
Standard Nicotine	Female	Band 3	31+	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100
Standard Nicotine	Female	Band 4	2-30	21	14	12
Standard Nicotine	Female	Band 4	31+	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100
Standard Nicotine	Female	Band 5	2-30	13	4	4
Standard Nicotine	Female	Band 5	31+	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100
Standard Nicotine	Male	Band 1	2-30	51	21	16
Standard Nicotine	Male	Band 1	31+	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100
Standard Nicotine	Male	Band 2	2-30	47	19	17
Standard Nicotine	Male	Band 2	31+	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100
Standard Nicotine	Male	Band 3	2-30	45	15	12
Standard Nicotine	Male	Band 3	31+	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100
Standard Nicotine	Male	Band 4	2-30	21	9	6
Standard Nicotine	Male	Band 4	31+	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100
Standard Nicotine	Male	Band 5	2-30	9	4	4
Standard Nicotine	Male	Band 5	31+	5	5	5

30 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-30	71	50	46
Tier 1 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-30	66	56	42
Tier 1 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-30	52	47	47
Tier 1 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-30	51	47	49
Tier 1 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-30	45	40	46
Tier 1 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-30	66	54	45
Tier 1 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-30	55	45	42
Tier 1 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-30	41	31	36
Tier 1 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-30	36	26	30
Tier 1 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-30	36	25	22
Tier 1 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-30	47	53	47
Tier 2 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-30	64	55	53
Tier 2 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-30	55	52	49
Tier 2 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-30	63	55	53
Tier 2 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-30	55	51	55
Tier 2 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-30	60	45	45
Tier 2 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-30	54	43	48
Tier 2 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-30	50	45	36
Tier 2 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-30	47	36	44
Tier 2 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-30	50	43	40
Tier 2 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-30	50	44	43
Tier 3 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-30	62	51	52
Tier 3 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-30	61	52	46
Tier 3 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-30	65	56	54
Tier 3 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-30	65	58	53
Tier 3 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-30	54	39	43
Tier 3 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-30	51	40	43
Tier 3 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-30	53	44	42
Tier 3 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-30	52	43	47
Tier 3 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-30	58	46	44
Tier 3 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100
Tier 1 Nicotine	Female	Band 1	2-30	52	47	27
Tier 1 Nicotine	Female	Band 1	31+	5	5	5

30 Year Term - MMD

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 1 Nicotine	Female	Band 2	1	100	100	100
Tier 1 Nicotine	Female	Band 2	2-30	53	36	36
Tier 1 Nicotine	Female	Band 2	31+	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100
Tier 1 Nicotine	Female	Band 3	2-30	49	34	33
Tier 1 Nicotine	Female	Band 3	31+	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100
Tier 1 Nicotine	Female	Band 4	2-30	47	32
Tier 1 Nicotine	Female	Band 4	31+	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100
Tier 1 Nicotine	Female	Band 5	2-30	43	30	29
Tier 1 Nicotine	Female	Band 5	31+	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100
Tier 1 Nicotine	Male	Band 1	2-30	53	29	26
Tier 1 Nicotine	Male	Band 1	31+	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100
Tier 1 Nicotine	Male	Band 2	2-30	45	30	25
Tier 1 Nicotine	Male	Band 2	31+	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100
Tier 1 Nicotine	Male	Band 3	2-30	37	26	18
Tier 1 Nicotine	Male	Band 3	31+	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100
Tier 1 Nicotine	Male	Band 4	2-30	33	15	12
Tier 1 Nicotine	Male	Band 4	31+	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100
Tier 1 Nicotine	Male	Band 5	2-30	22	14	12
Tier 1 Nicotine	Male	Band 5	31+	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100
Tier 2 Nicotine	Female	Band 1	2-30	53	44	35
Tier 2 Nicotine	Female	Band 1	31+	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100
Tier 2 Nicotine	Female	Band 2	2-30	53	36	30
Tier 2 Nicotine	Female	Band 2	31+	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100
Tier 2 Nicotine	Female	Band 3	2-30	50	31	28
Tier 2 Nicotine	Female	Band 3	31+	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100
Tier 2 Nicotine	Female	Band 4	2-30	46	33	28
Tier 2 Nicotine	Female	Band 4	31+	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100
Tier 2 Nicotine	Female	Band 5	2-30	48	33	30
Tier 2 Nicotine	Female	Band 5	31+	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100
Tier 2 Nicotine	Male	Band 1	2-30	50	34	28
Tier 2 Nicotine	Male	Band 1	31+	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100
Tier 2 Nicotine	Male	Band 2	2-30	47	30	22
Tier 2 Nicotine	Male	Band 2	31+	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100
Tier 2 Nicotine	Male	Band 3	2-30	37	22	17
Tier 2 Nicotine	Male	Band 3	31+	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100
Tier 2 Nicotine	Male	Band 4	2-30	25	20	54
Tier 2 Nicotine	Male	Band 4	31+	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100
Tier 2 Nicotine	Male	Band 5	2-30	17	6	5
Tier 3 Nicotine	Male	Band 5	31+	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100
Tier 3 Nicotine	Female	Band 1	2-30	57	38	35
Tier 3 Nicotine	Female	Band 1	31+	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100
Tier 3 Nicotine	Female	Band 2	2-30	40	21	29
Tier 3 Nicotine	Female	Band 2	31+	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100
Tier 3 Nicotine	Female	Band 3	2-30	48	30	29
Tier 3 Nicotine	Female	Band 3	31+	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100
Tier 3 Nicotine	Female	Band 4	2-30	47	29	27
Tier 3 Nicotine	Female	Band 4	31+	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100
Tier 3 Nicotine	Female	Band 5	2-30	49	22	30
Tier 3 Nicotine	Female	Band 5	31+	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100
Tier 3 Nicotine	Male	Band 1	2-30	42	31	27
Tier 3 Nicotine	Male	Band 1	31+	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100
Tier 3 Nicotine	Male	Band 2	2-30	43	27	20
Tier 3 Nicotine	Male	Band 2	31+	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100
Tier 3 Nicotine	Male	Band 3	2-30	35	30	15
Tier 3 Nicotine	Male	Band 3	31+	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100
Tier 3 Nicotine	Male	Band 4	2-30	33	19	14
Tier 3 Nicotine	Male	Band 4	31+	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100
Tier 3 Nicotine	Male	Band 5	2-30	16	6	6
Tier 3 Nicotine	Male	Band 5	31+	5	5	5

EXHIBIT F

UNDERWRITING GUIDELINES AND NOTIFICATION

(To Be Inserted)

40

FIDELITYLIFE
Established 1896
Innovation Is Our Policy®

Hybrid Life
from Fidelity Life Association

Product, New Business and Underwriting Guide

For Producer Use OnlyNot for Distribution to the General Public

Introducing Hybrid Life

From Fidelity Life Association

The Only Way to Obtain High Face Amount,

Low Cost Term Insurance Right Away!

As an agent, you know that today’s customer is seeking a good value for their premium dollar. High face amount, low cost term insurance is a popular option for this reason. Unfortunately, the typical life insurance company can take up to 12 weeks (or even longer) to issue a high face amount policy at a reasonable cost. Potential customers often drop out of the process and never become policyholders due to the lengthy, invasive medical underwriting process. This creates inefficiency and lost opportunity for the agent.

Alternatively, some companies issues coverage quickly, but either limit the total amount of coverage that can be purchased, or change a very high premium – or both. This increases the chance that the policyholder will lapse their coverage once a higher face amount, lower premium product is found. Up until now, there has simply been no company that is issuing high face amount, low cost term life insurance quickly.

Changing the Way Life Insurance is Sold

Fidelity Life Association has developed Hybrid Life, a patent pending life insurance product designed to solve this problem. Only available from Fidelity Life, Hybrid Life provides a blend of level term “all cause” life insurance and an accidental death benefit through a convenient, quick non-medical underwriting process. In fact, most policies can be issued in 24 hours or less.

With Hybrid Life, the customer has up to six months to complete the optional medical underwriting process. Based on the customer’s medical underwriting results, the company will increase the “all cause” portion (up to 100%) and reduce the accidental death portion proportionally. If a customer’s medical underwriting results do not allow for any improvement in policy benefits, the initial blend of coverage remains in force as originally issued.

Hybrid Life allows coverage to be put in force very quickly while giving the customer the option to complete medical underwriting at their convenience in order to maximize policy benefits. This directly improves the number of cases the agent can place, which drives up profitability per agent. In addition, Hybrid Life’s competitive premium rates and high coverage limits increase the chance that once a policy is in force, it stays in force.

Experience the Hybrid Life Difference

Hybrid Life offers several distinct advantages for both the agent and customer alike. Unlike other companies who may issue temporary insurance agreements or conditional receipts, Hybrid Life is unconditional coverage that can be kept in force for the length of the term period chosen and beyond (up to age 95).

With typical medically underwritten products available elsewhere, the customer must take the medical exam immediately before even temporary or conditional coverage can be issued. In contrast, Hybrid Life allows the customer up to six months to undergo a medical exam. This not only allows for convenient scheduling, it also allows the customer to improve health issues such as weight, cholesterol or blood pressure which may ultimately allow for a more favorable blend of benefits.

These unique features make for a product that fits the needs of most customers seeking high face amount, low cost term life insurance coverage. This adds up to a product that has been proven to increase agent placement and profitability.

Continue reading to learn more about how Hybrid Life can benefit you and your customers. Most importantly, begin offering Hybrid Life today!

Established 1896

Innovation Is Our Policy®

Fidelity Life Association,

A Legal Reserve Life Insurance Company

8700 W. Bryn Mawr Ave., Ste. 9005, Chicago, IL 60611

www.FidelityLife.com

Hybrid Life Product Features

•	10, 15, 20 and 30-year term life insurance

•	Blender coverage providing an initial All Cause Death Benefit and Accidental Death Benefit

•	Initial blend of coverage is issued after the customer is approved through a non-medical, 24-to-48 hour under-writing process.

•	Option to undergo medical underwriting within the first six months of the policy’s issue date to potentially qualify for an improved blend of policy benefits.

•	All Cause Death Benefit is renewable on a level premium basis through the initial term period, and on an annual renewable term (ART) basis up to age 95.

•	The Accident Death Benefit expires after the initial term period.

Issue Ages by Term Period

Term Period	Non-Nicotine	Nicotine
10-year	18-65	18-65
15-year	18-65	18-65
20-year	18-60	18-60
30-year	18-50*	18-45†

*	Issue limit—Age 50: $50,000 to $900,000
†	Issue limits—Age 18 - 44: $50,000 to $690,000; Age 45: $50,000 to $640,000

Issue Limits

Issue Age	Minimum	Maximum
18-65	$50,000	$1,000,000

*	Issue limits for Non-Nicotine user 10-year term—Age 50: $50,000 to $900,000; Nicotine user 30-year term— Age 18-44: $50,000 to $640,000; Age 45: $50,000 to $640,000
†	The total combined account of coverage available with all FLA products is $1,000,000.

Age Basis

This product is age nearest, rather than age last birthday.

Conversion

This product is non-convertible

Premium Bands

1)	$50,000 - $99,999

2)	$100,000 -$249,999

3)	$250,000 - $499,999

4)	$500,000 - $999,999

5)	$1,000,000

Established 1896

Innovation Is Our Policy®

Table of Contents

Product Introduction	Inside front cover

Product Features	1

Hybrid Life Sample	2

The Underwriting Approach	3

Initial Non-Medical Criteria	4

Hybrid Life Medically Underwritten Premium Class	6

Hybrid Life Build Chart	7

Prescription & Miscellaneous Quoting Criteria	8

Financial Justification	8

Foreign Travel	10

Hybrid Life Billing Information	11

Hybrid Life Sales Business	11

General Business Standards	12

Home Office Contacts	12

Premium Classes (Non-Med)

•	Three non-medical premium classes are offered, Tier 1, Tier 2 and Tier 3.

•	The premium paid for Tier 1 is equivalent to the premium charged for the Preferred, medically underwritten premium class assuming 100% all cause coverage.

•	The premium paid for Tier 2 is equivalent to the premium charged for the Standard, medically underwritten premium class assuming 100% all cause coverage.

•	The premium paid for Tier 3 is equivalent to the premium charged for a Table D, medically underwritten premium class assuming 100% all cause coverage.

Premium Classes (Medical)

•	Preferred

•	Preferred Nicotine

•	Standard

•	Standard Nicotine

Substandard Ratings (Medical)

Ratings through Table H are allowed. In addition to Flat Extra’s up to $7.50.

1

Hybrid Life

from Fidelity Life Association

Hybrid Life Example: 35 year-old male, $500,000, 20-year term

Annual Policy Fee: $65

Initial Non-Medical Premium Class	Equivalent Medical Premium	Initial All Cause Benefit	Initial All Cause %	Initial ADB Benefit	Initial ADB %	Premium Class After Medical Underwriting	New All Cause Benefit	New All Cause %	New ADB Benefit	New ADB %
Tier 1
ILLEGIBLE
ILLEGIBLE
Tier 2
ILLEGIBLE
ILLEGIBLE
Tier 3
ILLEGIBLE
ILLEGIBLE						Table E	$250,000	50%	$250,000	50%
ILLEGIBLE						Table F	$225,000	45%	$275,000	55%
ILLEGIBLE						Table G	$200,000	40%	$300,000	60%
ILLEGIBLE						Table H	$175,000	35%	$325,000	65%
ILLEGIBLE
ILLEGIBLE						Table E	$325,000	65%	$175,000	35%
ILLEGIBLE						Table F	$300,000	60%	$200,000	40%
ILLEGIBLE						Table G	$275,000	55%	$225,000	45%
ILLEGIBLE						ILLEGIBLE	$250,000	50%	$250,000	50%

Rate and splits remain at non-medical level if customer chooses to NOT to undergo Medical underwriting or if rated below the last medical premium class listed under each tier.

*	Any form of tobacco or nicotine product, including Cigarettes, electronic Cigarettes, cigars, pipes, chewing tobacco, Snuff, nicoltine patches or nicotine gum.

2

Established 1896 Innovation Is Our Policy®

The Underwriting Approach

Does your client qualify for Non-Medical Hybrid Life?

1. Client must be a U.S. citizen or have a permanent resident status (a green card) and have a valid Social Security Number.

2. My Client lives and works in the United States.

3. My Client (older than 55 years) has seen his/her personal physician within the past 5 years.

Conditions NOT Acceptable at All—Do NOT Submit (within the last 10 years unless otherwise stated)

Alcohol/Drug dependence within 5 years or currently elevated liver function tests

ALS (Lou Gherig’s Disease)

Alzheimers, Dementia or Memory Impairment

Anemia other than Iron Deficiency

Aneurysm (Aortic or Brain)

Angina

Atrial Fibrillation

Arrhythmia

Autism

Blockage or narrowing of the arteries

Cancer/Malanoma (other than Basal or Squamous Cell)

Cardiac Bypass or Stent Placement

Cardiomyopathy

Cerebal Palsy

Congestive Heart Disease

COPD/Emphysema-Severe

COPD/Sarcoldosis (pulmonary)

COPD with tobacco use

Crohn’s Disease/Ulcerative Colitis-less than 2 years since last symptoms

Cystic Fibrosis

Defibrillator or Pacemaker

Diabetes with Cerebral/Cardio Vascular Disease

Down’s Syndrome

Hepatitis-other than A

HIV/AIDS

Kidney Disorder including renal failure or dialysis

Leukemia

Liver Disease

Lupus (SLE)

Malignant Neoplasm/Lymphoma

Mentally Challenged

Mental Ilness—Bi-Polar, Schizophrenia or Psychosis

Mitral Valve Prolapse with Treatment

Muscular Dystrophy

Multiple Sclerosis

Pancreatitis

Parkinson’s Disease

Seizures-Grand Mal/Partial/Focal-with only Moderate control

Stroke (CVA) or Multiple TIAs

Transplant Recipients

Vascular Disease-other than mild with no surgery

APS Ordering Requirements

Price Amount	Ages
ILLEGIBLE	18-40	41-50	51-65
To $250,000	IC	IC	6 months*
$250,000-$500,000	IC	6 months*	1 year*
$500,000-$1,000,000	IC	1 year*	2 year*

IC-Individual Consideration

*	If the ILLEGIBLE insured has seen a doctor within this timeframe, an APS will be ordered.

Age & Amount Medical Underwriting Requirements

	18-29	30-39	40-49	50-59	60-65
Less than 50K	N/A	N/A	N/A	N/A	Paramed, Blood/HOS
$50,000-$249,999	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS
$250,000-$499,999	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS/EKG
$500,000-$999,999	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Blood/HOS/EKG	Paramed, Blood/HOS/EKG
$1,000,000+	Paramed, Blood/HOS	Paramed, Blood/HOS	Paramed, Bld/HOS/EKG	MD Exam, Blood/HOS/ EKG, Inspection	MD Exam, Blood/HOS/ EKG, Inspection/APS

3

Hybrid Life

from Fidelity Life Association

Initial Non-Medical Tier Criteria

Medical History	Tier 1	Tier 2	Tier 3	Additional Clarifications
ADD & ADHD	NO	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Anemla—Iron Deficiency	YES	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Arthritis, Osteoarthritis, etc.	YES	YES	YES

Arthritis, Rheumatoid or Psoriatic	NO	YES (mild)	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Asthma w/tobacco use (MILD only)	NO	NO	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

CAD—Mild Insufficiency/Stenosis/Regarg	NO	NO	NO

CAD—Angioplasty, Stent	NO	NO	NO

CAD—Heart Murrnuz Grade I-II (treatment)	NO	YES	YES

CAD—Myocardial Infarction	NO	NO	YES (IC)	45+ yrs, after 6 months, mild (1-3 vessels, less than 40% blockage), no bypass, no tobacco, normal BP & Cholesterol and regular cardiac follow up with no progression of CAD

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Cerebral Palsy	NO	NO	NO

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Colon Polyps (bengin)	YES	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	Mild-minimal or no symptoms or no tobacco use

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Corhn’s-mild/mod & 2 yrs with no symptoms	NO	YES	YES	No steroids in past 2 years

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Diabetes I or Insulim Dependent	NO	NO	YES

Diabetes I or Insulim Dependent w/tobacco use	NO	NO	NO

Diabetes II w/good control (AIC) 40+ years	NO	NO	YES	Control—based on A1C and other impirments

Diabetes II w/good control below age 40	NO	NO	YES

Diabetes II w/tobacco use	NO	NO	YES

Diabetes II w/proteinuria or complications	NO	NO	YES

Diabetes, Gestational	NO	YES	YES

Diabetes & Sleep Apnea, Neuropathy or DI	NO	NO	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLEE

Family History–more than 1 death from	NO	YES	YES	CAD/Cancer or Diabetes in parens or sibiling prior to age 60

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

4

Established 1896 Innovation Is Our Policy

Initial Non-Medical Tier Criteria (continued)

Medical History	Tier 1	Tier 2	Tier 3	Additional Clarifications
GERD—with or without treatment	YES	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Hapatities A (fully recovererd)	YES	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	YES	YES	YES

ILLEGIBLE	NO	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	YES	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Lupus	NO	NO	NO

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	NO	YES	YES

ILLEGIBLE	NO	NO	NO

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	NO	YES	YES	NO treatment or no episodes in last 3 years

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	NO	NO	NO

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Sleep Apnea—mild and under control	NO	YES	YES	Mild—AI 5-20 and RDI 10-30

Sleep Apnea—moderate/sever	NO	NO	YES	Moderate—AI 21-40 and RDI 31-50

Sleep Apnea—w/tobacco use or rated build	NO	NO	YES

Tobacco—no use with 12-24 months	NO	YES	YES

vascular Disease (DVT), mild, no suegery	NO	YES	YES	If last treatment was over 6 months ago & no complications

Weight Loss Surgery w/no complications	NO	YES	YES

5

Hybrid Life

from Fidelity Life Association

Hybrid Life Medically Underwritten Premium Class Criteria

	Preferred	Standard	Table D
Non Nicotine Use	24+ Months	12 Months	Yes

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Cholesterol Max[2]	240 w/ratio 6.0	300 w/ratio 8.0	350 w/ratio 10.5

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

BP/Female	140/90	155/92	See BP Guides

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Moving Violations[2]	No more than 2 in last 5 years.	No more than 3 in the last 2 years.	Yes

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

US Residency	2 years with permanent resident status.	Must have permanent resident status.	Must have permanent resident status.

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Foreign Travel[1] (Under-developed, unstable or hazardous areas)	None in next 2 years.	Yes	Yes

[1]	When ILLEGIBLE are over 250, disregard elevated Chol/HDL ratios over 6.0
[2]	Flat Extras allowed ILLEGIBLE, ILLEGIBLE, Driving History, Foreign Travel & Occupations.
[3]

Foreign Travel - Do not ask in the state of Florida. Residences of the states of California, ILLEGIBLE, ILLEGIBLE, ILLEGIBLE, ILLEGIBLE, ILLEGIBLE, ILLEGIBLE, New Jersey, New York, ILLEGIBLE & Washington cannot have adverse actions taken for future travel.

6

Established 1896 Innovation Is Our Policy®

Hybrid Life Non-Medical Build Chart*

	Minimum	Maximum Tier 1	Maximum Tier 2	Maximum Tier 3
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

4’ 6”	RTU	RTU	RTU	RTU

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

4’ 8”	83	150	179	202

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

4’ 10”	90	160	191	215

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

5’ 0”	96	170	205	230

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

5’ 2”	102	180	219	246

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

5’ 4”	109	192	233	262

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

5’ 6”	116	204	248	279

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

5’ 8”	123	216	263	296

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

5’ 10”	130	229	279	314

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

6’ 0”	138	243	295	332

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

6’ 2”	146	256	312	351

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

6’ 4”	154	270	329	370

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

6’ 6”	162	285	346	389

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

6’ 8”	170	300	364	410

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

6’ 10”	179	318	383	430

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

7’ 0”	RTU	RTU	RTU	RTU

RTU—Refer to Underwriting

7

Hybrid Life

from Fidelity Life Association

Prescription & Miscellaneous Quoting Criteria

Medications*	Tier 1	Tier 2	Tier 3	Notes
2 Blood Pressure & 1 Cholesterol	NO	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

3 Blood Pressure or 3 Cholesterol	NO	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

1 Anxiety/Depression, 1 Blood Pressure & 1 Cholesterol	NO	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

1 Anxiety/Depression & 1 Sleeping Aide	NO	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Blood Thinner (Coumadin)	NO	YES (IC)	YES	Depends on details

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

Narcotic Pain (daily)	NO	YES	YES	Depends on medication and duration

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

*	All of these combinations are Individual Consideration depending on the impairments prescribed for.

Miscellaneous	Tier 1	Tier 2	Tier 3
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

No DUI or 3 violations in past 2 years	NO	YES	YES

Non-valid Drivers License w/reasonable explanation**	YES	YES	YES

ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

After 5 years, not on probation	YES	YES	YES

Within 5 years	NO	NO	NO

Currently on probation	NO	NO	NO

**	Reasonable-no suspended or revoked Drivers License

Driving History Flat Extras
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

0-6 points	7-9 points	10-11 points	Over 12 points

0 debits/Standard	$1.00-$3.50	$5.00-$7.50	†

†	We accept up to $7.50 per $1,000 flat extras for driving history.

If Driver’s License from state other than resident state, okay to accept with explanation at Tier 1, 2 or 3.

Non-Valid Driver’s License for the following reasons are IC (Individual Consideration):

Child Support

No Insurance

Never had a License

Just Moved

Parking Tickets

Expired Tag or License

Court Costs or No Show

Emission Testing

8

Established 1896 Innovation Is Our Policy®

Financial Justification

Financial Justification of the amount of life insurance requested is an important consideration. While large business or estate planning cases can present both special and complex challenges, personal insurance remains straight forward.

Please use the following factors for determining the amount of personal insurance available to applicants.

Age	Earned Income Factor	Unearned Income Factor
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE
ILLEGIBLE	ILLEGIBLE	ILLEGIBLE

For example, someone aged 35 earning $40,000 per year would be eligible for total coverage (all sources) of $1,000,000 (40,000 x 25).

Earned income includes all the taxable income and pensions and other wages obtained through employment.

For our calculations, SSI benefits, disability pension benefits, welfare or other city, state or federal assistance benefits are considered unearned income.

Exceptions:

1.	Except in rare cases, the minimum face amount, in the absence of other coverage, may be allowed regardless of income.

2.	Rounding should be done to the next $10,000. For example, if someone qualifies for $102,000 of coverage we would allow $110,000.

As always, underwriter discretion (allowing more or less coverage) may be applied provided documented justification is properly added to the file using an “exception” note.

Family Income

An unemployed spouse may have an amount equal to that in force (or applied for) on the employed spouse up to $300,000. For amounts over that, the unemployed spouse is usually limited to 50% of the amount in force (applied for) on the employed spouse. Homemakers are OK without an interview up to the maximum for age providing the spouse or children are the primary beneficiaries.

Student Coverage

Our general guidelines are a maximum of $100,000 on high school and trade school students, a maximum of $200,000 for college students and a maximum of $300,000 for post-graduate students (Masters, PhD, Law School or Medical school).

Military

Military personnel are evaluated based on what they do, not their rank/grade. We do not offer coverage to combat specialists, members of combat teams, hazardous military occupations and recruits or enlisted Grades 1 through 4.

Military risks serving in, or alerted for service in areas of conflict or potential conflict are not acceptable.

Aviation exclusions are only available to Air National Guard or reserve pilots. All exclusions must be witnessed by the beneficiary.

All military applicants are subject to an underwriting interview.

9

Hybrid life

form Fidelity Life Association

Foreign Travel

The factors that affect consideration of applicants who plan foreign travel can change very quickly. These guidelines are not a substitute for common sense. The current political, environmental, military, criminal and health factors for each country or area where travel is contemplated must be considered.

Always check the State Department Web site (www.travel.state.gov) for any travel warnings. If present, coverage is not available.

NOTE: While a small number of states do not allow underwriting action based on hazardous foreign travel, this does not apply to foreign residence. The travel question on the application MUST be answered in all cases.

The following guidelines apply to U.S. citizens traveling abroad. Permanent Residents (green card holders) will be considered only if proposed travel is to low risk areas.

Foregin Travel Defined

a.	Vacation travel is a single trip of 30 days or less.

b.	Business travel totaling not more then 90 days per year and not more than four weeks at a time.

c.	Longer periods of travel (4-6 months) will be classified as Foreign Residence and rated appropriately.

Occupations

Where business travel is indicated and the occupation does not appear to be appropriate (e.g., janitor) a clear explanation will be required.

Travel by Missionaries (and related religious activities), Diplomats, Journalists, Archeologists, Geologists, Volunteer and foreign Aid workers will not be considered. Military and U.S. State Department personnel may be considered on an individual basis.

Vacation

Travel to resort destinations is usually considered at best class. The same holds true for cruise ships which have ports of call in areas of moderate concern.

Visits to “family” should not be considered as true vacation travel and should be handled strictly in accordance with the area classification.

The standard requirement for our business is that the proposed Insured must be a U.S. citizen living in the United States or a permanent Resident (green card holder) living in the United States.

In some cases, a U.S. citizen living outside the United States on a temporary basis might be considered if they are residing in a low risk country. The temporary residency must be for a period of 90 days or less. Where a longer period of time is anticipated or where the total amount of time living outside the United States will exceed 4 months per year, we will underwrite on a case by case basis.

Temporary Residents

Applicants who are in the United States on the basis of a temporary visa will not be considered.

10

Established 1896 Innovation Is Our Policy®

Hybrid Life Billing Information

Hybrid Life is available for quoting exclusively through Fidelity Life’s proprietary Rapid App system.

Billing Modes

Annual	Direct, Credit Card or EFT
Semi-Annual	Direct, Credit Card or EFT
Quarterly	Direct, Credit Card or EFT
Monthly	Credit Card or EFT

The credit card payment option may not be available in all states.

Modal Factors

Annual	1.00
Semi-Annual	.52
Quarterly	.28
Monthly	.087

Hybrid Life Follow-up Schedule

In the event the customer does not schedule their paramed exam, the company initiates the following process to remind the customer to schedule the exam.

Timing	Activity Scheduled
30 days post-issue	E-mail reminder (call if no e-mail available)

60 days post-issue	Regular mail reminder letter

90 days post-issue	E-mail reminder (call if no e-mail available)

120 days post-issue	Regular mail reminder letter

150 days post-issue	Regular mail reminder letter

165 days post-issue	Final reminder phone call

180 days post-issue	Final reminder letter

11

Hybrid Life

from Fidelity Life Association

General Business Standards

Fidelity Life Association complies with all federal and state regulations. Each person transacting business with Fidelity Life Association is expected to be familiar with the regulations of the state in which they do business and to act within both the letter and the spirit of the law.

Home Office Contacts

Policyowner Service and Commissions

Toll-free (800) 369-3990

New Business and Appointments

Toll-free (888) 440-1540

Underwriting and Risk Assessment

Toll-free (866) 947-8739

Switchboard (630) 522-0392

General E-mail

New Business	newbus@FidelityLife.com
Policyowner Services	pos@FidelityLife.com
Agency/Marketing	agency@FidelityLife.com

New Business

Phone:	(888) 440-1540
Fax:	(866) 947-8730 (New Applications)
Fax:	(866) 947-8735 (Requirements)

Mail and Courier

Mailing Address

Fidelity Life Association

P.O. Box 5030

Des Plaines, IL 60017

Courier Address

Fidelity Life Association

8700 W. Bryn Mawr Ave., Ste. 900S

Chicago, IL 60631

Underwriting Contacts

Underwriting at Fidelity Life is completed by a combination of home office staff and outside underwriting groups. We recognize that producers have a need to contact an underwriter for any number of reasons and encourage you to do so. Our success, like yours, depends on being able to put profitable business on the books.

Need to speak to an underwriter? Call: (866) 947-8739 This toll-free number searches the underwriting group and finds an available underwriter here at the home office.

Underwriting Case Status: (888) 440-1540

You may receive communication from underwriters who are not listed below. Feel free to deal with these other underwriters on a case by case basis. General questions or situations of concern should, however, be addressed to the following:

Doug Coe, Chief Underwriter

(224) 265-9726

doug.coe@FidelityLife.com

Fran Gramberg, Underwriting Administration

(224) 265-9759

fran.gramberg@FidelityLife.com

Jeannine Duplessis, Underwriting Manager

(224) 265-9757

jeannine.duplessis@FidelityLife.com

Danny Kidd, Underwriting Consultant

(224) 265-9755

danny.kidd@FidelityLife.com

Mary Peifer, Underwriting Consultant

(224) 265-9758

mary.peifer@FidelityLife.com

Tracy Morin, Underwriter

(224) 265-9716

tracy.morin@FidelityLife.com

Other Contact Information

Underwriting E-Fax	(866) 947-8734

General Underwriting E-Mail	und@FidelityLife.com

Fidelity Life Website	www.FidelityLife.com

12

Innovation Designed Around You

With an A. {Excellent} rating from A.M. Best,* Fidelity Life Association offers financial strength and security. As an innovator, we provide the kind of flexibility and quickness-to-market that keeps you ahead of the curve in taking advantage of opportunities for success.

*	Total access to key decision-makers.

*	The ability to create custom life solutions for your customers.

*	Unique Web-based application and underwriting process—among the most convenient in the industry.

To learn more about Hybrid Life from Fidelity Life Association, call us at (866) 710-1013.

 Established 1896

 Innovation Is Our Policy*

 Fidelity Life Association,

 A Legal Reserve Life Insurance Company

 www.FidelityLife.com

M4200 January 2012

Established 1896

Fidelity Life Association

8700 W. Bryn Mawr Avenue, #900S

Chicago, IL 60631

The guide is a work in progress and not a substitute for common sense.

The underwriter must exercise good judgment and prudent risk selection skills in every case.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Hybrid Life is level death benefit term life insurance renewable to age 95. It offers guaranteed level premium periods of 10, 15, 20 and 30 years. After the level premium period, rates increase each year through age 94. Coverage is a blend of level term insurance (All Cause) with an Accidental Death Benefit (ADB). This benefit is embedded into the base plan. Hybrid Life includes a provision whereby the customer may undergo medical underwriting for evaluation within six months of the policy issued date. Based on the results of medical underwriting we may modify the blend of coverage originally issued by increasing the All Cause percentage and reducing or eliminating the Accidental Death Benefit.

Issue Ages

(Age nearest birthday)

Term	Non-Nic.	Nicotine
10 yr	18-65	18-65
15 yr	18-65	18-65
20 yr	18-60	18-60
30 yr	18-50	18-45

Min / Max Face Amounts:

Ages 18 - 65

$50,000 - $1,000,000

*	For 30 year term, nicotine classes

Ages 18-44	Minimum $50,000	Maximum $690,000
Age 45	Minimum $50,000	Maximum $640,000

Face Amount Limits

The total combined amount of coverage available with all FLA products is $1,000,000

Premium Classes (Non-Med):

•	Three non-medical premium classes are offered (i.e. Tiers 1, 2 or 3). Tiers 2 and 3 are designed to accommodate substandard risks through Table 8 (H).

•	The premium paid for Tier 1 is equivalent to the premium charged for the Preferred, medically underwritten premium class assuming 100% all cause coverage.

•	The premium paid for Tier 2 is equivalent to the premium charged for the Standard, medically underwritten premium class assuming 100% all cause coverage.

•	The premium paid for Tier 3 is equivalent to the premium charged for a Table 4, medically underwritten premium class assuming 100% all cause coverage.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Non-Medical Premium Classes:

Tier 1

Non-Nicotine

Nicotine

Tier 2

Non-Nicotine

Nicotine

Tier 3

Non-Nicotine

Nicotine

Medical Premium Classes:

Preferred Non-Nicotine

Standard Non-Nicotine

Preferred Nicotine

Standard Nicotine

Substandard Ratings (Medical):

Ratings through Table 8 (H) are allowed

Flat extra’s through $7.50 per $1,000

Premium Rate Bands by Face Amount:

Premium Bands

1)	$50,000 - $99,999

2)	$100,000 - $249,999

3)	$250,000 - $499,999

4)	$500,000 - $999,999

5)	$1,000,000

Expiry Age – 95

Policy Fee (non-commissionable)            $65.00

Conversion:

This product is non-convertible. However, requests for conversion will be honored as though the policy is convertible to a permanent plan of insurance offered by the company for such purpose. The last conversion date is the earlier of 1 year prior to the expiration of the initial term period or prior to the insured’s attained age 65.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Age/Amount Medical Requirements:

(as of 5/15/09)

	18-29	30-39	40-49	50-59	60-65
Less than 50K	N/A	N/A	N/A	N/A	Paramed Blood/HOS
$50,000 - $249,999	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS
$250,000 - $499,999	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS/EKG
$500,000 - $999,999	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Bld/HOS/EKG	Paramed Bld/HOS/EKG
$1,000,000+	Paramed Blood/HOS	Paramed Blood/HOS	Paramed Bld/HOS/EKG	MD Exam Bld/HOS/EKG Inspection	MD Exam Bld/HOS/EKG Inspection/APS

APS Ordering Requirements:

AGES FACE AMOUNT	18-40	41-50	51-65
To $250,000	IC	IC	6 months
$250,00 - $500,000	IC	6 months	1 year
$500,001-$1,000,000	IC	1 year	2 years
$1,000,001-$2,000,000	6 months	2 years	3 years

While we need to keep the number of APS requests to a minimum, the prudent evaluation of the risk means that there are cases where an APS is mandatory. The underwriter has the task of walking a fine line between the two extremes. As with all guidelines, common sense (including underwriter intuition) makes the exception.

In addition to underwriter discretion, an APS should be ordered using the above “check-up or routine exam” chart. Also, where the medical history includes; Diabetes I, CAD, cancer, emphysema/COPD, brain disorders, alcohol/drug abuse and major depression or anxiety.

For all other medical history or laboratory results, please see the FLA Impairment Guide, Hannover Manual or the Hybrid Medical Guide.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Hybrid Medical

Premium Class Criteria

For all other medical history or laboratory results, please see the Fidelity Manuals and /or the Hannover(ASCENT) manual.

	Preferred	Standard	Table D
Non-Nicotine Use	24 Months	12 Months	Yes
Nicotine Rates	Yes	Yes	Yes
Cholesterol Max*	240 w/ratio 6.0	300 w/ratio 8.0	350 w/ratio 10.5
BP/Male	140/90	155/92	See BP Guides
BP/Female	140/90	155/92	See BP Guides
Family History	One death from CAD, Cancer or Diabetes in parent or sibling prior to age 60.	More than one death from CAD, Cancer or Diabetes in parent or sibling prior to age 60.	More than one death from CAD, Cancer or Diabetes in parent or sibling prior to age 60.
Moving Violations**	No more than 2 in last 5 years.	No more than 3 in last 2 years	Yes
DUI	None in past 5 years.	None in past 2 years.	Yes
US Residency	2 years with permanent resident status.	Must have permanent resident status.	Must have permanent resident status
Hazardous Occupation or Avocation**	None in past 2 years and none planned.	Yes	Yes
Foreign Travel (Under-developed, unstable or hazardous areas)	None in next 2 years.	Yes	Yes

•	*When triglycerides are over 250, disregard elevated Chol/HDL ratios over 6.0
•	**Flat extras are allowed on Aviation, Avocations, Driving History, Travel & Occupations
•

Foreign Travel - Do not ask in the state of Florida. Residents of the states of California, Colorado, Connecticut, Georgia, Illinois, Massachusetts, Missouri, New York, New Jersey, Tennessee and Washington cannot have adverse actions taken for future travel.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Underwriting Workflow

Electronic Application 1045E

Age nearest birthday

Medical Underwriting

Agent is able to quote Tier 1, 2 or 3 on a non-medical basis and up to Table 8 (H) on a medical basis

Age/Face Medical Requirements

APS Ordering Guidelines

The medical underwriting has no bearing on the initial face amount. If the Insured is declined or rated beyond a certain Table rating, the initial face amount stays intact. The all-cause death benefit will never be reduced regardless of the outcome of the medical underwriting.* Upon completion of medical underwriting, the policy’s mix of coverage will be adjusted based upon the rate class for which the client is approved.

*	The only exception is if we uncover something as the result of medical underwriting that indicates the Insured misrepresented themselves on the initial application.

Hybrid Life & Hybrid Medical Life Workflow

1045E application loaded into the system

Verified in New Business

Forwarded to UW Queue for Underwriter – Hybrid Non-Medical

Underwrite using Tier 1, 2 or 3 guidelines

Final Decision – Approve/Close/Decline

If approved, input “Approved Tier 1, 2 or 3” with the date and UW initials

In the system input Preferred for Tier I, Standard for Tier 2 & Rated for Tier 3

If approved other than applied (a higher Tier), approve w/modifications

Please add reason why approved at a different premium class.

This will generate a “Should we Issue?” requirement for the agent

An amendment or endorsement is not required for Non-Medical cases if approved at a higher Tier.

If closed or declined, please be specific. If due to MIB, add category (cardiac, labs, respiratory, etc.)

Issue & Activate

An automatic letter is sent to the Insured about scheduling their Exam or the agent has ordered at the point of sale (E Financial only).

The Insured has up to 12 months to contact New Business for the exam.

New Business will reopen the case, change plan to Hybrid Medical which automatically orders an appropriate age/amount Paramed requirement and transmits to Portamedic.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

The case is moved back to the UW Queue, reflecting the previous Tier approval, status changed to Pending Requirements Outstanding and a “hold” icon is displayed.

If the original data bureau requirements (MIB/MVR/Rx) are over 90 days old, please re-order and review.

FLA does accept medical exams and lab results from other carriers if completed within 90 days and the tests are identical to FLA’s. We always reserve the right to request our own exam and labs. It is the agent’s responsibility to obtain both parts.

Once the exam is completed, Heritage sends the exam package to FLA electronically. The status is automatically changed to Pending Requirements Received and a “high priority” icon is displayed. A report will be forwarded to the Underwriters on a daily basis of exams received that day. (24 hour turnaround)

There is no review of these requirements until the UW reviews them!

It is up to the UW to make sure all appropriate requirements are attached, all questions are answered and all signatures and dates are completed. If all the above is verified, only then can the UW mark it as Reviewed.

If any of the above is NOT there, the UW must make a note in the file, email NB as to what is missing and then mark as Partially Received.* This will automatically trigger the file to be added to the New Business (NB) follow-up report. NB reviews the report daily and notifies Portamedic by e-mail of the missing requirements. Once Portamedic has verified the e-mail, they add an automatic note to the file. The icon on the file will then change to “hold” ..

*After marking the file Partially Received, the UW must Save & Exit.

if this step is missed, none of the above will happen.

Once NB has notified Portamedic there is a two day wait. If the missing requirements are not received in 2 days, NB calls Portamedic which will trigger another automatic note on the file, as to the status of the requirement. (NB will make their own note, just in case). This procedure continues until the requirement is received. Once the requirement is received, the case in the UW queue will show the “high priority” icon which starts the whole process Over again.

If repeat labs need to be ordered, New Business will use the Portamedic website, bring up the Insured’s order and directly email the branch with what is required. Additional specimens need to be ordered through NB, send email with what is needed and NB will reopen the Paramed requirement. Please check with Home Office before ordering “repeat” specimens.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

If additional requirements are needed (APS, Insp., etc.), the UW will email Home Office with specifics for Tracy to send the request. The UW will add the APS requirement on FLAPs to include the Physician’s name. Please use the specific requirement, i.e. APS Medical, APS Age/Amount & APS PIL.

Do not forget to hit Save & Exit so the icon does not show.

APS’ are received through Home Office and will be forwarded to the file.

A daily report will be sent to the UWs working the case. (48 hour turnaround)

Once approved the UW will input on the Plan Underwriting Screen the approved rate class under the originally approved Tier.

Tier 1 – Preferred

Tier 2 – Standard

Tier 3 – Table D, E, F, G & H

If approved at a rate class not available in the original Tier, click “No Improvement” on the Plan Underwriting Screen. If the rate class is over Table H, please add “Uninsurable”.

On the Final Decision Screen give details in the Field Message Comments with the actual approved rate class. Be specific – build of 5’4” 280 lbs, cholesterol of 275 or medical history from APS.

Add your Internal Comments and click “Submit”. The top portion of this page is already completed for you, there is no need to change anything.

The approvals should be input in both the Field Message and Internal Comments on the Final Decision screen. The agent and New Business will need to understand both the 1st and 2nd approval notes.

At issue, New Business will calculate the “All Cause” face amount and ADB split for the approved rate class. If questions, they will contact the agent via email.

A new “Policy Schedule Page” will be sent to the Insured upon issue.

Amendments cannot be added to Hybrid Medical cases, if one is needed, either endorse or note the system depending on the significance of the information.

If the Insured misrepresented themselves, notify Home Office to process a rescission.

On the Final Decision screen, input Field Message Comments, Letter & Internal Comments, The top portion of the page is already completed for you.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

If a Hybrid Medical is either “No Improvement” or “Uninsurable” the initial policy stays intact unless the Insured misrepresented themselves.

Closed – once Portamedic closes their handling, New Business will automatically be notified and will contact the Insured and try and reschedule the exam. If unsuccessful, the case will be sent back to the Completed Queue as an “active” Hybrid Non-Medical case. The UW is not responsible for closing out these files.

Declined – if the Hybrid Medical is a “No Improvement” or “Uninsurable” and the Insured did not misrepresent themselves the case will be sent back to the Completed Queue as an “active” Hybrid Non-Medical case. The UW will just need to input the Field Message, Internal Comments and Letter #3A.

Rescissions – if the Insured misrepresented themselves on the original application, the H.O. Underwriter will process a rescission. This will happen in the case of positive cotinine* on our lab results or medical history that is obtained via the exam or APS which was not admitted on the original application and is an outright decline. The UW would input “No Improvement” on the case and complete the same process as above. Notify Home Office if you encounter this.

Flat Extras

If the case requires a flat extra for foreign travel, avocation, aviation or driving history and all else okay then Tier 1 plus the flat extra.

You can add a flat extra on a case that is already a Tier 2 or 3, i.e. Diabetes or Sleep Apnea, etc.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Rapid Underwriting System

(RUS) Workflow

Log into system each morning

Pop Up Box when a case is available

Click on case

Advise agent via “Contact Agent” you are reviewing the file

SS Check, MIB, MVR and Rx run automatically

Review Tabs – Insured, Beneficiary, Coverage, Applicant/Owner and 3rd Party Review Application (Click button on upper right side of screen) - Pay attention to Additional Comments of the application for details, which might not require a phone interview.

Interview Needed/Interview Not Completed

Attempt to call while reviewing case

Add initial review of case under Underwriter Notes (Note Pad Icon)

When attempt not successful, add details under Agent Notes (provide your reason for the UI)

Send a final chat to agent- “Sending the case to Standard Processing to await the UI”

Click on “Underwriting Decision”

Click “Needs Review” (will send case to FLAPPs)

Add additional details under New Business Notes

Click “Make Decision”

Interview not Needed/Interview Completed

Add review of underwriting material under Underwriter Notes (Note Pad Icon)

If a decision can be made, send final chat to agent with that decision Click on “Underwriting Decision”

Click option; Approved as Applied, Issue w/Endors., Decline, etc.

Add final decision under Agent Notes (provide specific details for higher Tier offer).

Add issue or decline instructions under New Business Notes including the Letter #

Click “Make Decision”

NOTE: Once you “Make a Decision” you can no longer “chat” with the agent via RUS. If you would like to communicate w/the agent you can e-mail or call them via the “Contact Agent” information listed on RUS.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Case now sent via Standard Processing to FLAPPs

If case (“Needs Review”) is still pending for outstanding requirements – New Business will copy and paste the notes from RUS and email the assigned RUS Underwriter when the case is in UW Queue

If case has final decision – file will automatically be sent to the Issue Queue

REMINDERS:

It is very important that you select “Needs Review” if you are sending a case to Standard Processing. This plan type is the only way that New Business knows to copy/paste the notes for you. If you select another option, the case will not show up on her report and might be subject to another TPU UW taking the ease and underwriting it a second time. New Business does have access (as do all of the New Business reps) to RUS and copying/pasting the notes into an e-mail to her is no longer necessary.

If you send a case to Standard Processing and you do not see that it has made it to FLAPPS, please send an e-mail to New Business and cc Underwriting at und@fidelitylife.com. They will investigate why the case has not been moved along to Underwriting in FLAPPS. We will also monitor those rare cases to make sure they are moving along. This has occurred before and we have had to manually push the case through.

If a case has been sent to Standard Processing to await an UI and the person calls you right back, you can still access your case on RUS. It might be in transition to FLAPPS (so not yet on that system). You can view all notes, requirements, application etc. on RUS even if you are not the assigned UW. You have to log into RUS as “Reviewer” and look up the case by name or policy number.

Note: Cases that go through Standard Processing might take several hours to show up on FLAPPS.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

COMMON AVIATION SITUATIONS

Commercial Aviation
Major scheduled airline pilots and crew members*	Rating or Best Possible Class
At least one base in U.S. or Canada	Select
Others	2.50 per $1,000

Nonscheduled commercial pilots and crew members flying well-maintained company-owned multi-engine planes on company business*	Standard

Nonscheduled airline pilots and crew members flying multi-engine
Commercial passenger and cargo planes
Based in the U.S. or Canada	Select
Others	3.00 per $1,000 and up. IC

Nonscheduled single engine pilots and crew members	IC

Traffic reporting	Standard

Private Aviation
Private pilots flying factory built fixed wing aircraft
Student pilots or less than 75 hr solo experience 75–400 hr solo experience	2.50 per $1,000
Flying up to 200 hr per yr	Standard
Flying over 200 hr per yr	2.50 per $1,000
Over 400 hr solo experience
Flying up to 300 hr per yr	Standard
Flying over 300 hr per yr	2.50 per $1,000

Helicopters	IC

Homebuilt aircraft	Decline

Glider Pilots
Student pilots or less than 25 hr solo experience	2.50 per $1,000
At least 25 hr solo experience	Standard

Ultralites	Decline

*

lf the airline is not one of the major airlines; American, United etc. and they are based in rural areas, please investigate to make sure the airline does not participate in any aerial fire fighting. If they do, please complete an Interview and question the Insured to see if they are involved in activity.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

FOREIGN TRAVEL

The factors that affect consideration of applicants who plan foreign travel can change very quickly. These guidelines are not a substitute for common sense. The current political, environmental, military, criminal and health factors for each country or area where travel is contemplated must be considered.

Always check the Reinsurer’s Guide for current criteria. The State Department web site (www.travel.state.gov/travel warnings) is also a good source for any travel warnings. If present, coverage is not available.

The following guidelines apply to U.S. citizens traveling abroad. Permanent Residents (Green Card holders) will be considered only if proposed travel is to A+ or A areas only.

Foreign Travel Defined:

a.	A single trip for vacation of 30 days or less.

b.	Business travel totaling not more than 90 days per year and not more than four weeks at a time.

c.	Longer periods of travel (4-6 months) should be classified as Foreign Residence and rated appropriately. Use your judgement, depending on where traveling.

Occupations:

Where business travel is indicated and the occupation does not appear to be appropriate (i.e.: janitor) an explanation should be requested.

Travel by Missionaries (and related religious activities), Diplomats, Journalists, Archeologists, Geologists, Volunteer and Foreign Aid workers will not be considered. Military and US State Department personnel may be considered on an individual basis.

Vacation:

Travel to resort destinations is usually considered at best class. The same holds true for cruise ships which have ports of call in areas of moderate concern.

Visits to “family” should not be considered as true vacation travel and should be handled strictly in accordance with the area classification.

Country Classifications

The underwriter needs to begin by checking the appropriate reinsurance guide to determine the acceptability of any country or area.

Beyond that, however, the underwriter is expected to be aware of and/or to carefully check available resources for current hazards related to travel plans for each applicant.

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Country Guide

Rating Key:
A+	-	Preferred	A	-	Standard
B	-	$1.50/1000	C	-	$3/1000
D	-	$5/1000	E	-	Minimum of $7.50/1000
U	-	Uninsurable

Subject to change without notice.

Country	Rating	Congo, Republic of	U
Afghanistan	U	Cook Islands	C
Albania	U	Costa Rica	A
Algeria	U	Croatia	U
Andorra	A+	Cuba	U
Angola	U	Curacao	A
Anguilla	A	Cyprus	C
Antigua	A	Czech Republic	B
Argentina	A	Denmark	A+
Armenia	U	Djibouti	U
Aruba	A	Dominica	B
Australia	A+	Dominican Republic	B
Austria	A+	Ecuador	A
Azerbaijan	U	Egypt	U
Bahamas	A	El Salvador	D
Bahrain	U	England	A+
Bangladesh	U	Equatorial Guinea	U
Barbados	A	Eritrea	U
Barbuda	A	Estonia	D
Belarus	U	Ethiopia	U
Belgium	A+	Fiji	C
Belize	A	Finland	A+
Benin	U	France	A+
Bermuda	A+	French Guiana	D
Bhutan	U	French Polynesia	C
Bolivia	U	Gabon	U
Bosnia Herzegovina	U	Gambia	U
Botswana	U	Georgia	U
Brazil	A	Germany	A+
Brunel	A	Ghana	U
Bulgaria	E	Gibraltar	A
Burkino Faso	U	Greece	A
Burundi	U	Greenland	A+
Caicos Islands	A	Grenada	A
Cambodia	U	Grenadines	A
Cameroon	U	Guadeloupe	A
Canada	A+	Guam	A
Canary Islands	A+	Guatemala	D
Cape Verde Islands	A	Guinea	U
Cayman Islands	A	Guinea-Bissau	U
Central African Republic	U	Guyana	U
Chad	U	Haiti	U
Chile	A	Honduras	C
China	D***	Hong Kong	A
Colombia	U	Hungary	B
Comoros	U	Iceland	A+
Congo, Democratic Republic	U	India	D****

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Indonesia	E	Niger	U
Iran	U	Nigeria	U
Iraq	U	Nive	U
Ireland	A+	Northern Marianas	A
Israel	U	Norway	A+
Italy	A+	Oman	U
Ivory Coast	U	Pakistan	U
Jamaica	A	Palao	U
Japan	A+	Panama	B
Jordan	U	Paraguay	B
Kazakhstan	U	Peru	C
Kenya	U	Philippines	U*
Kiribati	U	Poland	B
Korea, North	U	Portugal	A+
Korea, South	A	Puerto Rico	A
Kuwait	U	Qatar	U
Kyrgystan	U	Romania	E
Laos	U	Russia	U*
Latvia	C	Rwanda	U
Lebanon	U	Samoa	B
Lesotho	U	San Marino	A+
Liberia	U	Sao Tome and Principe	U
Libya	U	Saudi Arabia	U
Liechtenstein	A+	Scotland	A+
Lithuania	C	Senegal	U
Luxembourg	A+	Serbia	U
Macau	B	Seychelles	B
Macedonia	U	Sierra Leone	U
Madagascar	U	Singapore	A
Madeira	B	Slovak Republic	B
Malawi	U	Slovenia	U
Malaysia	B	Solomon Islands	U
Maldives	E	Somalia	U
Mali	U	South Africa	D
Malta	A	Spain	A+
Marshall Islands	D	Sri Lanka	U
Martinique	A	St. Barthelemey	B
Mauritania	U	St. John	A
Mauritius	C	St. Kitts	A
Mexico	A	St. Lucia	A
Micronesia	C	St. Martin	A
Monaco	A+	St. Nevis	A
Mongolia	U	St. Thomas	A
Monserrat	B	St. Vincent	A
Montenegro	U	Sudan	U
Morocco	U	Surinam	E
Mozambique	U	Swaziland	U
Myanmar (Burma)	U	Sweden	A+
Namibia	U	Switzerland	A+
Nauru	E	Syria	U
Nepal	U	Taiwan	A
Netherlands (Holland)	A+	Tajikistan	U
Netherlands Antilles	A	Tanzania	U
New Caledonia	B	Thailand	U**
New Guinea	D	Tibet	U
New Zealand	A+	Tobago	A
Nicaragua	D	Togo	U

Hybrid Life Underwriting Guide 1/2012

Fidelity Life Association

Tokelau	U
Tonga Trinidad	U A

NOTE: Flat extras up to $7.50/1,000 are allowed for Hybrid Life. (i.e. STD with the flat extra must be added to the Plan Underwriting Screen if a flat extra applies.)

Flat extras over $7.50/$1,000 will be declined for Hybrid Life.

Tunisia	U
Turkey	U
Turkmenistan	U
Turks	A
Tuvala	U
Uganda	U
Ukraine	E
United Arab Emirates	U
United Kingdom	A+
United States	A
Uruguay	A
US - Protectorates, etc.	A
Uzbekistan	U
Vanuatu	C
Vatican City	A
Venezuela (all other locations)	E
Venezuela (to a major city by
Venezuelan Nationals only)	A*
Vietnam	U
Virgin Islands	A
Wales	A+
Western Sahara	U
Yemen	U
Yugoslavia	U
Zambia	U
Zimbabwe	U

•	Philippines: Luzon and major cities will be considered on an individual case basis.

•
**	Thailand: Bangkok will be a ”D”.
***	China: Major cities –

Beijing, Guangzhou, Hangzhou, Shanghai and Shenzhen will be a “C”.

•	**** India: Travel to Mumbai, Calcutta, Hyderabad, New Delhi, and Bangalore will be a “D”, all other locations in India are a decline.

•	Russia: St. Petersburg and Moscow may qualify for an “E” classification subject to consideration. Both cities will be limited to a maximum face amount of $1 million.

Rating Key:

A+	-	Preferred
A	-	Standard
B	-	$1.50/1000
C	-	$3/1000
D	-	$5/1000
E	-	Minimum of $7.50/1000
U	-	Uninsurable

STATE LAWS & FOREIGN TRAVEL

Several states have enacted legislation prohibiting the use of information regarding planned foreign travel in the evaluation of the risk. Effective immediately, travel information developed on any application in the following states should not be used as a basis for adverse action.

California

Colorado

Connecticut

Florida

Georgia

Illinois

Maryland

Massachusetts

Missouri

New Jersey

New York

Tennessee

Washington

If the underwriter is aware of foreign travel plans which would otherwise be of concern, a note should be added to the file indicating that their travel information is being ignored in accordance with state statute.

Exclusions: Politicians, Public Figures, Missionaries, Government Leaders, Elected Officials, Journalists, Judicial Policy, Trade Union Officials, Military Personnel, Prominent Individuals, Former Elected Officials and close family members of the Politicians.

The prohibition against the use of travel plans in the underwriting process does not apply to foreign residence, only foreign travel. For this reason, the travel question, as it currently exists on our applications must be answered. The question includes a reference to foreign residence and this information must be provided.

Travel over 4-6 months is considered foreign residency and should be rated accordingly.

Hybrid Life Underwriting Guide 1/2012

FOREIGN NATIONALS

The standard requirement for our business is that the Proposed Insured must be a US citizen, living in the United States or, a Permanent Resident (green card holder) living in the United States. Canadians and European citizens must have a green card to qualify.

In some cases, a US citizen living outside the United States on a temporary basis might be considered if they are residing in a low risk country. The temporary residency must be for a period of 90 days or less. Where a longer period of time is anticipated or where the total amount of time living outside the United States will exceed 4 months per year, the case, if consideration is warranted, must be referred to our reinsurer on a facultative basis.

Temporary Residents

In general, applicants living in the United States on a basis of a visa cannot be considered. For fully examined business, applicants (and family members living with them) residing in the United States on H1B visas and who are from a low risk country can be considered on an individual basis.

If there is any question whatsoever regarding the applicant’s status, the underwriter should feel free to investigate without apology.

SSN Check

When the SSN is checked, the date of issue must make sense compared to the DOB of the applicant and or their resident status.

Citizenship:

INS regulations state that in order to be eligible for citizenship the applicant;

1.	Must have been a permanent resident for at least 5 years.

or

2.	Must have been married to a US citizen for at least 3 years.

or

3.	Must have served in the US military for at least 1 year.

Immigrants whose SSN was issued outside these guidelines and who claim to be citizens will be investigated.

Hybrid Life Underwriting Guide 1/2012

MVR

Mortality associated with an adverse driving record is significant. Where multiple infractions exist the underwriter should consider adding additional debits to those shown.

Points Chart
Violation[1]	Points for Each Incident from Date of Violation[2]
	0-1 year	1-2 years	2-3 years	3-4 years	4-5 years
DUI (single incident)	12	8	6	4	2
License suspended or revoked	8	8	6	4	2
Reckless or negligent Driving	7	5	3	2	1
Major accident (at fault/injury)	5	4	2	1	0
Speeding = 15 mph over maximum posted limit or > 85 mph	4	3	2	1	0
Speeding <15 mph over maximum posted limit or unspecified	2	1	1	0	0
Other moving violations (i.e., careless driving, Improper turn, disregarding traffic device, lane violation, failure to yield, minor accident)	2	1	1	0	0

[1]

The underwriter should view the MVR as reflecting the most favorable information about the client’s driving habits. If there are any discrepancies with Information on the application, inspection report or APS, further investigation may be needed to obtain an accurate picture. In assessing the accident risk, it is important to consider not only the motor vehicle record but the entire profile, including any habits criticism, avocations, indication of immaturity, instability or risk-taking behavior, as well as medical impairments.

[2]	It may be appropriate to combine points if the applicant is charged with more than one violation per incident (e.g., speeding and an accident).

Rating Chart
Total Points	Annual Extra Premium/$1,000 of Face Amount
0-6	+0
7-9	$2.50/M - $3.50/M
10-11	$5.00/M - $6.00/M
12-13	$7.50/M - $10.00/M
14 or more	Decline

Modifying Factors
Multiple DUIs, revocations or suspensions; license not currently valid due to multiple moving violations	Decline
Criticism regarding habits, avocations, maturity (lack of), instability, risk-taking behavior or medical impairments	IC
Motorcycle violations	Use higher rating
Over age 70	Use higher rating

Multiple violations within 2 years, OR driving in a high risk state (Alabama, Arizona, Arkansas, Kentucky, Mississippi, Montana, Nevada, New Mexico, Oklahoma and South Carolina), OR male gender, OR under age 25

Use higher rating

Multiple suspensions do not apply to non-moving violations (child support, emissions, etc.)

No DUI within 1 year!

Hybrid Life Underwriting Guide 1/2012

MVR RATING SCHEDULE

Driving Rating

a.	If MPH unknown, assume 15–29 over limit.

b.	When ticketed for more than one violation at the same time, assign only the highest point.

c.	Option riders to increase coverage, ADB and WP Riders are not available when ratable.

MVR Rating Schedule

Total Rating Points	Life
0-6 points 0 dbts	Tier 1, 2 or 3
7-9 points $1.00 - $3.50 FE	Tier 1, 2 or 3
10-11 points $5.00 - $6.00 FE	Tier 1, 2 or 3
12 points $7.50 FE	Tier 1, 2 or 3
Over 12 points	Decline*

*	We accept up to $7.50 per $1,000 flat extras for driving history

Hybrid Life Underwriting Guide 1/2012

DRIVER’S LICENSE STATUS

One of the key elements in the Hybrid Life process is the information obtained from the client’s Motor Vehicle Record. Without this information our assessment is incomplete. If the driver’s license is from a state other than the residence state, it will require an interview to as to why. We will accept a driver’s license from a state other than a residence state if a clean MVR form the Driver’s License state.

We will accept a Hybrid application even if the Proposed Insured cannot provide a valid U.S. driver’s license, but can provide a state ID number.

NOTE: This restriction does not apply to our Graded Death Benefit products.

Where the license is currently “not valid”:

DUI or Reckless Driving	Decline
Tickets	Decline
Financial Responsibility	Decline
Revoked	Decline
Reason Unknown	Decline

Expired Tag or License	Eligible**
Child Support	Eligible**
No Insurance	Eligible**
Court Costs or No Show	Eligible**
Emission Testing	Eligible**

**	If reasonable explanation, Individual Consideration.

Hybrid Life Underwriting Guide 1/2012

MVR Reports

Moving vs Non-Moving Violations

Moving Violation – traffic violation committed by a moving vehicle

Non-Moving Violation – related to a car that is not in motion

Moving Violations

Speeding

Accidents

Improper Passing

Reckless/Careless Driving

Driving while license expired, suspended or revoked

Driving in wrong direction

Improper Lane Usage

Following to closely

Driving too fast for conditions

Red Light or Stop Sign violation

Cell Phone Use (if illegal in that city/state)

No Seat Belt

No Child Restraint

Non-Moving Violations

No Insurance

Expired Tag

Parking Violations

Faulty Equipment or Illegal Vehicle Modifications

Hybrid Life Underwriting Guide 1/2012

Financial Underwriting

Please use the following factors for determining the amount of personal insurance available to applicants.

Age	Earned Income (Taxable Income/Wages*) Factor	Unearned Income (DI, Pension, SSI, etc.) Factor
20 - 30	30	3
31 - 40	25	3
41 - 50	20	3
51 - 65	15	3

As always, underwriter discretion (allowing more or less coverage) may be applied provided documented justification is properly added to the file using an “exception” note.

*	Also Includes deferred compensation and other employee benefits that will cease upon the Insured’s death.

    Examples: Government and/or Teacher pensions

Insurable Interest

Owners and beneficiaries need to make sense. The owner should usually be the insured, spouse or employer. The beneficiary should have a reasonable relationship with the insured and appropriate financial/emotional loss upon the insured’s death. We need to conduct an underwriting interview on questionable cases.

Family Income

An unemployed spouse may have an amount equal to that in force (or applied for) on the employed spouse up to $300,000. For amounts over that, the unemployed spouse is usually limited to 50% of the amount in force (applied for) on the employed spouse. Homemakers are okay without an interview at 50% of the amount the working spouse has in force, providing the spouse or children are primary beneficiaries.

Occupations

The occupation in general should be questioned if listed as retired and under age 55, self-employed, independent contractor, consultant or sales with no company name listed and/or unemployed. Full-time professional athletes or entertainers are not acceptable for this product.

Student Coverage

Our general guideline is $100,000 on High School Students-Trade School Students, $200,000 for College-University Students and $300,000 for Post Graduate Students (Masters, Ph.D. Medical School or Law School). We do have exceptions to this guideline.

Military**

Military personnel are evaluated based on what they do not their rank/grade. We do not offer coverage to combat specialists, members of combat teams, hazardous military occupations and recruits or enlisted Grades 1 though 4.

Military risks serving in, or alerted for service in areas of conflict or potential conflict are not acceptable.

**Please interview all military occupations!

Hybrid Life Underwriting Guide 1/2012

Attachments

Current Build Chart

Quoting Chart

Unacceptable Impairments

Misc. & Pharmacy

Height	Minimum	Maximum Select	Maximum Standard (T1-T2)	Maximum T3-T4	Maximum T5 T8
4’ 9	76	153	176	185	208
4’ 10	79	158	182	191	215
4’ 11	82	163	188	198	223
5’ 0	84	169	195	205	230
5’ 1	87	175	201	212	238
5’ 2	90	180	208	219	246
5’ 3	93	186	215	226	254
5’ 4	96	192	221	233	262
5’ 5	99	198	228	240	270
5’ 6	102	204	235	248	279
5’ 7	105	211	243	255	287
5’ 8	109	217	250	263	296
5’ 9	112	223	257	271	305
5’ 10	115	230	265	279	314
5’ 11	118	237	272	287	323
6’ 0	122	243	280	295	332
6’ 1	125	250	288	303	341
6’ 2	129	257	296	312	351
6’ 3	132	264	304	320	360
6’ 4	136	271	312	329	370
6’ 5	139	278	320	337	380
6’ 6	143	286	329	346	389
6’ 7	146	293	337	355	399
6’ 8	150	300	346	364	410
6’ 9	159	308	355	373	420
6’ 10	163	316	363	383	430

BMI		33	38	40	45

BMI over 45 will be declined.

Using the Hybrid terminology, it reduces to:

Height	Minimum	Maximum Tier 1	Maximum Tier 2	Maximum Tier 3
4’ 8	73	170	179	202
4’ 9	76	176	185	208
4’ 10	79	182	191	215
4’ 11	82	188	198	223
5’ 0	84	195	205	230
5’ 1	87	201	212	238
5’ 2	90	208	219	246
5’ 3	93	215	226	254
5’ 4	96	221	233	262
5’ 5	99	228	240	270
5’ 6	102	235	248	279
5’ 7	105	243	255	287
5’ 8	109	250	263	296
5’ 9	112	257	271	305

5’ 10	115	265	279	314
5’ 11	118	272	287	323
6’ 0	122	280	295	332
6’ 1	125	288	303	341
6’ 2	129	296	312	351
6’ 3	132	304	320	360
6’ 4	136	312	329	370
6’ 5	139	320	337	380
6’ 6	143	329	346	389
6’ 7	146	337	355	399
6’ 8	150	346	364	410
6’ 9	159	355	373	420
6’10	163	363	383	430

AMENDMENT I

TO THE REINSURANCE AGREEMENT

between

FIDELITY LIFE ASSOCIATION

(the “Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(the “Reinsurer”)

This Amendment is to be attached to and made a part of the Automatic Coinsurance Reinsurance Agreement which became effective on January 1, 2012. All provisions of the Reinsurance Agreement not in conflict with the provisions of this Amendment shall remain unchanged.

The Amendment shall add the following:

Exhibit E - Hybrid Term Allowances, for new business issued on or after January 20, 2014 (includes back dated and forward dated policies with issue dates January 20, 2014 and later).

Exhibit F - The use of the Company’s updated underwriting guidelines, Hybrid Life Underwriting Guide 08/2013.

In witness of the above, this Amendment is signed in duplicate at the dates and places indicated with an effective date of January 20, 2014.

FIDELITY LIFE ASSOCIATION
Chicago, Illinois

By:	/s/ James Harkensee	By:	/s/ Daniel Cotter
Title:	President, COO	Title:	Vice President GC, Secretary
Date:	3/12/2014	Date:	3/13/14

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA Orlando, Florida

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	AVP, Marketing	Title:	VP
Date:	3/14/14	Date:	3/14/14

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

EXHIBIT E

Hybrid Term Allowances

10 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-10	62.3	59.4	54.9	32.1	7.8
Preferred Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-10	60	57.1	39.2	18.8	4.4
Preferred Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-10	46.4	23.5	12.3	4.4	4.4
Preferred Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-10	14.7	6.7	4.5	4.4	4.4
Preferred Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Preferred Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-10	62.3	54.9	40.3	25.5	18.8
Preferred Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-10	53.2	44.8	23.5	15.5	11.1
Preferred Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-10	26	14.6	4.5	4.4	4.4
Preferred Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-10	4.5	4.5	4.5	4.4	4.4
Preferred non-nicotine	Male	Band 4	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Preferred Non-nicotine	Male	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18 -29	30-39	40-49	50-59	60-65
Standard Non-nicotine	Female	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-10	64.5	51.5	40.3	15.5	8.9
Standard Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-10	64.5	40.3	23.5	4.4	15.5
Standard Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-10	47.5	21.3	12.3	4.4	8.9
Standard Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-10	23.8	4.5	4.5	4.4	4.4
Standard Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Standard Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-10	61.1	48.2	30.2	15.5	15.5
Standard Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-10	46.4	28	14.6	5.5	5.5
Standard Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-10	23.8	12.3	4.5	4.4	4.4
Standard Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-10	4.5	4.5	4.5	4.4	4.4
Standard Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Standard Non-nicotine	Male	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Nicotine	Female	Band 1	2-10	71.3	51.5	34.7	16.6	6.6
Preferred Nicotine	Female	Band 1	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Nicotine	Female	Band 2	2-10	62.3	39.2	23.5	10	4.4
Preferred Nicotine	Female	Band 2	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Nicotine	Female	Band 3	2-10	60	31.4	19	16.6	6.6
Preferred Nicotine	Female	Band 3	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Nicotine	Female	Band 4	2-10	35.1	20.2	6.7	4.4	4.4
Preferred Nicotine	Female	Band 4	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Nicotine	Female	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Preferred Nicotine	Female	Band 5	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Nicotine	Male	Band 1	2-10	55.5	44.8	17.9	12.2	8.9
Preferred Nicotine	Male	Band 1	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Nicotine	Male	Band 2	2-10	41.9	24.6	4.5	4.4	4.4
Preferred Nicotine	Male	Band 2	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Nicotine	Male	Band 3	2-10	28.3	14.6	4.5	4.4	4.4
Preferred Nicotine	Male	Band 3	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Nicotine	Male	Band 4	2-10	12.5	4.5	4.5	4.4	4.4
Preferred Nicotine	Male	Band 4	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Nicotine	Male	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Preferred Nicotine	Male	Band 5	11+	5	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100	100
Standard Nicotine	Female	Band 1	2-10	64.5	39.2	29.1	21.1	10
Standard Nicotine	Female	Band 1	11+	5	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100	100
Standard Nicotine	Female	Band 2	2-10	58.9	24.6	19	13.3	10
Standard Nicotine	Female	Band 2	11+	5	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100	100
Standard Nicotine	Female	Band 3	2-10	41.9	16.8	15.7	12.2	10
Standard Nicotine	Female	Band 3	11+	5	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100	100
Standard Nicotine	Female	Band 4	2-10	23.8	4.5	4.5	4.4	4.4
Standard Nicotine	Female	Band 4	11+	5	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100	100
Standard Nicotine	Female	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Standard Nicotine	Female	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - MED								1/20/2014
Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Standard Nicotine	Male	Band 1	1	100	100	100	100	100
Standard Nicotine	Male	Band 1	2-10	46.4	25.8	17.9	7.8	7.8
Standard Nicotine	Male	Band 1	11+	5	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100	100
Standard Nicotine	Male	Band 2	2-10	34	14.6	9	4.4	4.4
Standard Nicotine	Male	Band 2	11+	5	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100	100
Standard Nicotine	Male	Band 3	2-10	20.4	7.8	7.8	4.4	4.4
Standard Nicotine	Male	Band 3	11+	5	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100	100
Standard Nicotine	Male	Band 4	2-10	10.2	4.5	4.5	4.4	4.4
Standard Nicotine	Male	Band 4	11+	5	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100	100
Standard Nicotine	Male	Band 5	2-10	4.5	4.5	4.5	4.4	4.4
Standard Nicotine	Male	Band 5	11+	5	5	5	5	5

10 Year Term - NMD								1/20/2014
Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-10	72	72.8	70.7	64.2	59.1
Tier 1 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-10	56.4	56.2	57.2	48.7	47.7
Tier 1 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-10	30.3	31.2	36.4	29	33.2
Tier 1 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-10	15.7	17.7	29.1	23.8	23.8
Tier 1 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-10	6.3	6.2	29.1	31.1	31.1
Tier 1 Non-nicotine	Female	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-10	60.6	62.4	59.3	45.6	45.6
Tier 1 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-10	36.5	36.4	38.5	34.2	34.2
Tier 1 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-10	6.3	6.2	13.5	7.3	7.3
Tier 1 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-10	6.3	6.2	6.2	6.2	6.2
Tier 1 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-10	6.3	6.2	6.2	6.2	6.2
Tier 1 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-10	73.1	72.8	68.6	59.1	55.9
Tier 2 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-10	63.7	59.3	58.2	45.6	45.6
Tier 2 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-10	44.9	41.6	43.7	31.1	31.1
Tier 2 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-10	37.6	34.3	38.5	26.9	26.9
Tier 2 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-10	29.2	26	40.6	35.2	34.2
Tier 2 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-10	61.6	61.4	60.3	43.4	40.4
Tier 2 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-10	48	42.6	44.7	34.2	33.2
Tier 2 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-10	25.1	20.8	25	17.6	17.6
Tier 2 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-10	15.7	10.4	18.7	12.4	12.4
Tier 2 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-10	7.3	6.2	8.3	6.2	6.2
Tier 2 Non-nicotine	Male	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - NMD							1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-10	68.9	65.5	62.4	52.8	49.7
Tier 3 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-10	69.9	55.1	54.1	39.4	41.4
Tier 3 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-10	59.5	40.6	43.7	24.9	26.9
Tier 3 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-10	57.4	39.5	39.5	22.8	23.8
Tier 3 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-10	55.3	36.4	46.8	35.2	29
Tier 3 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-10	57.4	53	55.1	35.2	31.1
Tier 3 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-10	55.3	37.4	42.6	29	23.8
Tier 3 Non-nicotine	Male	Bend 2	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-10	37.6	19.8	25	12.4	11.4
Tier 3 Non-nicotine	Male	Bend 3	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-10	34.5	14.6	22.9	7.3	7.3
Tier 3 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-10	32.4	16.6	13.5	6.2	6.2
Tier 3 Non-nicotine	Male	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - NMD							1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	90-65
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-10	68.9	59.3	54.1	41.4	32.1
Tier 1 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-10	58.5	46.8	46.8	33.2	26.9
Tier 1 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-10	52.2	39.5	42.6	26.9	16.6
Tier 1 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-10	47	35.4	39.5	16.6	12.4
Tier 1 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 1 Nicotine	Famale	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-10	36.5	27	39.5	12.4	9.3
Tier 1 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-10	57.4	49.9	43.7	35.2	22.8
Tier 1 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 1 Nicotine	Mete	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-10	43.8	32.2	21.8	6.2	6.2
Tier 1 Nicotine	Mate	Band 2	11+	5	5	5	5	5
Tier 1 Nicotine	Mate	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-10	25.1	11.4	6.2	6.2	6.2
Tier 1 Nicotine	Male	band 3	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-10	18.8	6.2	6.2	6.2	6.2
Tier 1 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-10	21.9	6.2	6.2	6.2	6.2
Tier 1 Nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-10	54.3	43.7	39.5	31.1	18.6
Tier 2 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-10	49.1	38.5	38.4	24.9	20.7
Tier 2 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-10	43.8	34.3	28.1	14.5	9.3
Tier 2 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-10	38.6	27	17.7	10.4	6.2
Tier 2 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Female	Bend 5	2-10	35.5	22.9	14.6	8.3	6.2
Tier 2 Nicotine	Female	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

10 Year Term - NMD							1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-10	48	40.6	35.4	23.8	13.5
Tier 2 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-10	41.8	31.2	20.8	6.2	6.2
Tier 2 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-10	28.2	16.6	8.3	6.2	6.2
Tier 2 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-10	20.9	9.4	6.2	6.2	6.2
Tier 2 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-10	14.6	6.2	6.2	6.2	6.2
Tier 2 Nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-10	47	29.1	27	24.9	14.5
Tier 3 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-10	49.1	28.1	25	19.7	11.4
Tier 3 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-10	42.8	30.2	14.6	7.3	6.2
Tier 3 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-10	42.8	20.8	10.4	6.2	6.2
Tier 3 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-10	37.6	18.7	8.3	6.2	6.2
Tier 3 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-10	36.5	29.1	26	11.4	6.2
Tier 3 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-10	37.6	15.6	9.4	6.2	6.2
Tier 3 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-10	27.1	6.2	6.2	6.2	6.2
Tier 3 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-10	10.4	6.2	6.2	6.2	6.2
Tier 3 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-10	11.5	6.2	6.2	6.2	6.2
Tier 3 Nicotine	Male	Band 5	11+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term – MED							1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-15	70.4	62.7	50.2	23.6	7.9
Preferred Non-nicotine	Famale	Band 1	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-15	65.8	55.9	36.5	10.1	4.5
Preferred Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-15	62.3	31.9	14.8	4.5	4.5
Preferred Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-15	50.8	14.8	4.6	4.5	4.5
Preferred Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Preferred Non-nicotine	Famale	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Preferred Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-15	71.5	59.3	41	28.2	24.8
Preferred Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-15	64.6	45.6	26.2	18	14.6
Preferred Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-15	41.5	20.5	4.6	4.5	4.5
Preferred Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-15	30	8	4.6	4.5	4.5
Preferred Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Preferred Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-15	71.5	52.4	36.5	13.5	12.4
Standard Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-15	71.5	38.8	20.5	4.5	4.5
Standard Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-15	58.9	22.8	10.3	4.5	4.5
Standard Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-15	51.9	9.1	4.6	4.5	4.5
Standard Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-15	35.8	4.6	4.6	4.5	4.5
Standard Non-nicotine	Female	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term - MED							1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Standard Non-nicotine	Male	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-15	65.8	42.2	33.1	14.6	14.6
Standard Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-15	54.2	25.1	17.1	4.5	4.5
Standard Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-15	38.1	13.7	4.6	4.5	4.5
Standard Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-15	25.4	4.6	4.6	4.5	4.5
Standard Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Standard Non-nicotine	Male	Band 5	16+	5	5	5	5	5

15 Year Term - MED							1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Nicotine	Female	Band 1	2-15	65.8	53.6	35.3	21.4	4.5
Preferred Nicotine	Female	Band 1	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Nicotine	Female	Band 2	2-15	62.3	46.7	26.2	14.6	13.5
Preferred Nicotine	Female	Band 2	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Nicotine	Female	Band 3	2-15	56.5	30.8	16	12.4	10.1
Preferred Nicotine	Female	Band 3	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Nicotine	Female	Band 4	2-15	53.1	23.9	13.7	10.1	6.8
Preferred Nicotine	Female	Band 4	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Nicotine	Female	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Preferred Nicotine	Female	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term - MED								1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Nicotine	Male	Band 1	2-15	66.9	49	28.5	22.5	19.1
Preferred Nicotine	Male	Band 1	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Nicotine	Male	Band 2	2-15	58.9	37.6	18.2	15.8	13.5
Preferred Nicotine	Male	Band 2	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Nicotine	Male	Band 3	2-15	45	23.9	13.7	12.4	12.4
Preferred Nicotine	Male	Band 3	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Nicotine	Male	Band 4	2-15	39.2	18.2	6.8	6.8	6.8
Preferred Nicotine	Male	Band 4	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Nicotine	Male	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Preferred Nicotine	Male	Band 5	16+	5	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100	100
Standard Nicotine	Female	Band 1	2-15	71.5	49	30.8	18	4.5
Standard Nicotine	Female	Band 1	16+	5	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100	100
Standard Nicotine	Female	Band 2	2-15	63.5	35.3	22.8	10.1	6.8
Standard Nicotine	Female	Band 2	16+	5	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100	100
Standard Nicotine	Female	Band 3	2-15	49.6	20.5	19.4	18	14.6
Standard Nicotine	Female	Band 3	16+	5	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100	100
Standard Nicotine	Female	Band 4	2.15	45	14.8	14.8	14.6	14.6
Standard Nicotine	Female	Band 4	16+	5	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100	100
Standard Nicotine	Female	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Standard Nicotine	Female	Band 5	16+	5	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100	100
Standard Nicotine	Male	Band 1	2-15	58.9	37.6	25.1	19.1	18
Standard Nicotine	Male	Band 1	16+	5	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100	100
Standard Nicotine	Male	Band 2	2-15	49.6	28.5	18.2	12.4	12.4
Standard Nicotine	Male	Band 2	16+	5	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100	100
Standard Nicotine	Male	Band 3	2-15	36.9	6.8	14.8	14.6	14.6
Standard Nicotine	Male	Band 3	16+	5	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100	100
Standard Nicotine	Male	Band 4	2-15	32.3	6.8	6.8	6.8	6.8
Standard Nicotine	Male	Band 4	16+	5	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100	100
Standard Nicotine	Male	Band 5	2-15	4.6	4.6	4.6	4.5	4.5
Standard Nicotine	Male	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term - NMD								1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Female	Band 1	l	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-15	73.1	69.7	62.4	47.7	43.5
Tier 1 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-15	62.6	60.3	58.2	46.6	46.6
Tier 1 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-15	43.8	34.3	39.5	30	30
Tier 1 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-15	33.4	22.9	31.2	25.9	25.9
Tier 1 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Bend 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-15	25.1	25	40.6	40.4	40.4
Tier 1 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-15	62.6	59.3	54.1	48.7	48.7
Tier 1 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-15	43.8	43.7	45.8	46.6	46.6
Tier 1 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-15	17.7	12.5	17.7	26.9	26.9
Tier 1 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-15	6.3	6.2	11.4	23.8	23.8
Tier 1 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-15	6.3	6.2	14.6	22.8	22.68
Tier 1 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-15	71	63.4	57.2	44.5	42.5
Tier 2 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-15	63.7	59.3	57.2	45.6	45.6
Tier 2 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-15	55.3	45.8	45.8	31.1	31.1
Tier 2 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-15	49.1	37.4	38.5	28	28
Tier 2 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-15	45.9	42.6	52	46.6	42.5
Tier 2 Non-nicotine	Female	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term - NMD								1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-15	60.6	55.1	52	43.5	43.5
Tier 2 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-15	49.1	44.7	47.8	43.5	43.5
Tier 2 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-15	36.5	28.1	32.2	31.1	31.1
Tier 2 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-15	27.1	18.7	23.9	26.9	26.9
Tier 2 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-15	20.9	20.8	30.2	22.8	22.8
Tier 2 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-15	63.7	48.9	45.8	34.2	36.3
Tier 3 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-15	63.7	53	53	39.4	42.5
Tier 3 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-15	62.6	43.7	43.7	25.9	28
Tier 3 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Bend 4	2-15	62.6	38.5	36.4	22.8	23.8
Tier 3 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-15	61.6	51	55.1	45.6	39.4
Tier 3 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-15	51.2	40.6	41.6	35.2	38.3
Tier 3 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-15	47	38.5	44.7	38.3	39.4
Tier 3 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-15	42.8	27	31.2	26.9	28
Tier 3 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-15	37.6	20.8	23.9	23.8	24.9
Tier 3 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-15	35.5	31.2	33.3	19.7	20.7
Tier 3 Non-nicotine	Male	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term - NMD								1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-15	66.8	56.2	44.7	26.9	6.2
Tier 1 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Bend 2	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-15	59.5	49.9	42.6	23.8	22.8
Tier 1 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-15	51.2	37.4	38.5	26.9	23.8
Tier 1 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-15	50.1	37.4	43.7	35.2	22.8
Tier 1 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-15	44.9	31.2	41.6	32.1	31.1
Tier 1 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-15	59.5	45.8	37.4	33.2	33.2
Tier 1 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-15	52.2	34.3	37.4	26.9	26.9
Tier 1 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-15	35.5	16.6	27	15.5	15.5
Tier 1 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-15	29.2	12.5	19.8	14.5	14.5
Tier 1 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	00	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-15	25.1	9.4	17.7	7.3	7.3
Tier 1 Nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-15	60.6	45.8	35.4	18.6	6.2
Tier 2 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-15	54.3	44.7	33.3	13.5	13.5
Tier 2 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-15	45.9	35.4	35.4	24.9	19.7
Tier 2 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-15	43.8	38.5	38.5	33.2	17.6
Tier 1 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-15	41.8	36.4	36.4	24.9	23.8
Tier 2 Nicotine	Female	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

15 Year Term - NMD								1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-15	49.1	38.5	29.1	22.8	20.7
Tier 2 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-15	45.9	37.4	27	17.6	8.3
Tier 2 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-15	33.4	17.7	17.7	6.2	6.2
Tier 2 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-15	29.2	14.6	14.6	6.2	6.2
Tier 2 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-15	28.2	13.5	13.5	6.2	6.2
Tier 2 Nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-15	50.1	34.3	23.9	7.3	6.2
Tier 3 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-15	51.2	36.4	26	6.2	6.2
Tier 3 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-15	48	31.2	28.1	17.6	8.3
Tier 3 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-15	49.1	35.4	34.3	26.9	6.2
Tier 3 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-15	51.2	36.4	34.3	20.7	13.5
Tier 3 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-15	41.8	27	20.8	13.5	8.3
Tier 3 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-15	43.8	31.2	20.8	6.2	6.2
Tier 3 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-15	34.5	16.6	15.6	6.2	6.2
Tier 3 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-15	31.3	11.4	13.5	6.2	6.2
Tier 3 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-15	31.3	12.5	11.4	6.2	6.2
Tier 3 Nicotine	Male	Band 5	16+	5	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-20	76.5	63.8	41.3	17.2
Preferred Non-nicotine	Female	Band 1	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-20	71.4	47.5	17.5	6.1
Preferred Non-nicotine	Female	Band 2	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-20	54.8	21.3	6.3	6.1
Preferred Non-nicotine	Female	Band 3	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-20	16.6	5	5	4.9
Preferred Non-nicotine	Female	Band 4	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-20	5.1	5	5	4.9
Preferred Non-nicotine	Female	Band 5	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-20	77.8	63.8	32.5	15.9
Preferred Non-nicotine	Male	Band 1	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-20	58.7	32.5	8.8	4.9
Preferred Non-nicotine	Male	Band 2	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-20	29.3	8.8	5	4.9
Preferred Non-nicotine	Male	Band 3	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-20	5.1	5	5	4.9
Preferred Non-nicotine	Male	Band 4	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-20	5.1	5	5	4.9
Preferred Non-nicotine	Male	Band 5	21+	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-20	72.7	51.3	21.3	7.4
Standard Non-nicotine	Female	Band 1	21+	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-20	54.8	26.3	5	4.9
Standard Non-nicotine	Female	Band 2	21+	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-20	28.1	7.5	5	4.9
Standard Non-nicotine	Female	Band 3	21+	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-20	14	5	5	4.9
Standard Non-nicotine	Female	Band 4	21+	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-20	5.1	5	5	4.9
Standard Non-nicotine	Female	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40 -49	50-60
Standard Non-nicotine	Male	Band 1	1	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-20	65	38.8	18.8	11
Standard Non-nicotine	Male	Band 1	21+	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-20	42.1	11.3	5	4.9
Standard Non-nicotine	Male	Band 2	21+	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-20	16.6	5	5	4.9
Standard Non-nicotine	Male	Band 3	21+	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-20	5.1	5	5	4.9
Standard Non-nicotine	Male	Band 4	21+	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-20	5.1	5	5	4.9
Standard Non-nicotine	Male	Band 5	21+	5	5	5	5

20 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Nicotine	Female	Band 1	1	100	100	100	100
Preferred Nicotine	Female	Band 1	2-20	77.8	60	37.5	28.2
Preferred Nicotine	Female	Band 1	21+	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100
Preferred Nicotine	Female	Band 2	2-20	65	41.3	31.3	14.7
Preferred Nicotine	Female	Band 2	21+	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100
Preferred Nicotine	Female	Band 3	2-20	57.4	33.8	13.8	9.8
Preferred Nicotine	Female	Band 3	21+	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100
Preferred Nicotine	Female	Band 4	2-20	33.2	16.3	5	4.9
Preferred Nicotine	Female	Band 4	21+	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100
Preferred Nicotine	Female	Band 5	2-20	5-1	5	5	4.9
Preferred Nicotine	Female	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Nicotine	Male	Band 1	1	100	100	100	100
Preferred Nicotine	Male	Band 1	2-20	71.4	52.5	21.3	18.4
Preferred Nicotine	Male	Band 1	21+	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100
Preferred Nicotine	Male	Band 2	2-20	54.8	32.5	7.5	7.4
Preferred Nicotine	Male	Band 2	21+	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100
Preferred Nicotine	Male	Band 3	2-20	47.2	16.3	5	4.9
Preferred Nicotine	Male	Band 3	21+	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100
Preferred Nicotine	Male	Band 4	2-20	29.3	8.8	5	4.9
Preferred Nicotine	Male	Band 4	21+	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100
Preferred Nicotine	Male	Band 5	2-20	5.1	5	5	4.9
Preferred Nicotine	Male	Band 5	21+	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100
Standard Nicotine	Female	Band 1	2-20	68.9	41.3	26.3	13.5
Standard Nicotine	Female	Band 1	21+	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100
Standard Nicotine	Female	Band 2	2-20	58.7	27.5	16.3	8.6
Standard Nicotine	Female	Band 2	21+	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100
Standard Nicotine	Female	Band 3	2-20	42.1	13.8	5	4.9
Standard Nicotine	Female	Band 3	21+	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100
Standard Nicotine	Female	Band 4	2-20	16.6	5	5	4.9
Standard Nicotine	Female	Band 4	21+	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100
Standard Nicotine	Female	Band 5	2-20	5.1	5	5	4.9
Standard Nicotine	Female	Band 5	21+	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100
Standard Nicotine	Male	Band 1	2-20	58.7	22.5	20	14.7
Standard Nicotine	Male	Band 1	21+	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100
Standard Nicotine	Male	Band 2	2-20	53.6	5	5	4.9
Standard Nicotine	Male	Band 2	21+	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100
Standard Nicotine	Male	Band 3	2-20	29.3	5	5	4.9
Standard Nicotine	Male	Band 3	21+	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100
Standard Nicotine	Male	Band 4	2-20	5.1	5	5	4.9
Standard Nicotine	Male	Band 4	21+	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100
Standard Nicotine	Male	Band 5	2-20	5.1	5	5	4.9
Standard Nicotine	Male	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-20	75.4	69.6	56.7	42.5
Tier 1 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-20	66.8	64.2	57.8	46.8
Tier 1 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-20	50.6	42.8	39.6	34
Tier 1 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-20	40.9	32.1	33.2	25.5
Tier 1 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-20	35.5	35.3	43.9	42.5
Tier 1 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-20	66.8	59.9	48.2	29.8
Tier 1 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-20	50.6	46	44.9	35.1
Tier 1 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-20	30.2	17.1	25.7	25.5
Tier 1 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-20	20.5	6.4	20.3	23.4
Tier 1 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-20	16.2	8.6	32.1	29.8
Tier 1 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-20	73.2	64.2	50.3	39.3
Tier 2 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-20	67.9	64.2	55.6	44.6
Tier 2 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-20	57.1	48.2	40.7	29.8
Tier 2 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-20	52.8	41.7	37.5	27.6
Tier 2 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-20	51.7	49.2	50.3	45.7
Tier 2 Non-nicotine	Female	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-20	62.5	52.4	46	30.8
Tier 2 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-20	52.8	47.1	46	36.1
Tier 2 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-20	40.9	30	30	29.8
Tier 2 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-20	35.5	18.2	26.8	26.6
Tier 2 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-20	35.5	27.8	40.7	37.2
Tier 2 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-20	64.6	52.4	38.5	30.8
Tier 3 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-20	67.9	58.9	49.2	40.4
Tier 3 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-20	63.5	43.9	37.5	25.5
Tier 3 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-20	61.4	42.8	36.4	24.4
Tier 3 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-20	64.6	54.6	51.4	44.6
Tier 3 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-20	50.6	37.5	36.4	25.5
Tier 3 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-20	49.5	41.7	42.8	31.9
Tier 3 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-20	45.2	27.8	27.8	30.8
Tier 3 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-20	43.1	18.2	26.8	28.7
Tier 3 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-20	50.6	35.3	44.9	37.2
Tier 3 Non-nicotine	Male	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-20	67.9	51.4	38.5	24.4
Tier 1 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-20	63.5	51.4	44.9	30.8
Tier 1 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-20	54.9	43.9	43.9	31.9
Tier 1 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-20	54.9	46	46	38.3
Tier 1 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-20	52.8	40.7	43.9	35.1
Tier 1 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-20	58.2	43.9	25.7	25.5
Tier 1 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-20	52.8	39.6	34.2	33
Tier 1 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-20	40.9	17.1	27.8	25.5
Tier 1 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-20	37.7	12.8	25.7	24.4
Tier 1 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-20	34.5	13.9	31	22.3
Tier 1 Nicotine	Male	Band 5	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-20	57.1	38.5	30	12.8
Tier 2 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-20	56	41.7	37.5	17
Tier 2 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-20	46.3	39.6	34.2	20.2
Tier 2 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-20	45.2	40.7	40.7	27.6
Tier 2 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-20	45.2	39.6	39.6	24.4
Tier 2 Nicotine	Female	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

20 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-20	49.5	26.8	26.8	15.9
Tier 2 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-20	48.5	30	27.8	20.2
Tier 2 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-20	36.6	19.3	19.3	14.9
Tier 2 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-20	33.4	18.2	15	13.8
Tier 2 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-20	31.2	20.3	18.2	10.6
Tier 2 Nicotine	Male	Band 5	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-20	47.4	26.8	24.8	6.4
Tier 3 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-20	50.6	27.8	22.5	10.6
Tier 3 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-20	47.4	28.9	21.4	11.7
Tier 3 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-20	49.5	27.8	22.5	13.8
Tier 3 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-20	49.5	27.8	22.5	12.8
Tier 3 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-20	38.8	13.9	17.1	11.7
Tier 3 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-20	47.4	15	15	9.6
Tier 3 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-20	30.2	17.1	13.9	6.4
Tier 3 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-20	26.9	15	11.8	6.4
Tier 3 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-20	24.8	16.1	15	6.4
Tier 3 Nicotine	Male	Band 5	21+	5	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term -MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Preferred Non-nicotine	Female	Band 1	1	100	100	100
Preferred Non-nicotine	Female	Band 1	2-30	81.1	57.2	32.5
Preferred Non-nicotine	Female	Band 1	31+	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100
Preferred Non-nicotine	Female	Band 2	2-30	74.5	41.6	14.3
Preferred Non-nicotine	Female	Band 2	31+	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100
Preferred Non-nicotine	Female	Band 3	2-30	59.9	16.9	5.2
Preferred Non-nicotine	Female	Band 3	31+	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100
Preferred Non-nicotine	Female	Band 4	2-30	12	5.2	5.2
Preferred Non-nicotine	Female	Band 4	31+	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100
Preferred Non-nicotine	Female	Band 5	2-30	5.3	5.2	5.2
Preferred Non-nicotine	Female	Band 5	31+	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100
Preferred Non-nicotine	Male	Band 1	2-30	78.5	57.2	32.5
Preferred Non-nicotine	Male	Band 1	31+	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100
Preferred Non-nicotine	Male	Band 2	2-30	75.8	41.6	14.3
Preferred Non-nicotine	Male	Band 2	31+	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100
Preferred Non-nicotine	Male	Band 3	2-30	54.5	5.2	5.2
Preferred Non-nicotine	Male	Band 3	31+	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100
Preferred Non-nicotine	Male	Band 4	2-30	12	5.2	5.2
Preferred Non-nicotine	Male	Band 4	31+	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100
Preferred Non-nicotine	Male	Band 5	2-30	5.3	5.2	5.2
Preferred Non-nicotine	Male	Band 5	31+	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100
Standard Non-nicotine	Female	Band 1	2-30	78.5	42.9	24.7
Standard Non-nicotine	Female	Band 1	31+	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100
Standard Non-nicotine	Female	Band 2	2-30	73.2	22.1	14.3
Standard Non-nicotine	Female	Band 2	31+	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100
Standard Non-nicotine	Female	Band 3	2-30	57.2	5.2	5.2
Standard Non-nicotine	Female	Band 3	31+	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100
Standard Nun-nicotine	Female	Band 4	2-30	12	5.2	5.2
Standard Non-nicotine	Female	Band 4	31+	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100
Standard Non-nicotine	Female	Band 5	2-30	5.3	5.2	5.2
Standard Non-nicotine	Female	Band 5	31+	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Standard Non-nicotine	Male	Band 1	1	100	100	100
Standard Non-nicotine	Male	Band 1	2-30	71.8	37.7	24.7
Standard Non-nicotine	Male	Band 1	31+	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100
Standard Non-nicotine	Male	Band 2	2-30	62.5	19.5	14.3
Standard Non-nicotine	Male	Band 2	31+	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100
Standard Non-nicotine	Male	Band 3	2-30	49.2	5.2	5.2
Standard Non-nicotine	Male	Band 3	31+	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100
Standard Non-nicotine	Male	Band 4	2-30	12	5.2	5.2
Standard Non-nicotine	Male	Band 4	31+	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100
Standard Non-nicotine	Male	Band 5	2-30	5.3	5.2	5.2
Standard Non-nicotine	Male	Band 5	31+	5	5	5

30 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Preferred Nicotine	Female	Band 1	1	100	100	100
Preferred Nicotine	Female	Band 1	2-30	82.5	52	32.5
Preferred Nicotine	Female	Band 1	31+	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100
Preferred Nicotine	Female	Band 2	2-30	78.5	42.9	31.2
Preferred Nicotine	Female	Band 2	31+	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100
Preferred Nicotine	Female	Band 3	2-30	70.5	36.4	28.6
Preferred Nicotine	Female	Band 3	31+	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100
Preferred Nicotine	Female	Band 4	2-30	27.9	23.4	20.8
Preferred Nicotine	Female	Band 4	31+	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100
Preferred Nicotine	Female	Band 5	2-30	17.3	5.2	5.2
Preferred Nicotine	Female	Band 5	31+	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100
Preferred Nicotine	Male	Band 1	2-30	74.5	49.4	29.9
Preferred Nicotine	Male	Band 1	31+	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100
Preferred Nicotine	Male	Band 2	2-30	69.2	42.9	28.6
Preferred Nicotine	Male	Band 2	31+	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100
Preferred Nicotine	Male	Band 3	2-30	65.2	32.5	27.3
Preferred Nicotine	Male	Band 3	31+	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100
Preferred Nicotine	Male	Band 4	2-30	27.9	16.9	14.3
Preferred Nicotine	Male	Band 4	31+	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100
Preferred Nicotine	Male	Band 5	2-30	17.3	5.2	5.2

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term - MED	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Standard Nicotine	Female	Band 1	1	100	100	100
Standard Nicotine	Female	Band 1	2-30	78.5	44.2	29.9
Standard Nicotine	Female	Band 1	31+	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100
Standard Nicotine	Female	Band 2	2-30	70.5	32.5	28.6
Standard Nicotine	Female	Band 2	31+	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100
Standard Nicotine	Female	Band 3	2-30	65.2	27.3	24.7
Standard Nicotine	Female	Band 3	31+	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100
Standard Nicotine	Female	Band 4	2-30	27.9	18.2	15.6
Standard Nicotine	Female	Band 4	31+	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100
Standard Nicotine	Female	Band 5	2-30	17.3	5.2	5.2
Standard Nicotine	Female	Band 5	31+	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100
Standard Nicotine	Male	Band 1	2-30	67.8	27.3	20.8
Standard Nicotine	Male	Band 1	31+	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100
Standard Nicotine	Male	Band 2	2-30	62.5	24.7	22.1
Standard Nicotine	Male	Band 2	31+	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100
Standard Nicotine	Male	Band 3	2-30	59.9	19.5	15.6
Standard Nicotine	Male	Band 3	31+	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100
Standard Nicotine	Male	Band 4	2-30	27.9	11.7	7.8
Standard Nicotine	Male	Band 4	31+	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100
Standard Nicotine	Male	Band 5	2-30	12	5.2	5.2
Standard Nicotine	Male	Band 5	31+	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-30	76.5	63.1	49.2
Tier 1 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-30	71.1	59.9	52.4
Tier 1 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-30	56	50.3	50.3
Tier 1 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-30	54.9	50.3	52.4
Tier 1 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-30	48.5	42.8	49.2
Tier 1 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-30	71.1	57.8	48.2
Tier 1 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-30	59.2	48.2	44.9
Tier 1 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-30	44.2	33.2	38.5
Tier 1 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-30	38.8	26.8	41.7
Tier 1 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-30	38.8	26.8	34.2
Tier 1 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-30	72.2	56.7	50.3
Tier 2 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-30	68.9	58.9	56.7
Tier 2 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-30	63.5	55.6	52.4
Tier 2 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-30	64.6	58.9	56.7
Tier 2 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-30	62.5	54.6	54.6
Tier 2 Non-nicotine	Female	Band 5	31+	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-30	64.6	51.4	48.2
Tier 2 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-30	58.2	46	46
Tier 2 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-30	53.9	46	41.7
Tier 2 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-30	50.6	41.7	47.1
Tier 2 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-30	53.9	42.8	42.8
Tier 2 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-30	63.5	47.1	46
Tier 3 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-30	66.8	54.6	55.6
Tier 3 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-30	65.7	55.6	52.4
Tier 3 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-30	70	59.9	57.8
Tier 3 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-30	70	58.9	56.7
Tier 3 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-30	58.2	41.7	46
Tier 3 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-30	54.9	42.8	46
Tier 3 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-30	57.1	47.1	44.9
Tier 3 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-30	56	46	50.3
Tier 3 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-30	62.5	49.2	47.1
Tier 3 Non-nicotine	Male	Band 5	31+	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 1 Nicotine	Female	Band 1	1	100	100	100
Tier 1 Nicotine	Female	Band 1	2-30	66.8	50.3	39.6
Tier 1 Nicotine	Female	Band 1	31+	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100
Tier 1 Nicotine	Female	Band 2	2-30	57.1	38.5	38.5
Tier 1 Nicotine	Female	Band 2	31+	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100
Tier 1 Nicotine	Female	Band 3	2-30	52.8	36.4	35.3
Tier 1 Nicotine	Female	Band 3	31 +	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100
Tier 1 Nicotine	Female	Band 4	2-30	50.6	34.2	34.2
Tier 1 Nicotine	Female	Band 4	31+	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100
Tier 1 Nicotine	Female	Band 5	2-30	50.6	32.1	31
Tier 1 Nicotine	Female	Band 5	31+	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100
Tier 1 Nicotine	Male	Band 1	2-30	57.1	31	30
Tier 1 Nicotine	Male	Band 1	31+	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100
Tier 1 Nicotine	Male	Band 2	2-30	49.5	32.1	31
Tier 1 Nicotine	Male	Band 2	31+	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100
Tier 1 Nicotine	Male	Band 3	2-30	39.8	21.4	19.3
Tier 1 Nicotine	Male	Band 3	31+	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100
Tier 1 Nicotine	Male	Band 4	2-30	35.5	16.1	12.8
Tier 1 Nicotine	Male	Band 4	31+	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100
Tier 1 Nicotine	Male	Band 5	2-30	23.7	15	12.8
Tier 1 Nicotine	Male	Band 5	31+	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100
Tier 2 Nicotine	Female	Band 1	2-30	62.5	47.1	37.5
Tier 2 Nicotine	Female	Band 1	31+	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100
Tier 2 Nicotine	Female	Band 2	2-30	57.1	37.5	32.1
Tier 2 Nicotine	Female	Band 2	31+	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100
Tier 2 Nicotine	Female	Band 3	2-30	53.9	33.2	30
Tier 2 Nicotine	Female	Band 3	31+	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100
Tier 2 Nicotine	Female	Band 4	2-30	51.7	33.2	30
Tier 2 Nicotine	Female	Band 4	31+	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100
Tier 2 Nicotine	Female	Band 5	2-30	51.7	35.3	32.1
Tier 2 Nicotine	Female	Band 5	31+	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

30 Year Term - NMD	1/20/2014

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 2 Nicotine	Male	Band 1	1	100	100	100
Tier 2 Nicotine	Male	Band 1	2-30	53.9	36.4	30
Tier 2 Nicotine	Male	Band 1	31+	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100
Tier 2 Nicotine	Male	Band 2	2-30	50.6	32.1	23.5
Tar 2 Nicotine	Male	Band 2	31+	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100
Tier 2 Nicotine	Male	Band 3	2-30	39.8	23.5	18.2
Tier 2 Nicotine	Male	Band 3	31+	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100
Tier 2 Nicotine	Male	Band 4	2-30	37.7	21.4	15
Tier 2 Nicotine	Male	Band 4	31+	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100
Tier 2 Nicotine	Male	Band 5	2-30	18.3	6.4	6.4
Tier 2 Nicotine	Male	Band 5	31+	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100
Tier 3 Nicotine	Female	Band 1	2-30	54.9	40.7	37.5
Tier 3 Nicotine	Female	Band 1	31+	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100
Tier 3 Nicotine	Female	Band 2	2-30	52.8	33.2	31
Tier 3 Nicotine	Female	Band 2	31+	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100
Tier 3 Nicotine	Female	Band 3	2-30	51.7	32.1	30
Tier 3 Nicotine	Female	Band 3	31+	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100
Tier 3 Nicotine	Female	Band 4	2-30	50.6	31	28.9
Tier 3 Nicotine	Female	Band 4	31+	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100
Tier 3 Nicotine	Female	Band 5	2-30	52.8	34.2	32.1
Tier 3 Nicotine	Female	Band 5	31+	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100
Tier 3 Nicotine	Male	Band 1	2-30	45.2	33.2	28.9
Tier 3 Nicotine	Male	Band 1	31+	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100
Tier 3 Nicotine	Male	Band 2	2-30	46.3	28.9	21.4
Tier 3 Nicotine	Male	Band 2	31+	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100
Tier 3 Nicotine	Male	Band 3	2-30	37.7	21.4	17.1
Tier 3 Nicotine	Male	Band 3	31+	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100
Tier 3 Nicotine	Male	Band 4	2-30	35.5	20.3	15
Tier 3 Nicotine	Male	Band 4	31+	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100
Tier 3 Nicotine	Male	Band 5	2-30	17.2	6.4	6.4
Tier 3 Nicotine	Male	Band 5	31+	5	5	5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

EXHIBIT F

UNDERWRITING GUIDELINES

The Company and the Reinsurer agree that Initial Nonmedical underwriting shall be in accordance with Company’s current underwriting guidelines, the Hybrid Life Underwriting Guide, 08/2013, using the Reinsurer’s MERICA systems for obtaining and interpreting third party data. For Medically-underwritten policies, full underwriting shall take place in accordance with the Company’s current underwriting guidelines.

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

AMENDMENT II

TO THE REINSURANCE AGREEMENT

between

FIDELITY LIFE ASSOCIATION

(the “Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(the “Reinsurer”)

This Amendment is to be attached to and made a part of the Automatic Coinsurance Reinsurance Agreement which became effective on January 1, 2012. All provisions of the Reinsurance Agreement not in conflict with the provisions of this Amendment shall remain unchanged.

This Amendment shall add the following:

Exhibit E - Hybrid Term Allowances, for new business issued on or after January 1, 2015 (includes back dated and forward dated policies with issue dates January 1, 2015 and later).

In witness of the above, this Amendment is signed in duplicate at the dates and places indicated with an effective date of January 1, 2015.

Hannover Life Reassurance Company of America	Fidelity Life Association
Orlando, Florida	Chicago, Illinois

10/27/15	10/19/2015
Date	Date
UNDICIPHERABLE	/s/ James Harkensee
By	By
UNDICIPHERABLE	James Harkensee
Print Name	Print Name
AVP, Marketing	President + COO
Title	Title
/s/ Suzanne Downey	/s/ Gregory J Roemelt
By	By
Suzanne Downey	Gregory J Roemelt
Print Name	Print Name
VP	Chief Actuary
Title	Title

2

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT I

EXHIBIT E

Hybrid Term Allowances

10 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-10	66	63.4	59.3	37.5	12.8
Preferred Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-10	63.9	61.3	45.1	24.2	9.4
Preferred Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-10	51.6	31	20.9	9.8	9.4
Preferred Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-10	20.1	12.1	9.9	9.8	9.4
Preferred Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Preferred Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-10	66	Illegible	46.1	30.9	23.7
Preferred Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-10	57.8	50.2	31	21	16.1
Preferred Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-10	33.2	22.9	13.8	9.8	9.4
Preferred Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-10	Illegible	Illegible	Illegible	9.8	9.4
Preferred Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Preferred Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-10	68	56.2	46.1	21	13.8
Standard Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-10	68	46.1	31	9.8	20.5
Standard Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-10	52.6	29	20.9	9.8	13.8
Standard Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-10	29.2	9.9	9.9	9.8	9.4
Standard Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Standard Non-nicotine	Female	Band 5	11+	5	5	5	5	5

3

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

10 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Standard Non-nicotine	Male	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-10	64.9	53.3	37	21	20.5
Standard Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-10	51.6	35	22.9	11	10.5
Standard Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-10	31.2	20.9	13.8	9.8	9.4
Standard Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-10	9.9	9.9	9.9	9.8	9.4
Standard Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Standard Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Nicotine	Female	Band 1	2-10	74.1	56.2	41.1	22	11.6
Preferred Nicotine	Female	Band 1	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Nicotine	Female	Band 2	2-10	66	45.1	31	15.5	9.4
Preferred Nicotine	Female	Band 2	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Nicotine	Female	Band 3	2-10	63.9	38.1	Illegible	22	11.6
Preferred Nicotine	Female	Band 3	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Nicotine	Female	Band 4	2-10	40.5	25.6	12.1	9.8	9.4
Preferred Nicotine	Female	Band 4	11+	5	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Nicotine	Female	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Preferred Nicotine	Female	Band 5	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Nicotine	Male	Band 1	2-10	59.8	50.2	25.9	17.6	13.8
Preferred Nicotine	Male	Band 1	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Nicotine	Male	Band 2	2-10	47.6	32	13.8	9.8	9.4
Preferred Nicotine	Male	Band 2	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Nicotine	Male	Band 3	2-10	35.3	22.9	13.8	9.8	9.4
Preferred Nicotine	Male	Band 3	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Nicotine	Male	Band 4	2-10	17.9	9.9	9.9	9.8	9.4
Preferred Nicotine	Male	Band 4	11+	5	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Nicotine	Male	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Preferred Nicotine	Male	Band 5	11+	5	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100	100
Standard Nicotine	Female	Band 1	2-10	68	45.1	36	26.6	15
Standard Nicotine	Female	Band 1	11+	5	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100	100
Standard Nicotine	Female	Band 2	2-10	62.9	32	26.9	18.8	15
Standard Nicotine	Female	Band 2	11+	5	5	5	5	5

4

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

10 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Standard Nicotine	Female	Band 3	1	100	100	100	100	100
Standard Nicotine	Female	Band 3	2-10	47.6	24.9	23.9	17.6	15
Standard Nicotine	Female	Band 3	11+	5	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100	100
Standard Nicotine	Female	Band 4	2-10	29.2	9.9	9.9	9.8	9.4
Standard Nicotine	Female	Band 4	11+	5	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100	100
Standard Nicotine	Female	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Standard Nicotine	Female	Band 5	11+	5	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100	100
Standard Nicotine	Male	Band 1	2-10	51.6	33	25.9	13.3	12.8
Standard Nicotine	Male	Band 1	11+	5	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100	100
Standard Nicotine	Male	Band 2	2-10	40.4	22.9	17.9	9.8	9.4
Standard Nicotine	Male	Band 2	11+	5	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100	100
Standard Nicotine	Male	Band 3	2-10	28.2	16.8	16.8	9.8	9.4
Standard Nicotine	Male	Band 3	11+	5	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100	100
Standard Nicotine	Male	Band 4	2-10	15.6	9.9	9.9	9.8	9.4
Standard Nicotine	Male	Band 4	11+	5	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100	100
Standard Nicotine	Male	Band 5	2-10	9.5	9.5	9.5	9.4	9.4
Standard Nicotine	Male	Band 5	11+	5	5	5	5	5

10 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-10	80.05	72.45	76.25	70.5	65
Tier 1 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-10	80.05	72.45	65.8	61.5	58
Tier 1 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-10	80.05	47.75	49.65	48.5	50
Tier 1 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-10	76.5	39.5	46.5	45.5	49
Tier 1 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-10	55	7	48	52	58
Tier 1 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-10	78.15	76.25	63.9	49.5	51
Tier 1 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-10	78.15	55.35	44.9	46.5	53
Tier 1 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-10	16.4	6.9	17.35	20.5	41
Tier 1 Non-nicotine	Male	Band 3	11+	5	5	5	5	5

5

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

10 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-10	2.5	2.5	10.5	18.5	40
Tier 1 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-10	2	2	2	19	40
Tier 1 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-10	72.45	74.35	64.85	56.5	61
Tier 2 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-10	73.4	64.85	57.25	48.5	61
Tier 2 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-10	64.85	56.3	50.6	40.5	54
Tier 2 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-10	62.5	54.5	47.5	38.5	54
Tier 2 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-10	58	52	50	45	54
Tier 2 Non-nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-10	52.5	52.5	49.65	35.5	45
Tier 2 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-10	54.4	40.15	39.2	35.5	48
Tier 2 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-10	43	30.65	25.9	24.5	42
Tier 2 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-10	39.5	26.5	22.5	20.5	40
Tier 2 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-10	34	27	18	17	39
Tier 2 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-10	81.95	81.95	69.6	61.5	66
Tier 3 Non-nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-10	71.5	71.5	62.95	54.5	67
Tier 3 Non-nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-10	62	62	56.3	47.5	60
Tier 3 Non-nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-10	61.5	61.5	54.5	46.5	59
Tier 3 Non-nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-10	61	61	59	53	60
Tier 3 Non-nicotine	Female	Band 5	11+	5	5	5	5	5

6

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

10 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-10	81.95	71.5	62.95	42.5	51
Tier 3 Non-nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-10	81.95	63.9	55.35	47.5	55
Tier 3 Non-nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-10	81.95	54.4	43	36.5	49
Tier 3 Non-nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-10	77.5	52.5	41.5	32.5	47
Tier 3 Non-nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-10	77	60	38	29	47
Tier 3 Non-nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-10	71.5	70.55	60.1	51.5	48
Tier 1 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-10	71.5	63.9	58.2	53.5	52
Tier 1 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-10	71.5	63.9	61.05	53.5	49
Tier 1 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-10	70.5	62.5	60.5	45.5	47
Tier 1 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-10	70	53	56	38	41
Tier 1 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-10	74.35	62	44.9	41.5	30
Tier 1 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-10	67.7	54.4	23.05	13.5	17
Tier 1 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-10	53.45	38.25	9.75	2.5	11
Tier 1 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-10	51.5	35.5	8.5	2.5	11
Tier 1 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-10	45	30	10	2	14
Tier 1 Nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-10	64.85	60.1	53.45	48.5	48
Tier 2 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-10	63.9	56.3	53.45	51.5	55
Tier 2 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-10	61.05	57.25	58.2	42.5	49
Tier 2 Nicotine	Female	Band 3	11+	5	5	5	5	5

7

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

10 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-10	59.5	53.5	58.5	41.5	45
Tier 2 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-10	55	50	53	31	36
Tier 2 Nicotine	Female	Band 5	11+	Illegible	5	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-10	53.45	44.9	38.25	31.5	28
Tier 2 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-10	51.55	43	23.05	4.5	16
Tier 2 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-10	45.85	31.6	18.3	2.5	12
Tier 2 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-10	43.5	29.5	12.5	2.5	12
Tier 2 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-10	41	23	12	2	11
Tier 2 Nicotine	Male	Band 5	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-10	78.15	56.3	51.55	50.8	49
Tier 3 Nicotine	Female	Band 1	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-10	80.05	55.35	54.4	54.5	57
Tier 3 Nicotine	Female	Band 2	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-10	77.2	57.25	61.05	44.5	51
Tier 3 Nicotine	Female	Band 3	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-10	77.5	53.5	61.5	44.5	46
Tier 3 Nicotine	Female	Band 4	11+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-10	69	49	56	33	37
Tier 3 Nicotine	Female	Band 5	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-10	64.85	46.8	42.05	34.5	29
Tier 3 Nicotine	Male	Band 1	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-10	63.9	46.8	24.95	5.5	17
Tier 3 Nicotine	Male	Band 2	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-10	52.5	29.7	20.2	2.5	13
Tier 3 Nicotine	Male	Band 3	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-10	52.5	28.5	13.5	2.5	13
Tier 3 Nicotine	Male	Band 4	11+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-10	45	18	13	2	12
Tier 3 Nicotine	Male	Band 5	11+	5	5	5	5	5

8

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

15 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-15	73.3	66.3	55.1	29	12.9
Preferred Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-15	69.1	60.2	42.7	15.5	9.5
Preferred Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-15	66	38.5	23.1	9.9	9.5
Preferred Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-15	56.1	20.2	10	9.9	9.5
Preferred Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-15	9.6	9.6	9.6	9.5	9.5
Preferred Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-15	74.3	63.3	46.8	33.6	29.7
Preferred Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-15	68.1	50.9	33.4	23.4	19.5
Preferred Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-15	47.2	28.3	13.9	9.9	9.5
Preferred Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-15	35.4	13.5	10	9.9	9.5
Preferred Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-15	9.6	9.6	9.6	9.5	9.5
Preferred Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-15	74.3	57	42.7	19	17.4
Standard Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-15	74.3	44.8	28.3	9.9	9.5
Standard Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-15	62.9	30.3	19	9.9	9.5
Standard Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-15	57.3	14.6	10	9.9	9.5
Standard Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-15	40.7	9.6	9.6	9.5	9.5
Standard Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-15	69.1	47.8	39.8	20	19.5
Standard Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-15	58.7	32.4	25.2	9.9	9.5
Standard Non-nicotine	Male	Band 2	16+	5	5	5	5	5

9

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

15 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Standard Non-nicotine	Male	Band 3	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-15	44.1	22.1	13.9	9.9	9.5
Standard Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-15	30.8	10	10	9.9	9.5
Standard Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-15	9.6	9.6	9.6	9.5	9.5
Standard Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100	100	100
Preferred Nicotine	Female	Band 1	2-15	69.1	58.1	41.6	26.9	9.5
Preferred Nicotine	Female	Band 1	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100	100
Preferred Nicotine	Female	Band 2	2-15	66	51.9	33.4	20	18.5
Preferred Nicotine	Female	Band 2	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100	100
Preferred Nicotine	Female	Band 3	2-15	60.7	37.5	24.2	17.8	15.1
Preferred Nicotine	Female	Band 3	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100	100	100
Preferred Nicotine	Female	Band 4	2-15	58.5	29.3	19.2	15.5	11.7
Preferred Nicotine	Female	Band 4	16+	5	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100	100
Preferred Nicotine	Female	Band 5	2-15	9.6	9.6	9.6	9.5	9.5
Preferred Nicotine	Female	Band 5	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100	100
Preferred Nicotine	Male	Band 1	2-15	70.1	54	35.5	27.9	24.1
Preferred Nicotine	Male	Band 1	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100	100
Preferred Nicotine	Male	Band 2	2-15	62.9	43.7	26.2	21.2	18.5
Preferred Nicotine	Male	Band 2	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100	100
Preferred Nicotine	Male	Band 3	2-15	50.4	31.3	22.1	17.8	17.4
Preferred Nicotine	Male	Band 3	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100	100
Preferred Nicotine	Male	Band 4	2-15	44.6	23.6	12.2	12.2	11.7
Preferred Nicotine	Male	Band 4	16+	5	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100	100
Preferred Nicotine	Male	Band 5	2-15	9.6	9.6	9.6	9.5	9.5
Preferred Nicotine	Male	Band 5	16+	5	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100	100
Standard Nicotine	Female	Band 1	2-15	74.3	54	37.5	23.4	9.5
Standard Nicotine	Female	Band 1	16+	5	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100	100
Standard Nicotine	Female	Band 2	2-15	67.1	41.6	30.3	15.5	11.7
Standard Nicotine	Female	Band 2	16+	5	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100	100
Standard Nicotine	Female	Band 3	2-15	54.5	28.3	27.3	23.4	19.5
Standard Nicotine	Female	Band 3	16+	5	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100	100
Standard Nicotine	Female	Band 4	2-15	50.4	20.2	20.2	20	19.5
Standard Nicotine	Female	Band 4	16+	5	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100	100
Standard Nicotine	Female	Band 5	2-15	9.6	9.8	9.6	9.5	9.5
Standard Nicotine	Female	Band 5	16+	5	5	5	5	5

10

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

15 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Standard Nicotine	Male	Band 1	1	100	100	100	100	100
Standard Nicotine	Male	Band 1	2-15	62.9	43.7	32.4	24.6	23
Standard Nicotine	Male	Band 1	16+	5	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100	100
Standard Nicotine	Male	Band 2	2-15	54.5	36.6	26.2	17.8	17.4
Standard Nicotine	Male	Band 2	16+	5	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100	100
Standard Nicotine	Male	Band 3	2-15	43.1	15.9	23.1	20	19.5
Standard Nicotine	Male	Band 3	16+	5	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100	100
Standard Nicotine	Male	Band 4	2-15	37.7	12.2	12.2	12.2	11.7
Standard Nicotine	Male	Band 4	16+	5	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100	100
Standard Nicotine	Male	Band 5	2-15	9.6	9.6	9.6	9.5	9.5
Standard Nicotine	Male	Band 5	16+	5	5	5	5	5

15 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-15	78.15	78.15	64.85	51.5	51
Tier 1 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-15	78.15	69.6	60.1	52.5	58
Tier 1 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-15	78.15	39.2	43	42.5	48
Tier 1 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-15	75.6	29.5	36.5	38.5	47
Tier 1 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-15	62	36	55	56	52
Tier 1 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-15	80.06	67.7	52.5	51.5	57
Tier 1 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-15	64.85	48.7	46.8	55.5	58
Tier 1 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-15	6.9	6.9	11.65	38.5	52
Tier 1 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-15	2.5	2.5	7.5	37.5	50
Tier 1 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-15	2	2	23	38	51
Tier 1 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-15	75.3	66.8	53.45	41.5	51
Tier 2 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-15	71.5	61.05	52.5	46.5	65
Tier 2 Non-nicotine	Female	Band 2	16+	5	5	5	5	5

11

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

15 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-15	71.5	53.45	45.85	39.5	58
Tier 2 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-15	69.5	49.5	40.5	37.5	58
Tier 2 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-15	65	56	56	56	61
Tier 2 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-15	60.1	48.7	39.2	37.5	58
Tier 2 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-15	56.3	42.05	39.2	43.5	59
Tier 2 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-15	54.4	35.4	27.8	35.5	55
Tier 2 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-15	50.5	30.5	21.5	32.5	55
Tier 2 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-15	45	35	31	31	56
Tier 2 Non-nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-15	71.5	71.5	57.25	46.5	53
Tier 3 Non-nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-15	70.55	70.55	60.1	53.5	68
Tier 3 Non-nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-15	59.15	59.15	51.55	45.5	62
Tier 3 Non-nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-15	53.5	53.5	45.5	42.5	61
Tier 3 Non-nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-15	66	66	64	61	64
Tier 3 Non-nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-15	78.15	62	50.6	46.5	62
Tier 3 Non-nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-15	77.2	61.05	55.35	54.5	64
Tier 3 Non-nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-15	80.05	50.6	42.05	46.5	61
Tier 3 Non-nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-15	78.5	45.5	36.5	43.5	60
Tier 3 Non-nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-15	71	61	48	41	61
Tier 3 Non-nicotine	Male	Band 5	16+	5	5	5	5	5

12

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

15 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-15	81.95	72.45	55.35	41.5	23
Tier 1 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-15	81.95	66.75	51.55	42.5	45
Tier 1 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-15	77.2	57.25	50.6	49.5	50
Tier 1 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-15	79.5	58.5	57.5	56.5	49
Tier 1 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-15	68	49	52	51	54
Tier 1 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-15	78.15	62.95	43	40.5	44
Tier 1 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-15	72.45	54.4	40.15	36.5	41
Tier 1 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-15	59.15	39.2	29.7	26.5	33
Tier 1 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-15	53.5	34.5	21.5	24.5	33
Tier 1 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-15	38	32	22	21	28
Tier 1 Nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-15	75.3	62	44.9	31.5	25
Tier 2 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-15	70.55	57.25	43	33.5	46
Tier 2 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-15	65.8	50.6	47.75	47.5	54
Tier 2 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-15	67.5	53.5	53.5	54.5	53
Tier 2 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-15	60	50	49	45	55
Tier 2 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-15	61.05	45.85	32.55	28.5	35
Tier 2 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-15	56.3	42.05	31.6	25.5	33
Tier 2 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-15	48.7	27.8	25.9	17.5	30
Tier 2 Nicotine	Male	Band 3	16+	5	5	5	5	5

13

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

15 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-59	60-65
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-15	45.5	23.5	24.5	16.5	29
Tier 2 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-15	41	23	25	13	30
Tier 2 Nicotine	Male	Band 5	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-15	76.25	53.45	36.35	26.5	21
Tier 3 Nicotine	Female	Band 1	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-15	73.4	51.55	38.25	32.5	46
Tier 3 Nicotine	Female	Band 2	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-15	68.65	45.85	46.8	48.5	54
Tier 3 Nicotine	Female	Band 3	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-15	72.5	51.5	54.5	55.5	54
Tier 3 Nicotine	Female	Band 4	16+	5	5	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-15	64	48	50	47	55
Tier 3 Nicotine	Female	Band 5	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-15	62.95	40.15	28.75	28.5	35
Tier 3 Nicotine	Male	Band 1	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-15	60.1	40.15	31.6	26.5	33
Tier 3 Nicotine	Male	Band 2	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-15	48.7	20.2	26.85	19.5	31
Tier 3 Nicotine	Male	Band 3	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-15	47.5	17.5	26.5	18.5	30
Tier 3 Nicotine	Male	Band 4	16+	5	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-15	39	18	28	15	31
Tier 3 Nicotine	Male	Band 5	16+	5	5	5	5	5

20 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Non-nicotine	Female	Band 1	1	100	100	100	100
Preferred Non-nicotine	Female	Band 1	2-20	78.8	67.3	47	22.7
Preferred Non-nicotine	Female	Band 1	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100	100
Preferred Non-nicotine	Female	Band 2	2-20	74.2	52.6	25.5	11.6
Preferred Non-nicotine	Female	Band 2	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100	100
Preferred Non-nicotine	Female	Band 3	2-20	59.2	29	15.4	11.6
Preferred Non-nicotine	Female	Band 3	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100	100
Preferred Non-nicotine	Female	Band 4	2-20	22	10.5	10.5	10.3
Preferred Non-nicotine	Female	Band 4	21+	5	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100	100
Preferred Non-nicotine	Female	Band 5	2-20	10.1	10	10	9.8
Preferred Non-nicotine	Female	Band 5	21+	5	5	5	5

14

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

20 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Non-nicotine	Male	Band 1	1	100	100	100	100
Preferred Non-nicotine	Male	Band 1	2-20	80	67.3	39.1	21.3
Preferred Non-nicotine	Male	Band 1	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100	100
Preferred Non-nicotine	Male	Band 2	2-20	62.7	39.1	17.7	10.3
Preferred Non-nicotine	Male	Band 2	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100	100
Preferred Non-nicotine	Male	Band 3	2-20	36.2	17.7	14.3	10.3
Preferred Non-nicotine	Male	Band 3	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100	100
Preferred Non-nicotine	Male	Band 4	2-20	10.6	10.5	10.5	10.3
Preferred Non-nicotine	Male	Band 4	21+	5	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100	100
Preferred Non-nicotine	Male	Band 5	2-20	10.1	10	10	9.8
Preferred Non-nicotine	Male	Band 5	21+	5	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100	100
Standard Non-nicotine	Female	Band 1	2-20	75.4	56	29	12.9
Standard Non-nicotine	Female	Band 1	21+	5	5	5	5
Standard Non-nicotine	Female	Band 2	1	100	100	100	100
Standard Non-nicotine	Female	Band 2	2-20	59.2	33.5	14.3	10.3
Standard Non-nicotine	Female	Band 2	21+	5	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100	100
Standard Non-nicotine	Female	Band 3	2-20	35.1	16.5	14.3	10.3
Standard Non-nicotine	Female	Band 3	21+	5	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100	100
Standard Non-nicotine	Female	Band 4	2-20	19.4	10.5	10.5	10.3
Standard Non-nicotine	Female	Band 4	21+	5	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100	100
Standard Non-nicotine	Female	Band 5	2-20	10.1	10	10	9.8
Standard Non-nicotine	Female	Band 5	21+	5	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100	100
Standard Non-nicotine	Male	Band 1	2-20	68.4	44.8	26.7	16.5
Standard Non-nicotine	Male	Band 1	21+	5	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100	100
Standard Non-nicotine	Male	Band 2	2-20	47.7	19.9	14.3	10.3
Standard Non-nicotine	Male	Band 2	21+	5	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100	100
Standard Non-nicotine	Male	Band 3	2-20	24.7	14.3	14.3	10.3
Standard Non-nicotine	Male	Band 3	21+	5	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100	100
Standard Non-nicotine	Male	Band 4	2-20	10.6	10.5	10.5	10.3
Standard Non-nicotine	Male	Band 4	21+	5	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100	100
Standard Non-nicotine	Male	Band 5	2-20	10.1	10	10	9.8
Standard Non-nicotine	Male	Band 5	21+	5	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100	100
Preferred Nicotine	Female	Band 1	2-20	80	63.9	43.6	33.6
Preferred Nicotine	Female	Band 1	21+	5	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100	100
Preferred Nicotine	Female	Band 2	2-20	68.4	47	38	20.1
Preferred Nicotine	Female	Band 2	21+	5	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100	100
Preferred Nicotine	Female	Band 3	2-20	61.6	40.3	22.2	15.3
Preferred Nicotine	Female	Band 3	21+	5	5	5	5

15

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

20 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Preferred Nicotine	Female	Band 4	1	100	100	100	100
Preferred Nicotine	Female	Band 4	2-20	38.6	21.7	10.5	10.3
Preferred Nicotine	Female	Band 4	21+	5	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100	100
Preferred Nicotine	Female	Band 5	2-20	10.1	10	10	9.8
Preferred Nicotine	Female	Band 5	21+	5	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100	100
Preferred Nicotine	Male	Band 1	2-20	74.2	57.1	29	23.8
Preferred Nicotine	Male	Band 1	21+	5	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100	100
Preferred Nicotine	Male	Band 2	2-20	59.2	39.1	16.5	12.9
Preferred Nicotine	Male	Band 2	21+	5	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100	100
Preferred Nicotine	Male	Band 3	2-20	52.3	24.5	14.3	10.3
Preferred Nicotine	Male	Band 3	21+	5	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100	100
Preferred Nicotine	Male	Band 4	2-20	34.7	14.2	10.5	10.3
Preferred Nicotine	Male	Band 4	21+	5	5	5	5
Preferred Nicotine	Male	Band 5	1	100	100	100	100
Preferred Nicotine	Male	Band 5	2-20	10.1	10	10	9.8
Preferred Nicotine	Male	Band 5	21+	5	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100	100
Standard Nicotine	Female	Band 1	2-20	71.9	47	33.5	19
Standard Nicotine	Female	Band 1	21+	5	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100	100
Standard Nicotine	Female	Band 2	2-20	62.7	34.6	24.5	14
Standard Nicotine	Female	Band 2	21+	5	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100	100
Standard Nicotine	Female	Band 3	2-20	47.7	22.2	14.3	10.3
Standard Nicotine	Female	Band 3	21+	5	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100	100
Standard Nicotine	Female	Band 4	2-20	22	10.5	10.5	10.3
Standard Nicotine	Female	Band 4	21+	5	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100	100
Standard Nicotine	Female	Band 5	2-20	10.1	10	10	9.8
Standard Nicotine	Female	Band 5	21+	5	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100	100
Standard Nicotine	Male	Band 1	2-20	62.7	30.1	27.8	20.1
Standard Nicotine	Male	Band 1	21+	5	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100	100
Standard Nicotine	Male	Band 2	2-20	58.1	14.3	14.3	10.3
Standard Nicotine	Male	Band 2	21+	5	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100	100
Standard Nicotine	Male	Band 3	2-20	36.2	14.3	14.3	10.3
Standard Nicotine	Male	Band 3	21+	5	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100	100
Standard Nicotine	Male	Band 4	2-20	10.6	10.5	10.5	10.3
Standard Nicotine	Male	Band 4	21+	5	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100	100
Standard Nicotine	Male	Band 5	2-20	10.1	10	10	9.8
Standard Nicotine	Male	Band 5	21+	5	5	5	5

16

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

20 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-20	73.4	75.3	57.25	45.5
Tier 1 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-20	73.4	68.65	52.5	48.5
Tier 1 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-20	73.4	44.9	36.35	41.5
Tier 1 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-20	70.5	34.5	32.5	34.5
Tier 1 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-20	68	44	48	51
Tier 1 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-20	78.15	63.9	43.95	32.5
Tier 1 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-20	66.75	48.7	38.25	37.5
Tier 1 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-20	47.75	9.75	17.35	33.5
Tier 1 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-20	39.5	2.5	15.5	30.5
Tier 1 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-20	30	8	40	42
Tier 1 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-20	72.45	64.85	45.85	37.5
Tier 2 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-20	69.6	62	44.9	44.5
Tier 2 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-20	65.8	50.6	36.35	35.5
Tier 2 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-20	63.5	47.5	35.5	34.5
Tier 2 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-20	64	54	47	51
Tier 2 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-20	58.2	44.9	32.55	27.5
Tier 2 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-20	54.4	40.15	33.5	35.5
Tier 2 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-20	52.5	32.55	23.05	37.5
Tier 2 Non-nicotine	Male	Band 3	21+	5	5	5	5

17

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

20 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-20	49.5	26.5	20.5	34.5
Tier 2 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-20	50	33	38	43
Tier 2 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-20	81.95	68.65	46.8	39.5
Tier 3 Non-nicotine	Female	Band 1	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-20	81.95	68.65	50.6	49.5
Tier 3 Non-nicotine	Female	Band 2	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-20	81.95	51.55	39.2	40.5
Tier 3 Non-nicotine	Female	Band 3	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-20	80.5	48.5	37.5	38.5
Tier 3 Non-nicotine	Female	Band 4	21+	5	5	5	5
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-20	80	61	54	56
Tier 3 Non-nicotine	Female	Band 5	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-20	74.35	54.4	40.15	31.5
Tier 3 Non-nicotine	Male	Band 1	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-20	73.4	58.35	46.8	44.5
Tier 3 Non-nicotine	Male	Band 2	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-20	74.35	40.15	32.55	46.5
Tier 3 Non-nicotine	Male	Band 3	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-20	72.5	32.5	31.5	43.5
Tier 3 Non-nicotine	Male	Band 4	21+	5	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-20	74	52	54	52
Tier 3 Non-nicotine	Male	Band 5	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100	100
Tier 1 Nicotine	Female	Band 1	2-20	81.95	65.8	46.8	36.5
Tier 1 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100	100
Tier 1 Nicotine	Female	Band 2	2-20	80.05	62	46.8	43.5
Tier 1 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100	100
Tier 1 Nicotine	Female	Band 3	2-20	73.4	55.35	49.65	48.5
Tier 1 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100	100
Tier 1 Nicotine	Female	Band 4	2-20	75.5	58.5	52.5	53.5
Tier 1 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100	100
Tier 1 Nicotine	Female	Band 5	2-20	67	51	48	49
Tier 1 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100	100
Tier 1 Nicotine	Male	Band 1	2-20	72.45	56.3	27.8	35.5
Tier 1 Nicotine	Male	Band 1	21+	5	5	5	5

18

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

20 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 1 Nicotine	Male	Band 2	1	100	100	100	100
Tier 1 Nicotine	Male	Band 2	2-20	67.7	52.5	29.7	38.5
Tier 1 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100	100
Tier 1 Nicotine	Male	Band 3	2-20	55.35	28.75	22.1	31.5
Tier 1 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100	100
Tier 1 Nicotine	Male	Band 4	2-20	52.5	23.5	20.5	30.5
Tier 1 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100	100
Tier 1 Nicotine	Male	Band 5	2-20	39	24	29	30
Tier 1 Nicotine	Male	Band 5	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100	100
Tier 2 Nicotine	Female	Band 1	2-20	70.55	54.4	38.25	24.5
Tier 2 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100	100
Tier 2 Nicotine	Female	Band 2	2-20	69.6	51.55	43	35.5
Tier 2 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 3	1	100	100	100	100
Tier 2 Nicotine	Female	Band 3	2-20	62	48.7	43	41.5
Tier 2 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100	100
Tier 2 Nicotine	Female	Band 4	2-20	63.5	53.5	49.5	46.5
Tier 2 Nicotine	Female	Band 4	21+	5	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100	100
Tier 2 Nicotine	Female	Band 5	2-20	56	47	46	42
Tier 2 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100	100
Tier 2 Nicotine	Male	Band 1	2-20	58.2	34.45	27.8	21.5
Tier 2 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100	100
Tier 2 Nicotine	Male	Band 2	2-20	58.2	31.6	33.5	25.5
Tier 2 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100	100
Tier 2 Nicotine	Male	Band 3	2-20	44.9	19.25	23.05	22.5
Tier 2 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100	100
Tier 2 Nicotine	Male	Band 4	2-20	41.5	15.5	22.5	22.5
Tier 2 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100	100
Tier 2 Nicotine	Male	Band 5	2-20	35	17	26	22
Tier 2 Nicotine	Male	Band 5	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100	100
Tier 3 Nicotine	Female	Band 1	2-20	67.7	43	30.65	19.5
Tier 3 Nicotine	Female	Band 1	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100	100
Tier 3 Nicotine	Female	Band 2	2-20	69.6	44.9	40.15	34.5
Tier 3 Nicotine	Female	Band 2	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100	100
Tier 3 Nicotine	Female	Band 3	2-20	62	44.9	42.05	42.5
Tier 3 Nicotine	Female	Band 3	21+	5	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100	100
Tier 3 Nicotine	Female	Band 4	2-20	66.5	51.5	50.5	47.5
Tier 3 Nicotine	Female	Band 4	21+	5	5	5	5

19

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

20 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-49	50-60
Tier 3 Nicotine	Female	Band 5	1	100	100	100	100
Tier 3 Nicotine	Female	Band 5	2-20	58	46	47	43
Tier 3 Nicotine	Female	Band 5	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100	100
Tier 3 Nicotine	Male	Band 1	2-20	55.35	21.15	23.05	20.5
Tier 3 Nicotine	Male	Band 1	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100	100
Tier 3 Nicotine	Male	Band 2	2-20	61.05	24.95	33.5	26.5
Tier 3 Nicotine	Male	Band 2	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100	100
Tier 3 Nicotine	Male	Band 3	2-20	41.1	10.7	24	25.5
Tier 3 Nicotine	Male	Band 3	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100	100
Tier 3 Nicotine	Male	Band 4	2-20	38.5	8.5	24.5	24.5
Tier 3 Nicotine	Male	Band 4	21+	5	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100	100
Tier 3 Nicotine	Male	Band 5	2-20	30	12	29	25
Tier 3 Nicotine	Male	Band 5	21+	5	5	5	5

30 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-50
Preferred Non-nicotine	Female	Band 1	1	100	100	100
Preferred Non-nicotine	Female	Band 1	2-30	82.9	61.4	39.1
Preferred Non-nicotine	Female	Band 1	31+	5	5	5
Preferred Non-nicotine	Female	Band 2	1	100	100	100
Preferred Non-nicotine	Female	Band 2	2-30	77	47.3	22.7
Preferred Non-nicotine	Female	Band 2	31+	5	5	5
Preferred Non-nicotine	Female	Band 3	1	100	100	100
Preferred Non-nicotine	Female	Band 3	2-30	63.8	25	14.4
Preferred Non-nicotine	Female	Band 3	31+	5	5	5
Preferred Non-nicotine	Female	Band 4	1	100	100	100
Preferred Non-nicotine	Female	Band 4	2-30	17.4	10.7	10.7
Preferred Non-nicotine	Female	Band 4	31+	5	5	5
Preferred Non-nicotine	Female	Band 5	1	100	100	100
Preferred Non-nicotine	Female	Band 5	2-30	10.3	10.2	10.2
Preferred Non-nicotine	Female	Band 5	31+	5	5	5
Preferred Non-nicotine	Male	Band 1	1	100	100	100
Preferred Non-nicotine	Male	Band 1	2-30	80.6	61.4	39.1
Preferred Non-nicotine	Male	Band 1	31+	5	5	5
Preferred Non-nicotine	Male	Band 2	1	100	100	100
Preferred Non-nicotine	Male	Band 2	2-30	78.2	47.3	22.7
Preferred Non-nicotine	Male	Band 2	31+	5	5	5
Preferred Non-nicotine	Male	Band 3	1	100	100	100
Preferred Non-nicotine	Male	Band 3	2-30	58.9	14.4	14.4
Preferred Non-nicotine	Male	Band 3	31+	5	5	5
Preferred Non-nicotine	Male	Band 4	1	100	100	100
Preferred Non-nicotine	Male	Band 4	2-30	17.4	10.7	10.7
Preferred Non-nicotine	Male	Band 4	31+	5	5	5
Preferred Non-nicotine	Male	Band 5	1	100	100	100
Preferred Non-nicotine	Male	Band 5	2-30	10.3	10.2	10.2
Preferred Non-nicotine	Male	Band 5	31+	5	5	5
Standard Non-nicotine	Female	Band 1	1	100	100	100
Standard Non-nicotine	Female	Band 1	2-30	80.6	48.5	32
Standard Non-nicotine	Female	Band 1	31+	5	5	5

20

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

30 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-50
Standard Non-nicotine	Female	Band 2	1	100	100	100
Standard Non-nicotine	Female	Band 2	2-30	75.8	29.7	22.7
Standard Non-nicotine	Female	Band 2	31+	5	5	5
Standard Non-nicotine	Female	Band 3	1	100	100	100
Standard Non-nicotine	Female	Band 3	2-30	61.4	14.4	14.4
Standard Non-nicotine	Female	Band 3	31+	5	5	5
Standard Non-nicotine	Female	Band 4	1	100	100	100
Standard Non-nicotine	Female	Band 4	2-30	17.4	10.7	10.7
Standard Non-nicotine	Female	Band 4	31+	5	5	5
Standard Non-nicotine	Female	Band 5	1	100	100	100
Standard Non-nicotine	Female	Band 5	2-30	10.3	10.2	10.2
Standard Non-nicotine	Female	Band 5	31+	5	5	5
Standard Non-nicotine	Male	Band 1	1	100	100	100
Standard Non-nicotine	Male	Band 1	2-30	74.5	43.8	32
Standard Non-nicotine	Male	Band 1	31+	5	5	5
Standard Non-nicotine	Male	Band 2	1	100	100	100
Standard Non-nicotine	Male	Band 2	2-30	66.2	27.3	22.7
Standard Non-nicotine	Male	Band 2	31+	5	5	5
Standard Non-nicotine	Male	Band 3	1	100	100	100
Standard Non-nicotine	Male	Band 3	2-30	54.2	14.4	14.4
Standard Non-nicotine	Male	Band 3	31+	5	5	5
Standard Non-nicotine	Male	Band 4	1	100	100	100
Standard Non-nicotine	Male	Band 4	2-30	17.4	10.7	10.7
Standard Non-nicotine	Male	Band 4	31+	5	5	5
Standard Non-nicotine	Male	Band 5	1	100	100	100
Standard Non-nicotine	Male	Band 5	2-30	10.3	10.2	10.2
Standard Non-nicotine	Male	Band 5	31+	5	5	5
Preferred Nicotine	Female	Band 1	1	100	100	100
Preferred Nicotine	Female	Band 1	2-30	84.2	56.7	39.1
Preferred Nicotine	Female	Band 1	31+	5	5	5
Preferred Nicotine	Female	Band 2	1	100	100	100
Preferred Nicotine	Female	Band 2	2-30	80.6	48.5	37.9
Preferred Nicotine	Female	Band 2	31+	5	5	5
Preferred Nicotine	Female	Band 3	1	100	100	100
Preferred Nicotine	Female	Band 3	2-30	73.4	42.6	35.6
Preferred Nicotine	Female	Band 3	31+	5	5	5
Preferred Nicotine	Female	Band 4	1	100	100	100
Preferred Nicotine	Female	Band 4	2-30	33.3	28.8	26.2
Preferred Nicotine	Female	Band 4	31+	5	5	5
Preferred Nicotine	Female	Band 5	1	100	100	100
Preferred Nicotine	Female	Band 5	2-30	22.3	10.2	10.2
Preferred Nicotine	Female	Band 5	31+	5	5	5
Preferred Nicotine	Male	Band 1	1	100	100	100
Preferred Nicotine	Male	Band 1	2-30	77	54.3	36.7
Preferred Nicotine	Male	Band 1	31+	5	5	5
Preferred Nicotine	Male	Band 2	1	100	100	100
Preferred Nicotine	Male	Band 2	2-30	72.2	48.5	35.6
Preferred Nicotine	Male	Band 2	31+	5	5	5
Preferred Nicotine	Male	Band 3	1	100	100	100
Preferred Nicotine	Male	Band 3	2-30	68.6	39.1	34.4
Preferred Nicotine	Male	Band 3	31+	5	5	5
Preferred Nicotine	Male	Band 4	1	100	100	100
Preferred Nicotine	Male	Band 4	2-30	33.3	22.3	19.7
Preferred Nicotine	Male	Band 4	31+	5	5	5

21

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

30 Year Term - MED

Class	Gender	Band	Duration	18-29	30-39	40-50
Preferred Nicotine	Male	Band 5	1	100	100	100
Preferred Nicotine	Male	Band 5	2-30	22.3	10.2	10.2
Preferred Nicotine	Male	Band 5	31+	5	5	5
Standard Nicotine	Female	Band 1	1	100	100	100
Standard Nicotine	Female	Band 1	2-30	80.6	49.6	36.7
Standard Nicotine	Female	Band 1	31+	5	5	5
Standard Nicotine	Female	Band 2	1	100	100	100
Standard Nicotine	Female	Band 2	2-30	73.4	39.1	35.6
Standard Nicotine	Female	Band 2	31+	5	5	5
Standard Nicotine	Female	Band 3	1	100	100	100
Standard Nicotine	Female	Band 3	2-30	68.6	34.4	32
Standard Nicotine	Female	Band 3	31+	5	5	5
Standard Nicotine	Female	Band 4	1	100	100	100
Standard Nicotine	Female	Band 4	2-30	33.3	23.6	21.1
Standard Nicotine	Female	Band 4	31+	5	5	5
Standard Nicotine	Female	Band 5	1	100	100	100
Standard Nicotine	Female	Band 5	2-30	22.3	10.2	10.2
Standard Nicotine	Female	Band 5	31+	5	5	5
Standard Nicotine	Male	Band 1	1	100	100	100
Standard Nicotine	Male	Band 1	2-30	70.9	34.4	28.5
Standard Nicotine	Male	Band 1	31+	5	5	5
Standard Nicotine	Male	Band 2	1	100	100	100
Standard Nicotine	Male	Band 2	2-30	66.2	32	29.7
Standard Nicotine	Male	Band 2	31+	5	5	5
Standard Nicotine	Male	Band 3	1	100	100	100
Standard Nicotine	Male	Band 3	2-30	63.8	27.3	23.8
Standard Nicotine	Male	Band 3	31+	5	5	5
Standard Nicotine	Male	Band 4	1	100	100	100
Standard Nicotine	Male	Band 4	2-30	33.3	17.2	13.3
Standard Nicotine	Male	Band 4	31+	5	5	5
Standard Nicotine	Male	Band 5	1	100	100	100
Standard Nicotine	Male	Band 5	2-30	17	10.2	10.2
Standard Nicotine	Male	Band 5	31+	5	5	5

30 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 1 Non-nicotine	Female	Band 1	1	100	100	100
Tier 1 Non-nicotine	Female	Band 1	2-30	78.15	66.75	52.5
Tier 1 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 2	1	100	100	100
Tier 1 Non-nicotine	Female	Band 2	2-30	78.15	55.35	45.85
Tier 1 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 3	1	100	100	100
Tier 1 Non-nicotine	Female	Band 3	2-30	67.7	45.85	45.85
Tier 1 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 4	1	100	100	100
Tier 1 Non-nicotine	Female	Band 4	2-30	69.5	49.5	50.5
Tier 1 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 1 Non-nicotine	Female	Band 5	1	100	100	100
Tier 1 Non-nicotine	Female	Band 5	2-30	64	41	47
Tier 1 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 1	1	100	100	100
Tier 1 Non-nicotine	Male	Band 1	2-30	78.15	60.1	48.7
Tier 1 Non-nicotine	Male	Band 1	31+	5	5	5

22

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

30 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 1 Non-nicotine	Male	Band 2	1	100	100	100
Tier 1 Non-nicotine	Male	Band 2	2-30	68.65	43.95	39.2
Tier 1 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 3	1	100	100	100
Tier 1 Non-nicotine	Male	Band 3	2-30	56.3	25.9	34.45
Tier 1 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 4	1	100	100	100
Tier 1 Non-nicotine	Male	Band 4	2-30	52.5	21.5	41.5
Tier 1 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 1 Non-nicotine	Male	Band 5	1	100	100	100
Tier 1 Non-nicotine	Male	Band 5	2-30	51	25	34
Tier 1 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 1	1	100	100	100
Tier 2 Non-nicotine	Female	Band 1	2-30	70.55	58.2	49.65
Tier 2 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 2	1	100	100	100
Tier 2 Non-nicotine	Female	Band 2	2-30	65.8	53.45	48.7
Tier 2 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 3	1	100	100	100
Tier 2 Non-nicotine	Female	Band 3	2-30	64.85	51.55	46.8
Tier 2 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 4	1	100	100	100
Tier 2 Non-nicotine	Female	Band 4	2-30	65.5	54.5	51.5
Tier 2 Non-nicotine	Female	Band 4	31+	5	5	5
Tier 2 Non-nicotine	Female	Band 5	1	100	100	100
Tier 2 Non-nicotine	Female	Band 5	2-30	63	52	50
Tier 2 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 1	1	100	100	100
Tier 2 Non-nicotine	Male	Band 1	2-30	58.2	43	39.2
Tier 2 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 2	1	100	100	100
Tier 2 Non-nicotine	Male	Band 2	2-30	53.45	36.35	34.45
Tier 2 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 3	1	100	100	100
Tier 2 Non-nicotine	Male	Band 3	2-30	53.45	37.3	35.4
Tier 2 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 4	1	100	100	100
Tier 2 Non-nicotine	Male	Band 4	2-30	51.5	34.5	39.5
Tier 2 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 2 Non-nicotine	Male	Band 5	1	100	100	100
Tier 2 Non-nicotine	Male	Band 5	2-30	52	37	37
Tier 2 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 1	1	100	100	100
Tier 3 Non-nicotine	Female	Band 1	2-30	79.1	58.2	50.55
Tier 3 Non-nicotine	Female	Band 1	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 2	1	100	100	100
Tier 3 Non-nicotine	Female	Band 2	2-30	76.25	54.4	51.55
Tier 3 Non-nicotine	Female	Band 2	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 3	1	100	100	100
Tier 3 Non-nicotine	Female	Band 3	2-30	75.3	53.45	50.6
Tier 3 Non-nicotine	Female	Band 3	31+	5	5	5
Tier 3 Non-nicotine	Female	Band 4	1	100	100	100
Tier 3 Non-nicotine	Female	Band 4	2-30	78.5	59.5	57.5
Tier 3 Non-nicotine	Female	Band 4	31+	5	5	5

23

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

30 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 3 Non-nicotine	Female	Band 5	1	100	100	100
Tier 3 Non-nicotine	Female	Band 5	2-30	75	58	55
Tier 3 Non-nicotine	Female	Band 5	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 1	1	100	100	100
Tier 3 Non-nicotine	Male	Band 1	2-30	71.5	49.65	46.8
Tier 3 Non-nicotine	Male	Band 1	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 2	1	100	100	100
Tier 3 Non-nicotine	Male	Band 2	2-30	65.8	41.1	43
Tier 3 Non-nicotine	Male	Band 2	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 3	1	100	100	100
Tier 3 Non-nicotine	Male	Band 3	2-30	69.6	47.75	44.9
Tier 3 Non-nicotine	Male	Band 3	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 4	1	100	100	100
Tier 3 Non-nicotine	Male	Band 4	2-30	68.5	45.5	52.5
Tier 3 Non-nicotine	Male	Band 4	31+	5	5	5
Tier 3 Non-nicotine	Male	Band 5	1	100	100	100
Tier 3 Non-nicotine	Male	Band 5	2-30	70	51	49
Tier 3 Non-nicotine	Male	Band 5	31+	5	5	5
Tier 1 Nicotine	Female	Band 1	1	100	100	100
Tier 1 Nicotine	Female	Band 1	2-30	81.95	62.95	48.7
Tier 1 Nicotine	Female	Band 1	31+	5	5	5
Tier 1 Nicotine	Female	Band 2	1	100	100	100
Tier 1 Nicotine	Female	Band 2	2-30	71.5	44.9	39.2
Tier 1 Nicotine	Female	Band 2	31+	5	5	5
Tier 1 Nicotine	Female	Band 3	1	100	100	100
Tier 1 Nicotine	Female	Band 3	2-30	63.9	36.35	37.3
Tier 1 Nicotine	Female	Band 3	31+	5	5	5
Tier 1 Nicotine	Female	Band 4	1	100	100	100
Tier 1 Nicotine	Female	Band 4	2-30	61.5	33.5	36.5
Tier 1 Nicotine	Female	Band 4	31+	5	5	5
Tier 1 Nicotine	Female	Band 5	1	100	100	100
Tier 1 Nicotine	Female	Band 5	2-30	57	31	34
Tier 1 Nicotine	Female	Band 5	31+	5	5	5
Tier 1 Nicotine	Male	Band 1	1	100	100	100
Tier 1 Nicotine	Male	Band 1	2-30	72.45	58.2	41.1
Tier 1 Nicotine	Male	Band 1	31+	5	5	5
Tier 1 Nicotine	Male	Band 2	1	100	100	100
Tier 1 Nicotine	Male	Band 2	2-30	59.15	40.15	29.7
Tier 1 Nicotine	Male	Band 2	31+	5	5	5
Tier 1 Nicotine	Male	Band 3	1	100	100	100
Tier 1 Nicotine	Male	Band 3	2-30	44.9	15.45	16.4
Tier 1 Nicotine	Male	Band 3	31+	5	5	5
Tier 1 Nicotine	Male	Band 4	1	100	100	100
Tier 1 Nicotine	Male	Band 4	2-30	40.5	12.5	15.5
Tier 1 Nicotine	Male	Band 4	31+	5	5	5
Tier 1 Nicotine	Male	Band 5	1	100	100	100
Tier 1 Nicotine	Male	Band 5	2-30	33	14	14
Tier 1 Nicotine	Male	Band 5	31+	5	5	5
Tier 2 Nicotine	Female	Band 1	1	100	100	100
Tier 2 Nicotine	Female	Band 1	2-30	73.4	54.4	42.05
Tier 2 Nicotine	Female	Band 1	31+	5	5	5
Tier 2 Nicotine	Female	Band 2	1	100	100	100
Tier 2 Nicotine	Female	Band 2	2-30	63.9	37.3	32.55
Tier 2 Nicotine	Female	Band 2	31+	5	5	5

24

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II

30 Year Term - NMD

Class	Gender	Band	Duration	18-29	30-39	40-50
Tier 2 Nicotine	Female	Band 3	1	100	100	100
Tier 2 Nicotine	Female	Band 3	2-30	59.15	32.55	31.6
Tier 2 Nicotine	Female	Band 3	31+	5	5	5
Tier 2 Nicotine	Female	Band 4	1	100	100	100
Tier 2 Nicotine	Female	Band 4	2-30	56.5	30.5	31.5
Tier 2 Nicotine	Female	Band 4	31+	5	5	5
Tier 2 Nicotine	Female	Band 5	1	100	100	100
Tier 2 Nicotine	Female	Band 5	2-30	52	31	31
Tier 2 Nicotine	Female	Band 5	31+	5	5	5
Tier 2 Nicotine	Male	Band 1	1	100	100	100
Tier 2 Nicotine	Male	Band 1	2-30	60.1	38.25	28.75
Tier 2 Nicotine	Male	Band 1	31+	5	5	5
Tier 2 Nicotine	Male	Band 2	1	100	100	100
Tier 2 Nicotine	Male	Band 2	2-30	51.55	23.05	20.2
Tier 2 Nicotine	Male	Band 2	31+	5	5	5
Tier 2 Nicotine	Male	Band 3	1	100	100	100
Tier 2 Nicotine	Male	Band 3	2-30	40.15	11.65	13.55
Tier 2 Nicotine	Male	Band 3	31+	5	5	5
Tier 2 Nicotine	Male	Band 4	1	100	100	100
Tier 2 Nicotine	Male	Band 4	2-30	37.5	8.5	13.5
Tier 2 Nicotine	Male	Band 4	31+	5	5	5
Tier 2 Nicotine	Male	Band 5	1	100	100	100
Tier 2 Nicotine	Male	Band 5	2-30	32	8	12
Tier 2 Nicotine	Male	Band 5	31+	5	5	5
Tier 3 Nicotine	Female	Band 1	1	100	100	100
Tier 3 Nicotine	Female	Band 1	2-30	71.5	47.75	39.2
Tier 3 Nicotine	Female	Band 1	31+	5	5	5
Tier 3 Nicotine	Female	Band 2	1	100	100	100
Tier 3 Nicotine	Female	Band 2	2-30	62	30.65	32.55
Tier 3 Nicotine	Female	Band 2	31+	5	5	5
Tier 3 Nicotine	Female	Band 3	1	100	100	100
Tier 3 Nicotine	Female	Band 3	2-30	58.2	26.85	33.5
Tier 3 Nicotine	Female	Band 3	31+	5	5	5
Tier 3 Nicotine	Female	Band 4	1	100	100	100
Tier 3 Nicotine	Female	Band 4	2-30	57.5	26.5	32.5
Tier 3 Nicotine	Female	Band 4	31+	5	5	5
Tier 3 Nicotine	Female	Band 5	1	100	100	100
Tier 3 Nicotine	Female	Band 5	2-30	52	28	33
Tier 3 Nicotine	Female	Band 5	31+	5	5	5
Tier 3 Nicotine	Male	Band 1	1	100	100	100
Tier 3 Nicotine	Male	Band 1	2-30	58.2	32.55	27.8
Tier 3 Nicotine	Male	Band 1	31+	5	5	5
Tier 3 Nicotine	Male	Band 2	1	100	100	100
Tier 3 Nicotine	Male	Band 2	2-30	50.6	18.3	22.1
Tier 3 Nicotine	Male	Band 2	31+	5	5	5
Tier 3 Nicotine	Male	Band 3	1	100	100	100
Tier 3 Nicotine	Male	Band 3	2-30	36.35	6.9	17.35
Tier 3 Nicotine	Male	Band 3	31+	5	5	5
Tier 3 Nicotine	Male	Band 4	1	100	100	100
Tier 3 Nicotine	Male	Band 4	2-30	35.5	4.5	16.5
Tier 3 Nicotine	Male	Band 4	31+	5	5	5
Tier 3 Nicotine	Male	Band 5	1	100	100	100
Tier 3 Nicotine	Male	Band 5	2-30	28	5	16
Tier 3 Nicotine	Male	Band 5	31+	5	5	5

25

AUTOMATIC COINSURANCE

HA-FKLA-07/HA3351

AMENDMENT II